                                                                   EXHIBIT 10.68



                           FIRST AMENDED AND RESTATED

                                CREDIT AGREEMENT


                         Dated as of September 25, 1996


                                    Between


                     FIRST FINANCIAL CARIBBEAN CORPORATION,


                          DORAL MORTGAGE CORPORATION,


                            THE LENDERS PARTY HERETO


                                      And


                             BANKERS TRUST COMPANY,
                                    as Agent

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
ARTICLE 1                 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.1      Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.2      Terms Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 2                 AMOUNTS AND TERMS OF LOANS AND ACCEPTANCES  . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 2.1      Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 2.2      Method of Borrowing and of Conversions/Continuations;
                          Creation of Acceptances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 2.3      Conversions/Continuations of Loans; Exchange of Acceptances . . . . . . . . . . . . . . . .  30
         Section 2.4      Disbursement of Funds; Bank Acceptance Participants . . . . . . . . . . . . . . . . . . . .  31
         Section 2.5      Notes; Acceptance Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 2.6      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 2.7      Termination or Reduction of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 2.8      Mandatory Repayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 2.9      Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 2.10     Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 2.11     Payments, Etc,  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 2.12     Eurodollar Rate Not Determinable; Illegality or Impropriety . . . . . . . . . . . . . . . .  43
         Section 2.13     Reserve Requirements; Change in Circumstances . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 2.14     Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 2.15     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 2.16     Sharing of Setoffs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

ARTICLE 3                 CONDITIONS TO CREDIT EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 3.1      Conditions to Credit Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

ARTICLE 4                 REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 4.1      Corporate Existence; Compliance with Law and
                          Contractual Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 4.2      Corporate Power; Authorization; Enforceable Obligations.  . . . . . . . . . . . . . . . . .  52
         Section 4.3      No Legal or Contractual Bar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 4.4      Financial Information.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 4.5      No Material Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 4.6      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 4.7      Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 4.8      Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 4.9      Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 4.10     ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 4.11     Security Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 4.12     Agency Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 4.13     Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

ARTICLE  5                COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 5.1      Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 5.2      Negative Covenants of Each Borrower . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 5.3      Additional Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

ARTICLE 6                 EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

ARTICLE 7                 THE AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 7.1      Appointment of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         Section 7.2      Nature of Duties of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 7.3      Lack of Reliance on Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 7.4      Certain Rights of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         Section 7.5      Reliance by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 7.6      Indemnification of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 7.7      Agent in its Individual Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 7.8      Holders of Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 7.9      Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

ARTICLE 8                 MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         Section 8.1      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         Section 8.2      Amendments, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         Section 8.3      No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         Section 8.4      Payment of Expenses, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         Section 8.5      Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 8.6      Benefit of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 8.7      GOVERNING LAW; SUBMISSION TO JURISDICTION . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 8.8      Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.9      Headings Descriptive  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.10     Survival of Representations and Indemnities . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 8.11     Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.12     Indemnification of Collateral Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.13     Joint and Several Nature of the Obligations . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.14     Certain Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 8.15     Subrogation, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 8.16     [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 8.17     Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 8.18     Effectiveness.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 8.19     Ratification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 8.20     WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

EXHIBITS

Exhibit A-1      Form of Facility 1 Note
Exhibit A-2      Form of Facility 2 Note
Exhibit B-1      Request for Acceptance
Exhibit B-2      Form of Draft
Exhibit C        First Amended and Restated Security Agreement (Warehousing Collateral)
Exhibit D        First Amended and Restated Security Agreement (Servicing Collateral)
Exhibit E        First Amended and Restated Cash Collateral Agreement
Exhibit F-1      Form of Opinion of New York Counsel
Exhibit F-2      Form of Opinion of Puerto Rico Counsel
Exhibit G-1      Officer's Certificate (FFCC)
Exhibit G-2      Officer's Certificate (DMC)
Exhibit H-1      Facility 1 Borrowing Base Certificate
Exhibit H-2      Facility 2 Tranche A Borrowing Base Certificate
Exhibit H-3      Facility 2 Tranche B Borrowing Base Certificate
Exhibit I        Notice of Borrowing
Exhibit J        Notice of Conversion/Continuation
Exhibit K        Form of Power of Attorney
Exhibit L        Approved Investors
Exhibit M        Addresses for Notices
Exhibit N        Eligible REO Criteria
Exhibit O        Material Litigation
Exhibit P        [Reserved]
Exhibit Q        Confidentiality Agreement Form
Exhibit R        Permitted Subordinated Indebtedness
Exhibit S-1      REO Demand Note
Exhibit S-2      REO Pledge
Exhibit S-3      REO Mortgage
Exhibit T        Pledged Servicing Portfolio Report
Exhibit U        Form of Statement of Accounts Receivable
Exhibit V        Authorized Officers

                           FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT


                 THIS FIRST AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of September 25, 1996, by and between the Lenders party hereto from time to time, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders, and FIRST FINANCIAL CARIBBEAN CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("FFCC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico, and a wholly-owned subsidiary of FFCC ("DMC", and together with FFCC, each a "Borrower" and collectively, the "Borrowers") with reference to the Credit Agreement, dated as of June 30, 1995, between the Lenders, the Agent and the Borrowers (as amended by the First Amendment to Credit Agreement dated as of December 29, 1995, the Second Amendment to Credit Agreement dated as of May 1, 1996, and the Third Amendment to Credit Agreement dated as of June 28, 1996 (as amended to the date hereof, the "Original Credit Agreement")). Capitalized terms not otherwise defined herein are defined in
Article I.

                 The Lenders, the Agent and the Borrowers wish to amend and restate the Original Credit Agreement in its entirety.

                 ACCORDINGLY, the parties hereto agree that the Original Credit Agreement is amended and restated in its entirety as follows:


                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.1      DEFINED TERMS.

                 For purposes of this Agreement, the terms set forth below shall have the following meanings:

                 "ACCEPTANCE AGENT" shall mean an entity acceptable to the Agent and Borrowers who will provide the services previously provided by Bankers Trust Caribe Capital Markets, Inc. under the Funding Agreement.

                 "ACCEPTANCE OBLIGATION" shall have the meaning set forth in
                 Section 2.5(b).

                 "ACCEPTANCE PARTICIPANT" shall have the meaning set forth in
                 Section 2.4(g).

                 "ACCUMULATED FUNDING DEFICIENCY" shall mean a funding deficiency described in Section 302 of ERISA.

                 "ACKNOWLEDGMENT AGREEMENT" shall mean an acknowledgment agreement in form and substance satisfactory to the Agent pursuant to which FNMA, FHLMC, GNMA or any private Person which owns mortgage loans or has issued mortgaged-backed securities for which either Borrower holds direct servicing rights, acknowledges and recognizes the security interest in such rights granted to the Secured Parties.

                 "ADJUSTED TANGIBLE NET WORTH" shall mean, as of any date, (a) the sum of: (i) Book Net Worth as of such date, (ii) 0.95% of the outstanding principal balance of mortgage loans with respect to which the Borrowers have direct servicing rights on such date, and (iii) the aggregate principal amount of Permitted Subordinated Indebtedness outstanding as of such date, less (b) all excess servicing fees receivable, all purchased loan administration contracts and all other assets that would be classified as intangible assets under GAAP, including purchased and capitalized value of servicing rights, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, deferred charges (including unamortized debt discount and expense, organization and acquisition costs and research and product development costs), and in accordance with FASB 65, as amended by FASB 122, by the Financial Accounting Standards Board, any originated mortgage servicing rights.

                 "ADMINISTRATIVE FEE" shall have the meaning set forth in
                 Section 2.10(d).

                 "AFFILIATE" shall mean, as to any Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with, such Person, whether through the ownership of voting securities, by contract or otherwise. "Control" as used herein (and all forms of the word) means the power to direct the management and policies of a Person.

                 "AGENCY" shall mean FHA, FHLMC, FNMA, GNMA or VA.

                 "AGENCY CUSTODIAL AGREEMENT" shall mean the agreement, as amended, modified or supplemented from time to time, between FHLMC, FNMA or GNMA, as applicable, and the Borrowers and any Person meeting the eligibility requirements set forth in the FHLMC Guide, FNMA Guide or GNMA Guide, as applicable, to serve as a "custodian," "certificating custodian," or as "document custodian", as applicable, pursuant to which such Person is authorized to act as Certificating Custodian.

                 "AGENCY FEE" shall have the meaning given such term in Section 2.10(e).

                 "AGENCY GUIDES" shall mean the FHLMC Guide, the FNMA Guide and the GNMA Guide.

                 "AGENT" shall mean Bankers Trust Company, in its capacity as agent for the Lenders hereunder, and any successor agent appointed pursuant to Section 7.9.

                 "AGREEMENT" shall mean this Agreement, as amended, modified or supplemented from time to time.

                 "AMENDMENT EFFECTIVE DATE" shall have the meaning set forth in Section 8.18.

                 "APPROVED INVESTOR" shall mean FNMA, FHLMC or any Person listed on Exhibit L. At the request of the Borrowers, the Required Facility 1 Lenders may from time to time agree in writing to add Persons to the list set forth on Exhibit L. By written notice to the Borrowers, the Required Facility 1 Lenders or the Agent may in their or its reasonable discretion, based on their or its evaluation of the creditworthiness or funding ability of any Approved Investor listed on Exhibit L, remove such Approved Investor from such list. Such removal shall become effective immediately upon written notice from the Agent.

                 "AUTHORIZED OFFICERS" shall mean those officers identified on
                 Exhibit V attached hereto; provided that FFCC or DMC, as the case may be, may, with respect to its Authorized Officers, by notice to the Agent in accordance with Section 8.1, add or delete any person from the list of Authorized Officers set forth above.

                 "BANK BOOK" shall mean that certain binder entitled "First Financial Caribbean Corporation" dated April 26, 1995 compiled by Bankers Trust containing information delivered to Bankers Trust by the Borrowers, which binder was delivered to each of the Lenders.

                 "BANKERS TRUST" shall mean Bankers Trust Company, in its capacity as a Lender hereunder.

                 "BASE EURODOLLAR RATE" shall mean, with respect to any Eurodollar Loan, a rate per annum equal to the offered rate for U.S. Dollar deposits, in an amount equal to amount of the Eurodollar Loan proposed to be subject to such rate and with maturities comparable to such Eurodollar Interest Period, that appears on Telerate Page 314 as of approximately 11:00 a.m., London time, two (2) Eurodollar Business Days prior to the commencement of such Eurodollar Interest Period; provided that if such rate does not appear on Telerate Page 314, the "Base Eurodollar Rate" applicable to a particular Eurodollar Interest Period shall mean a rate per annum equal to the rate at which U.S. Dollar deposits, in an amount equal to the principal amount of the Eurodollar Loans proposed to be subject to such rate and with maturities comparable to such Eurodollar Interest Period, are offered in immediately available funds in the London Interbank Market to the London office of the Agent by leading banks in the London Interbank Market as of approximately 11:00 a.m., London time, two (2) Eurodollar Business Days prior to the commencement of the Eurodollar Interest Period to which such Base Eurodollar Rate is applicable.

                 "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States and any successor thereto.

                 "BOOK-ENTRY MBS" shall mean a Mortgage-Backed Security (a) that is not represented by an instrument (other than the physical security issued to GNMA's nominee, MBSCC & Co., evidencing a GNMA Mortgage- Backed Security) and

                 (b) the ownership and transfer of which are entered upon books maintained for that purpose by a depository.

                 "BOOK NET WORTH" shall mean (a) the sum of (i) the net worth, determined in accordance with GAAP consistently applied, of
                 (A) FFCC on a non-consolidated basis, (B) DMC, (C) RSC Corp.,
                 (D) Centro Hipotecaro de Puerto Rico, Inc. and (E) other Subsidiaries of FFCC engaged primarily in the business of mortgage banking (as reasonably determined by the Agent, but excluding Doral Federal Savings Bank and AAA Financial Services Corporation) and (ii) the amount of intercompany payables between FFCC and DMC, less (b) the sum of (i) the amount of intercompany receivables between FFCC and DMC and
                 (ii) investments by FFCC and/or DMC in any Subsidiaries, which investments are listed under the account titled "Other Assets" (as such term is used in the consolidated balance sheet of FFCC dated as of December 31, 1995) or which are listed under other accounts. Notwithstanding the foregoing, if at any time any of the entities listed in clauses (B), (C) or (D) above become businesses engaged primarily in activities other than mortgage banking (as reasonably determined by the Agent), then the net worth of such entity shall not be included in clause
                 (i) for the purposes of calculating Book Net Worth.

                 "BORROWER" and "BORROWERS" shall have the meaning given such terms in the introductory paragraph.

                 "BORROWING" shall mean a Facility 1 Borrowing, a Facility 2 Borrowing or a Swing-Line Borrowing.

                 "BORROWING DATE" shall mean any date on which Bankers Trust makes a Swing-Line Loan or the Lenders make Facility 1 Loans or Facility 2 Loans at the Borrowers request pursuant to
                 Section 2.2.

                 "BUSINESS DAY" shall mean any day other than (i) a Saturday, Sunday and any other day on which banks in New York City are required or authorized to close or (ii) any public or bank holiday in the Commonwealth of Puerto Rico.

                 "CASH COLLATERAL ACCOUNT" shall have the meaning set forth in the Cash Collateral Agreement.

                 "CASH COLLATERAL AGREEMENT" shall mean the First Amended and Restated Cash Collateral Agreement, substantially in the form of Exhibit E hereto, as amended, modified or supplemented from time to time.

                 "CASH COLLATERAL SECURITY" shall mean the cash collateral pledged to the Agent and the Secured Parties pursuant to the Cash Collateral Agreement, as such amount may fluctuate from time to time.

                 "CERTIFICATING CUSTODIAN" shall mean any Person acting as the Borrowers "document custodian," "custodian" or "certificating custodian," as such terms are used in the Agency Guides, for purposes of (a) certifying that the documentation relating to Mortgage Loans received by such Person from the Borrowers (or the Warehousing Collateral Agent) is complete and acceptable under an applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which Mortgage-Backed Securities will represent interests and (b) holding such documentation following formation of such pools and issuance of such Mortgage-Backed Securities. The Certificating Custodian shall at all times be party to the Agency Custodial Agreements. The Certificating Custodian shall be initially Banco Popular de Puerto Rico.

                 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations issues thereunder as from time to time in effect.

                 "COLLATERAL" shall mean the Warehousing Collateral, the Servicing Collateral, the Collateral as defined in the Cash Collateral Agreement, the REO Notes and the REO Property encumbered by the REO Mortgages.

                 "COLLATERAL AGENTS" shall mean the Warehousing Collateral Agent and the Servicing Collateral Agent.

                 "COLLATERAL VALUE OF THE FACILITY 1 BORROWING BASE" shall mean, at the time of determination thereof, (a) the aggregate collateral value of all Eligible Conforming Mortgage Loans and Eligible Non- Conforming Mortgage Loans included in the Facility 1 Borrowing Base plus (b) the aggregate collateral value of all Eligible Mortgage-Backed Securities included in the Facility 1 Borrowing Base. For purposes hereof, the collateral value of (x) each Eligible Conforming Mortgage Loan and each Eligible Mortgage-Backed Security shall be an amount equal to ninety-eight percent (98%) of the current unpaid principal balance of such Mortgage Loan or the unpaid principal balance of such Mortgage-Backed Security at the time such Mortgage-Backed-Security is included in the Facility 1 Borrowing Base, as applicable, and (y) each Eligible Non-Conforming Mortgage Loan shall be in an amount equal to ninety-five percent (95%) of the current unpaid principal balance thereof; provided that if the Agent, in its sole discretion, at any time believes that the collateral value of any Seasoned Loan included in the Facility 1 Borrowing Base is greater than the Fair Market Value of such Seasoned Loan then the collateral value of any such Seasoned Loan shall, until further notice from the Agent, be equal to (I) in the case of each Eligible Conforming Mortgage Loan, ninety-eight percent (98%) of the lesser of (x) the Fair Market Value of such Seasoned Loan and (y) the current unpaid principal balance of such Seasoned Loan and (II) in the case of each Eligible Non-Conforming Mortgage Loan, ninety-five percent (95%) of the lesser of (x) the Fair Market Value of such Seasoned Loan and
                 (y) the current unpaid principal balance of such Seasoned Loan. The Collateral Value of the Facility 1 Borrowing Base shall be determined by reference to the most recent Facility 1 Borrowing Base Certificate delivered by the Borrowers to the Agent absent any error in such

                 Facility 1 Borrowing Base Certificate as of the date delivered. By adding any Mortgage Loan or Mortgage-Backed Security to the Facility 1 Borrowing Base in accordance with the Warehousing Security Agreement, each Borrower shall be deemed to represent and warrant to the Agent and each Lender at and as of the date of such addition that with respect to such Mortgage Loans or Mortgage-Backed Securities, that each of the statements set forth in the definition of Eligible Conforming Mortgage Loan, Eligible Non-Conforming Mortgage Loan or Eligible Mortgage-Backed Security, as the case may be, is true and correct. If any such statement proves to be untrue or incorrect in any respect at any time, then such Mortgage Loan or Mortgage-Backed Security, as the case may be, shall be deemed to have no collateral value for purposes of computing the Collateral Value of the Facility 1 Borrowing Base.

                 "COLLATERAL VALUE OF THE FACILITY 2 TRANCHE A BORROWING BASE" shall mean, at the time of determination thereof, an amount equal to eighty percent (80%) of the aggregate amount of Eligible Servicing Receivables that are included in the Facility 2 Tranche A Borrowing Base at such time. The Collateral Value of the Facility 2 Tranche A Borrowing Base shall be determined by reference to the most recent Facility 2 Tranche A Borrowing Base Certificate delivered by the Borrowers to the Agent absent any error in such Facility 2 Tranche A Borrowing Base Certificate as of the date delivered. Notwithstanding the foregoing, no Eligible Servicing Receivable shall be deemed to have any collateral value for purposes of computing the Collateral Value of the Facility 2 Tranche A Borrowing Base (x) on the date of repayment of any advanced amount which is an Eligible Servicing Receivable by any Obligor or any other Person (including any Agency) and (y) to the extent such reimbursement right which is an Eligible Servicing Receivable is being contested or disputed by any applicable Agency or by any Person who could be liable for such reimbursement or by any other Person with standing to do so. By adding any Eligible Servicing Receivable to the Facility 2 Tranche A Borrowing Base in accordance with the Servicing Security Agreement, each Borrower shall be deemed to represent and warrant to the Agent and each Lender at and as of the date of such addition that with respect to such Eligible Servicing Receivable, each of the statements set forth in the definition of Eligible Servicing Receivable, is true and correct. If any such statement proves to be untrue or incorrect in any respect at any time, then such Eligible Servicing Receivable shall be deemed to have no collateral value for purposes of computing the Collateral Value of the Facility 2 Tranche A Borrowing Base.

                 "COLLATERAL VALUE OF THE FACILITY 2 TRANCHE B BORROWING BASE" shall mean, at any time, an amount equal to fifty percent (50%) of the REO Valuation of the REO Property included in the Facility 2 Tranche B Borrowing Base at such time. The Collateral Value of the Facility 2 Tranche B Borrowing Base shall be determined by reference to the most recent Facility 2 Tranche B Borrowing Base Certificate delivered by the Borrowers to the Agent absent any error in such Facility 2 Tranche B Borrowing Base Certificate as of the date delivered.

                 "COLLATERAL VALUE OF THE PLEDGED SERVICING PORTFOLIO" shall mean, at the time of determination thereof, an amount equal to the lesser of (i) sixty-five percent (65%) of the fair market value of the servicing rights relating to the mortgage loans included in the Pledged Servicing Portfolio and (ii) 0.95% of the unpaid principal balance of the mortgage loans included in the Pledged Servicing Portfolio (in each case as reflected on the most recent Pledged Servicing Valuation Report delivered to the Agent).

                 "COMMITMENTS" shall mean the Facility 1 Commitments and the Facility 2 Commitments.

                 "CONFORMING LOAN" shall mean a Mortgage Loan underwritten in conformity with the underwriting standards of FNMA or FHLMC in effect at the time of such underwriting and that is otherwise eligible for inclusion in a pool of Mortgage Loans supporting FNMA or FHLMC Mortgage-Backed Securities or for sale at the FNMA or FHLMC cash window.

                 "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                 "CONVENTIONAL MORTGAGE LOAN" shall mean a Mortgage Loan that is not insured by the FHA or guaranteed by the VA.

                 "CONVERSION/CONTINUATION DATE" shall mean (a) any date on which the Lenders, pursuant to Sections 2.2 and 2.3, (i) convert Facility 1 Loans to Facility 1 Loans bearing interest at a different interest rate, or continue outstanding Eurodollar Loans for an additional Eurodollar Interest Period (which date shall be a Eurodollar Business Day in the case of a conversion of Fed Funds Loans into Eurodollar Loans or the continuation of a Eurodollar Loan) or (ii) exchange Old Acceptances for New Acceptances and (b) the last day of each Eurodollar Interest Period in the case of a Eurodollar Loan.

                 "CREDIT EVENT" shall mean either (i) a Borrowing, or (ii) the creation of a Facility 1 Acceptance as provided in Section 2.1(f)(iii).

                 "DEFAULT RATE" shall have the meaning given such term in
                 Section 2.6(d).

                 "DEFAULTING LENDER" shall have the meaning given such term in
                 Section 2.4(b).

                 "DISCOUNT EXPENSE" shall have the meaning given such term in
                 Section 2.8(f).

                 "DRAFT" shall have the meaning given such term in Section 2.1(f)(iii).

                 "EFFECTIVE DATE" shall mean the date of the Original Credit Agreement.

                 "ELIGIBLE CONFORMING MORTGAGE LOAN" shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

                 (a)      such Mortgage Loan is an Eligible Mortgage Loan; and

                 (b) such Mortgage Loan is insured by the FHA or guaranteed by the VA (or there exists a binding commitment to issue such insurance or guaranty subject to the satisfaction of customary conditions) or is a Conforming Loan.

                 "ELIGIBLE MORTGAGE-BACKED SECURITY" shall mean a Mortgage-Backed Security owned by the Borrowers with respect to which each of the following statements is true and correct:

                 (a) such Mortgage-Backed Security is a valid and binding obligation of the Obligor thereon, is in full force and effect and is enforceable in accordance with its terms;

                 (b) such Mortgage-Backed Security is free of any default and from any rescission, cancellation or avoidance, and all rights thereof, whether by operation of law or otherwise;

                 (c) such Mortgage-Backed Security has either been deposited with and is held by the Warehousing Collateral Agent or an agent, bailee and custodian of the Warehousing Collateral Agent under the Warehousing Security Agreement (or by a Person who has executed a custodial agreement acceptable to the Required Facility 1 Lenders), properly endorsed in blank for transfer or, if such Mortgage-Backed Security is a Book-Entry MBS, such Mortgage-Backed Security is the subject of a Perfected Assignment;

                 (d) at all times such Mortgage-Backed Security will be free and clear of all liens, encumbrances, charges, rights and interests of any kind, except in favor of the Secured Parties under the Warehousing Security Agreement; and

                 (e) such Mortgage-Backed Security represents an interest in Eligible Conforming Mortgage Loans.

                 "ELIGIBLE MORTGAGE LOAN" shall mean a Mortgage Loan owned by the Borrowers for which each of the following statements is true and correct:

                 (a) such Mortgage Loan is a valid and binding obligation of the Obligor thereon, is in full force and effect and is enforceable in accordance with its terms;

                 (b) such Mortgage Loan is secured by a first priority mortgage (or deed of trust) on the Property encumbered thereby;

                 (c) such Mortgage Loan is genuine, in all respects, as appearing on its face or as represented in the books and records of the applicable Borrower, and all information set forth therein is true and correct;

                 (d) such Mortgage Loan is free of any material default (other than as permitted in subsection (e) below) of any party thereto (including the Borrowers), counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all rights thereof, whether by operation of law or otherwise;

                 (e) no payment under such Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying promissory note and mortgage (or deed of trust);

                 (f) such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;

                 (g) such Mortgage Loan is in all respects as required by and in accordance with all applicable laws and regulations governing the same, including the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions; and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with such Mortgage Loan have been given and performed as required;

                 (h) all advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of such sums has been loaned, directly or indirectly, by either Borrower to the Obligor thereon;

                 (i) at all times such Mortgage Loan will be free and clear of all liens, encumbrances, charges, rights and interests of any kind, except in favor of the Secured Parties under the Warehousing Security Agreement;

                 (j) the Property encumbered by such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended insurance coverage (including flood plain insurance if such Property is located in a federally designated flood plain) in accordance with the provisions of such Mortgage Loan with the applicable Borrower named as a loss payee thereon;

                 (k) the Property encumbered by such Mortgage Loan is free and clear of all Liens except Liens in favor of the applicable Borrower, which has assigned any and all such Liens to the Secured Parties under the Warehousing Security Agreement, subject only to (i) Liens junior in priority to the Lien of such Borrower; (ii) the Lien of real property taxes and assessments not yet due and payable; (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, as of the date of recording, being acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (B) that do not materially adversely affect the appraised value of such Property as set forth in such appraisal; and (iv) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the Mortgage Loan or the use, enjoyment, value or marketability of the related Property;

                 (l) if the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of the Warehousing Collateral Agent on terms and subject to conditions set forth in Section 6 of the Warehousing Security Agreement, the promissory note and any related documentation for such Mortgage Loan has been shipped by the Warehousing Collateral Agent directly to an Approved Investor for purchase, as permitted under
                          Section 6(b) of the Warehousing Security Agreement, and such shipment has occurred within the immediately preceding twenty-four (24) hours (or within the immediately preceding five (5) days in the case of Mortgage Loan sales to the FNMA or FHLMC cash window);

                 (m) with respect to Conventional Mortgage Loans, in the event the Loan-to-Value Ratio of such Mortgage Loan exceeds eighty percent (80%), such Mortgage Loan is the subject of a private mortgage insurance policy issued in favor of the applicable Borrower by an insurer approved by FNMA, FHLMC, GNMA or by nationally recognized rating agencies or pool insurers for inclusion in privately-issued mortgage-backed securities;

                 (n) such Mortgage Loan has not been included in the Facility 1 Borrowing Base for a period in excess of one hundred and eighty (180) days from the date such Mortgage Loan was first included in the Facility 1 Borrowing Base;

                 (o) (i) if such Mortgage Loan is to be included in the Facility 1 Borrowing Base, the Borrowers have delivered (or caused to be delivered) those items described on Attachment 2 to the Warehousing Security Agreement for such Mortgage Loan to the Warehousing Collateral Agent prior to the inclusion of such Mortgage Loan in the Facility 1 Borrowing Base; and
                          (ii) the Borrowers hold in trust for the Secured Parties those items described in Attachment 6 to the Warehousing Security Agreement; and

                 (p) such Mortgage Loan is not subject to any servicing arrangement with any Person other than the Borrowers nor are any servicing rights relating to such Mortgage Loan subject to any lien, claim, interest or negative pledge in favor of any Person other than as permitted hereunder.

                 "ELIGIBLE NON-CONFORMING MORTGAGE LOAN" shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

                 (a)      such Mortgage Loan is an Eligible Mortgage Loan;

                 (b) such Mortgage Loan (i) would be a Conforming Mortgage Loan but for the fact that (A) its original principal amount is in excess of the maximum amount eligible for purchase by FNMA or (B) it is a second-priority Mortgage Loan, or (ii) has been underwritten to guidelines approved by nationally recognized rating agencies or pool insurers whose long term debt is rated AAA by Standard and Poor's Corporation and AA by Moody's Investors Service for inclusion in privately- issued mortgage-backed securities;

                 (c) the original principal amount of such Mortgage Loan is $600,000 or less; and

                 (d) if such Mortgage Loan is a second-priority Mortgage Loan, then if the original principal amount of such second-priority Mortgage Loan, when added to the original principal amount of any other second Eligible Non-Conforming Mortgage Loans which are second-priority mortgage loans included in the Facility 1 Borrowing Base, exceeds $3,000,000, then such Mortgage Loan shall be deemed to have no collateral value for purposes of computing the Collateral Value of the Facility 1 Borrowing Base.

                 "ELIGIBLE REO PROPERTY" shall mean REO Property meeting the criteria set forth on Exhibit N hereto.

                 "ELIGIBLE SERVICING RECEIVABLE" shall mean either Borrower s right to be reimbursed for the amount that such Borrower has advanced to investors as servicer of (i) any FHA-insured, VA-guaranteed or Conforming Mortgage Loan included in its Servicing Portfolio, or (ii) any other Mortgage Loan included in its Servicing Portfolio and backing privately issued mortgage-backed securities, insured by nationally recognized pool insurers acceptable to the Agent, in each case in respect of principal, interest, tax or insurance payments or any other payments in connection with the servicing of such Mortgage Loan, which advanced amount is fully or substantially reimbursable by the Obligor under such Mortgage Loan or any other Person (including any Agency), and the right of such Borrower to such reimbursement is either subject to the Lien of the Servicing Security Agreement or is subject to Section
                 5.2 (o), and in either case such receivable is also reflected on the books and records of such Borrower as a current receivable.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended, and the rules and regulations issued thereunder as from time to time in effect.

                 "ERISA AFFILIATE" shall mean each trade or business, including the Borrowers, whether or not incorporated, that together with the Borrowers would be treated as a single employer under section 4001 of ERISA.

                 "EURODOLLAR BUSINESS DAY" shall mean any Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London, England.

                 "EURODOLLAR INTEREST PERIOD" shall mean, with respect to any Eurodollar Loan, the period commencing on the Borrowing Date or a Conversion/Continuation Date for such Eurodollar Loan, as the case may be, and ending thirty (30), sixty (60) or ninety
                 (90) days thereafter as the Borrowers may elect in the applicable Notice of Borrowing or Notice of Conversion/Continuation; provided that (a) any Eurodollar Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day, unless such Eurodollar Business Day falls in another calendar month, in which case such Eurodollar Interest Period shall end on the next preceding Eurodollar Business Day; (b) any Eurodollar Interest Period that begins on the last Eurodollar Business Day of a calendar month or any Eurodollar Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Interest Period shall end on the last Eurodollar Business Day of such calendar month at the end of such Eurodollar Interest Period; and (c) no Eurodollar Interest Period shall end after the Maturity Date.

                 "EURODOLLAR LOAN" shall mean any Facility 1 Loan bearing interest at the rate set forth in Section 2.6(b).

                 "EURODOLLAR RATE" shall mean, with respect to any Eurodollar Interest Period, a rate per annum equal to the quotient obtained by dividing (a) the Base Eurodollar Rate applicable to such Eurodollar Interest Period by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period. The Eurodollar Rate shall be rounded, if necessary, to the next higher one-sixteenth of one percent (1/16 of 1%).

                 "EVENT OF DEFAULT" shall have the meaning given such term in
                 Article VI.

                 "FACILITY 1 ACCEPTANCE" or "ACCEPTANCE"shall have the meaning given such term in Section 2.1(f).

                 "FACILITY 1 BORROWING" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Facility 1 Loans made concurrently by all of the Facility 1 Lenders.

                 "FACILITY 1 BORROWING BASE" shall mean, at any time, all Eligible Conforming Mortgage Loans, Eligible Non-Conforming Mortgage Loans and Eligible Mortgage-Backed Securities delivered to and held by the Warehousing Collateral Agent under the Warehousing Security Agreement as collateral security for the Obligations.

                 "FACILITY 1 BORROWING BASE CERTIFICATE" shall mean a certificate in the form of and containing the information required by Exhibit H-1, delivered to the Agent pursuant to the Loan Documents.

                 "FACILITY 1 COMMITMENT" shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Facility 1 Loans or to become an Acceptance Participant with respect to Facility 1 Acceptances hereunder as set forth in
                 Section 2.1(a) and 2.1(f), as such commitment may be reduced pursuant to Section 8.6(c).

                 "FACILITY 1 LENDER" shall mean any Lender with a Facility 1 Commitment or an outstanding Facility 1 Loan or Swing-Line Loan or any Lender who is an Acceptance Participant with respect to a Facility 1 Acceptance.

                 "FACILITY 1 LOAN" shall mean a loan made by a Facility 1 Lender pursuant to Section 2.1(a) for the purposes set forth in the first sentence of Section 4.9.

                 "FACILITY 1 MAXIMUM AMOUNT" shall have the meaning set forth in
                 Section 2.1(a).

                 "FACILITY 1 NOTE" shall have the meaning given such term in
                 Section 2.5.

                 "FACILITY 1 SETTLEMENT ACCOUNT" shall have the meaning given such term in Section 6(b) of the Warehousing Security Agreement.

                 "FACILITY 2 BORROWING" shall mean a Facility 2 Tranche A Borrowing, a Facility 2 Tranche B Borrowing or a Facility 2 Tranche C Borrowing.

                 "FACILITY 2 COMMITMENT" shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Facility 2 Loans hereunder as set forth in Section 2.1(b), (c) and (d), as such commitment may be reduced from time to time pursuant to Section 8.6(c).

                 "FACILITY 2 LENDER" shall mean any Lender with a Facility 2 Commitment or an outstanding Facility 2 Loan.

                 "FACILITY 2 LOANS" shall mean Facility 2 Tranche A Loans, Facility 2 Tranche B Loans and Facility 2 Tranche C Loans, as the context requires.

                 "FACILITY 2 NOTE" shall have the meaning given such term in
                 Section 2.5.

                 "FACILITY 2 TRANCHE A BORROWING" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Facility 2 Tranche A Loans made concurrently by all of the Facility 2 Lenders.

                 "FACILITY 2 TRANCHE A BORROWING BASE" shall mean, at any time, all Eligible Servicing Receivables, the proceeds of the repayment of which have been pledged to the Servicing Collateral Agent under the Servicing Security Agreement as collateral security for the Obligations.

                 "FACILITY 2 TRANCHE A BORROWING BASE CERTIFICATE" shall mean a certificate in the form of Exhibit H-2 delivered to the Agent pursuant to the Loan Documents.

                 "FACILITY 2 TRANCHE A LOAN" shall mean a loan made by a Facility 2 Lender pursuant to Section 2.1(b) for the purposes set forth in the second sentence of Section 4.9.

                 "FACILITY 2 TRANCHE A MAXIMUM AMOUNT" shall have the meaning set forth in Section 2.1(b).

                 "FACILITY 2 TRANCHE B BORROWING" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Facility 2 Tranche B Loans made concurrently by all of the Facility 2 Lenders.

                 "FACILITY 2 TRANCHE B BORROWING BASE" shall mean, at any time, all Eligible REO Property mortgaged to the Secured Parties, as collateral security for the Obligations.

                 "FACILITY 2 TRANCHE B BORROWING BASE CERTIFICATE" shall mean a certificate in the form of Exhibit H-3 delivered to the Agent pursuant to the Loan Documents.

                 "FACILITY 2 TRANCHE B LOAN" shall mean a loan made by a Facility 2 Lender pursuant to Section 2.1(c) for the purposes set forth in the third sentence of Section 4.9.

                 "FACILITY 2 TRANCHE B MAXIMUM AMOUNT" shall have the meaning set forth in Section 2.1(c).

                 "FACILITY 2 TRANCHE C BORROWING" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Facility 2 Tranche C Loans made concurrently by all of the Facility 2 Lenders.

                 "FACILITY 2 TRANCHE C LOAN" shall mean a loan made by a Facility 2 Lender pursuant to Section 2.1(d) for the purposes set forth in the fourth sentence of Section 4.9.

                 "FACILITY 2 TRANCHE C MAXIMUM AMOUNT" shall have the meaning set forth in Section 2.1(d).

                 "FAIR MARKET VALUE" shall mean at any date with respect to any Eligible Mortgage Loan or Eligible Non- Conforming Mortgage Loan, (i) the bid price (expressed as a percentage) quoted to the Agent as of the computation date by any nationally recognized dealer (or Puerto Rican subsidiary of such dealer) or investor selected by the Agent or its designee who at the time regularly purchases similar Mortgage Loans, multiplied by (ii) the outstanding principal balance thereof.

                 "FDIC" shall mean the Federal Deposit Insurance Corporation and any successor thereto.

                 "FED FUNDS LOAN" shall mean any Facility 1 Loan or Facility 2 Loan bearing interest at the rate set forth in Section 2.6(c).

                 "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by it.

                 "FEES" shall mean all fees payable by the Borrowers to the Agent and/or the Lenders pursuant to Section 2.10 or otherwise.

                 "FHA" shall mean the Federal Housing Administration and any successor thereto.

                 "FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor thereto.

                 "FHLMC GUIDE" shall mean the "Sellers" & Servicers Guide" published by FHLMC, as amended, modified or supplemented from time to time.

                 "FNMA" shall mean the Federal National Mortgage Association and any successor thereto.

                 "FNMA GUIDE" shall mean, collectively, the "Selling Guide" and the "Servicing Guide" published by FNMA, as amended, modified or supplemented from time to time.

                 "FNMA/FHLMC SERVICING PORTFOLIO" shall mean the portfolio of outstanding residential mortgage loans (other than mortgage loans owned by either Borrower or its Affiliates that are not covered by a Permitted Affiliate Servicing Agreement) specified on Attachment 1-A to the Servicing Security Agreement, as such attachment is amended, modified or supplemented from time to time, that are owned by FNMA or FHLMC or included in pools of mortgage loans with respect to which FNMA or FHLMC has issued a mortgage-backed security and with respect to which either Borrower holds direct servicing rights, and that are covered by an effective Acknowledgment Agreement.

                 "FUNDING AGREEMENT" shall mean a Funding Agreement between the Borrowers and the Acceptance Agent in substantially the form of the Funding Agreement (as defined in the Original Credit Agreement) and otherwise in form and substance satisfactory to the Agent.

                 "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                 "GNMA" shall mean the Government National Mortgage Association and any successor thereto.

                 "GNMA GUIDE" shall mean, collectively, the "GNMA I Mortgage-Backed Securities Guide" and the "GNMA II Mortgage-Backed Securities Guide" published by HUD, as amended, modified or supplemented from time to time.

                 "GNMA SERVICING PORTFOLIO" shall mean the portfolio of outstanding residential mortgage loans (other than mortgage loans owned by either Borrower or its Affiliates that are not covered by a Permitted Affiliate Servicing Agreement) specified on Attachment 1-B to the Servicing Security Agreement, as such attachment is amended, modified or supplemented from time to time, that are guaranteed by GNMA or included in pools of mortgage loans with respect to which GNMA has issued a mortgage-backed security and with respect to which either Borrower holds direct servicing rights, and that are covered by an effective Acknowledgment Agreement if requested by the Agent and the Lenders.

                 "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state, commonwealth or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "HEDGING INVENTORY REPORT" shall mean a monthly report, prepared by the Borrowers, in form and substance satisfactory to the Agent, setting forth the existing Take-Out Commitments and all options or cash market instruments, pursuant to which the Borrowers have hedged against interest rate fluctuations to protect the value of Mortgage Loans and/or Mortgage-Backed Securities owned by the Borrowers, and whether there has been any change in the hedging policies of the Borrowers from the statement of hedging policies dated January 1995 and delivered to the Lenders prior to the Effective Date.

                 "HEDGING POLICY" shall mean the hedging policy of the Borrowers as described in the statement of hedging policies dated January 1995 included in the Bank Book.

                 "HUD" shall mean the Department of Housing and Urban Development and any successor thereto.

                 "INDEBTEDNESS" shall mean, with respect to any Person, all items of indebtedness that, in accordance with GAAP, would be included in determining liabilities as shown on the liability side of a statement of financial condition of such Person as of the date as of which indebtedness is to be determined, including all obligations for money borrowed, the deferred purchase price of property or services and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person, or secured by any Lien upon property owned by such Person, whether or not such indebtedness is assumed, or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), including contingent reimbursement obligations of such Person under undrawn letters of credit, whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise (but excluding any obligations (whether recourse or nonrecourse) to advance principal and interest payments and taxes and insurance payments on Mortgage Loans in advance of receipt of such payments from the underlying Obligor under servicing agreements entered into by either Borrower which agreements exist on the date hereof and any similar agreements entered into after the date hereof).

                 "LENDERS" shall mean the banks and other financial institutions party hereto from time to time.

                 "LIEN" shall mean any security interest, mortgage, pledge, lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                 "LOAN DOCUMENTS" shall mean this Agreement, the Security Agreements, the Notes, the Acknowledgment Agreements and any other document, instrument or agreement executed by the Borrowers in connection herewith or therewith, as any of the same may be amended, modified or supplemented from time to time.

                 "LOAN-TO-VALUE RATIO" shall mean, with respect to any Mortgage Loan, the ratio of the principal amount of such Mortgage Loan outstanding at the origination thereof divided by the appraised value of the Property encumbered thereby (as set forth in the appraisal delivered in connection with the origination of such Mortgage Loan).

                 "LOANS" shall mean the Facility 1 Loans, the Facility 2 Loans and the Swing-Line Loans.

                 "MARGIN STOCK" shall have the meaning given such term in Regulation U of the Board.

                 "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect with respect to (a) the business, operations or financial condition of a Borrower, (b) the ability of any Borrower to pay and perform its Obligations, (c) the validity or enforceability of this Agreement, any of the other Loan Documents, the Funding Agreement or the rights and remedies of the Secured Parties hereunder or thereunder or
                 (d) the value of the Collateral.

                 "MATERIAL AMOUNT" shall mean, at any time, ten percent (10%) of Book Net Worth, as set forth in the most recent annual or quarterly financial statement of FFCC delivered to the Lenders and used in FFCC's Securities and Exchange Commission 10-K or Securities and Exchange Commission 10-Q filing, as applicable, absent manifest error in such statement.

                 "MATURITY DATE" shall mean June 27, 1997; provided that upon the written request of the Borrowers to the Agent, the Lenders may elect to extend the Maturity Date on terms as they may deem appropriate in their sole discretion.

                 "MINIMUM ATNW" shall have the meaning assigned thereto in
                 Section 5.3(b).

                 "MINIMUM BNW" shall have the meaning assigned thereto in
                 Section 5.3(c).

                 "MORTGAGE-BACKED SECURITY" shall mean (a) a security (including a participation certificate) guaranteed by GNMA that represents interests in a pool of loans secured by mortgages, deeds of trusts or other instruments creating a Lien on property that is improved by a completed single family dwelling (one-to- four family units) other than a mobile home or other temporary housing facilities, or (ii) a security (including a participation certificate) issued by FNMA or FHLMC that represents interests in such a pool.

                 "MORTGAGE LOAN" shall mean a one-to-four family, residential real estate secured loan other than any loan secured by mobile homes or other temporary housing facilities.

                 "MULTIEMPLOYER PLAN" shall mean a plan described in section 4001(a)(3) of ERISA to which the Borrowers or any ERISA Affiliate is required to contribute on behalf of any of its employees.

                 "NEW ACCEPTANCE" shall have the meaning set forth in Section 2.3(b).

                 "NOTES" shall mean the Facility 1 Notes and the Facility 2
                 Notes.

                 "NOTICE OF BORROWING" shall have the meaning given such term in Section 2.2.

                 "NOTICE OF CONVERSION/CONTINUATION" shall have the meaning given such term in Section 2.2.

                 "OBLIGATIONS" shall mean, in respect of each of the Borrowers, any and all debts, obligations and liabilities (including Acceptance Obligations) of such Borrower to the Lenders, the Agent, the Collateral Agents and any other Secured Parties, (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), under or arising out of the Loan Documents.

                 "OBLIGOR" shall mean the Person or Persons obligated to pay the indebtedness that is the subject of a Mortgage Loan or Mortgage-Backed Security, including any guarantor of such indebtedness.

                 "OLD ACCEPTANCE" shall have the meaning set forth in Section 2.3(b).

                 "ORIGINAL CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of June 30, 1995, between the Lenders, the Agent and the Borrowers (as amended by the First Amendment to the Credit Agreement dated as of December 29, 1995, the Second Amendment to Credit Agreement dated as of May 1, 1996, and the Third Amendment to Credit Agreement dated as of June 28, 1996).

                 "PAYMENT OFFICE" shall mean the Agent's office located at One Bankers Trust Plaza, New York, New York 10015, or such other office as the Agent shall specify by notice to the Borrowers and the Lenders.

                 "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

                 "PERFECTED ASSIGNMENT" shall mean as to any Book-Entry MBS, that such Book-Entry MBS has been transferred to the Warehousing Collateral Agent or any entity designated by the Warehousing Collateral Agent so that the Warehousing Collateral Agent or such entity may maintain such Book-Entry MBS as depository in one of its book-entry accounts with a Federal Reserve Bank or with the Participants Trust Company or its nominee, MBSCC & Co., and a pledge to the Secured Parties has been registered with the Warehousing Collateral Agent or such entity, or the Borrowers has taken such other action as the Warehousing Collateral Agent may reasonably request to perfect, protect and maintain the valid, first priority security interest of the Secured Parties in such Book-Entry MBS.

                 "PERMITTED AFFILIATE SERVICING AGREEMENT" shall mean an agreement between either Borrower and an Affiliate thereof pursuant to which such Borrower has direct servicing rights to service mortgage loans owned by such Affiliate on terms and at rates no less favorable than would be obtained from a non-Affiliate.

                 "PERMITTED SUBORDINATED INDEBTEDNESS" shall mean the $10,000,000 8.25% Convertible Subordinated Debentures due January 1, 2006, of FFCC, issued under that certain Debenture Purchase Agreement, dated as of September 25, 1995, as amended and restated as of December 15, 1995, between FFCC and BanPonce Corporation and any other Indebtedness incurred by each Borrower (other than the Obligations) that is subordinated to the Obligations in accordance with the criteria set forth on Exhibit R attached hereto.

                 "PERSON" shall mean any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any political subdivision, department, agency or instrumentality of any government.

                 "PLAN" shall mean any plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained for employees of the Borrowers or any ERISA Affiliate (and any such plan no longer maintained by the Borrowers or any of its ERISA Affiliates to which the Borrowers or any of its ERISA Affiliates has made or was required to make any contributions during the five years preceding the date on which such plan ceased to be maintained).

                 "PLEDGED SERVICING CONTRACT" shall have the meaning given such term in Section 2(a) of the Servicing Security Agreement.

                 "PLEDGED SERVICING PORTFOLIO" shall mean the FNMA/FLHMC Servicing Portfolio, the GNMA Servicing Portfolio and the Private Investor Servicing Portfolio, in each case with respect to each of which the Secured Parties have a valid and perfected first priority security interest in the related direct servicing rights owned by either Borrower.

                 "PLEDGED SERVICING PORTFOLIO REPORT" shall mean a report prepared by the Borrowers in the format prescribed by the Mortgage Bankers Association of America listing the FNMA/GNMA /FHLMC statistics and the other information shown on Exhibit T.

                 "PLEDGED SERVICING VALUATION REPORT" shall mean a report prepared by a nationally recognized mortgage servicing broker acceptable to the Agent and the Borrowers, and otherwise in form and substance reasonably satisfactory to the Agent, setting forth the fair market value of the servicing rights relating to the mortgage loans included in the Pledged Servicing Portfolio as of such date (with the FNMA/FHLMC Servicing Portfolio, the GNMA Servicing Portfolio and the Private Investor Servicing Portfolio each listed and valued separately (and, with respect to the FNMA/FHLMC Servicing Portfolio, with the portfolio serviced for FNMA listed separately from the portfolio serviced for FHLMC)), with such value determined on the basis of the net present value of the expected stream of annual cash flow generated thereby using assumptions reasonably acceptable to the Agent.

                 "POWER OF ATTORNEY" shall mean a power of attorney granted by the Borrowers, substantially in the form of Exhibit K attached hereto.

                 "POTENTIAL DEFAULT" shall mean an event that with the lapse of time or the giving of notice, or both, would, unless cured or waived, constitute an Event of Default.

                 "PRIME RATE" shall mean the rate of interest that is publicly announced from time to time by Bankers Trust Company in New York City as its prime lending rate as in effect from time to time, such rate to change automatically and without notice to the

                 Borrowers when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the best or lowest rate actually charged by Bankers Trust Company to any customer. Bankers Trust Company may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                 "PRIOR YEAR MINIMUM ATNW" shall have the meaning assigned thereto in Section 5.3(b).

                 "PRIOR YEAR MINIMUM BNW" shall have the meaning assigned thereto in Section 5.3(c).

                 "PRIVATE INVESTOR SERVICING PORTFOLIO" shall mean the portfolio of outstanding residential mortgage loans specified on Attachment 1-A to the Servicing Security Agreement, as such attachment is amended, modified or supplemented from time to time, that are owned by any Person (other than an Agency) or included in pools of mortgage loans with respect to which such Person (other than an Agency) has issued a mortgage-backed security and with respect to which either Borrower holds direct servicing rights, and that are covered by an effective Acknowledgement Agreement.

                 "PROCEEDS" shall mean whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment, including return premiums, with respect to any insurance relating thereto.

                 "PROCESS AGENT" shall have the meaning set forth in Section
                 8.7.

                 "PROHIBITED TRANSACTION" shall mean any transaction described in section 406 of ERISA that is not exempt by reason of section 408 of ERISA or the transitional rules set forth in section 414(c) of ERISA and any transaction described in
                 section 4975(c)(1) of the Code that is not exempt by reason of section 4975(c)(2) or section 4975(d) of the Code, or the transitional rules of section 2003(c) of ERISA.

                 "PROPERTY" shall mean the real property, including the improvements thereon, and the personal property (tangible and intangible) which are encumbered pursuant to a Mortgage Loan.

                 "REAL ESTATE CLOSING" shall mean a real estate closing with respect to a Borrowing of a Facility 2 Tranche B Loan.

                 "REGULATION D" shall mean Regulation D of the Board as from time to time in effect, and any other regulation hereafter promulgated by the Board to replace the prior Regulation D and having substantially the same function.

                 "REO DEMAND NOTE" shall mean a demand note, substantially in the form of Exhibit S-1 hereto, as amended, modified or supplemented from time to time.

                 "REO MORTGAGE" shall mean the deed of mortgage, substantially in the form of Exhibit S-3 hereto, as amended, modified or supplemented from time to time.

                 "REO PLEDGE" shall mean the pledge agreement, substantially in the form of Exhibit S-2 hereto, as amended, modified or supplemented from time to time.

                 "REO PROPERTY" shall mean real property owned by either Borrower as a result of foreclosure of a mortgage loan held by such Borrower.

                 "REO VALUATION" shall mean a valuation of the fair market value of the REO Property, as determined by (i) an appraisal of such REO Property conducted by an appraiser, which appraisal and appraiser meet the criteria specified by FNMA, FHLMC and HUD in connection with the origination of Mortgage Loans and which appraisal was conducted and had an effective date within the ninety (90) days preceding the date of the Real Estate Closing covering such REO Property, or (ii) an inspection report if no appraisal conducted within such preceding ninety (90) days described in clause (i) exists, which inspection report (A) was prepared by an appraiser described in clause (i) above after an inspection of such REO Property, (B) is an update of a previous appraisal described in clause (i) above, and (C) has an effective date relating to an inspection conducted within such preceding ninety (90) days.

                 "REPORTABLE EVENT" shall mean any of the events set forth in section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a Plan described in section 4063 of ERISA, a cessation of operations described in section 4068(f) of ERISA, an amendment to a Plan necessitating the posting of security under section 401(a)(29) of the Code, or a failure to make a payment required by section 412(m) of the Code and section 302(e) of ERISA when due.

                 "REQUEST FOR ACCEPTANCE" shall have the meaning set forth in
                 Section 2.2(b).

                 "REQUIRED ACCEPTANCE PAYMENT" shall have the meaning given such term in Section 2.8(f).

                 "REQUIRED FACILITY 1 LENDERS" shall mean, at any time, Lenders holding at least sixty-six and two- thirds percent (66.66%) of
                 (i) the then aggregate unpaid principal amount of the Facility 1 Loans (and, in the case of Bankers Trust, Swing-Line Loans to the extent any Lender shall have failed to comply with its obligation to refinance such Swing-Line Loans as provided in
                 Section 2.4) and (ii) Acceptance Obligations (provided that Bankers Trust shall be deemed to hold the Acceptance Obligations for any Lender who has failed to pay when due any amounts due to Bankers Trust as a result of such Lender being an Acceptance Participant) or, if no Facility 1 Loans or Swing-Line Loans or Acceptance Obligations are then outstanding, Lenders holding at least sixty-six and two-thirds percent (66.66%) of the Facility 1 Commitments.

                 "REQUIRED FACILITY 2 LENDERS" shall mean, at any time, Lenders holding at least sixty-six and two- thirds percent (66.66%) of the then aggregate unpaid principal amount of the Facility 2 Loans or, if no Facility 2 Loans are then outstanding, Lenders holding at least sixty-six and two-thirds percent (66.66%) of the Facility 2 Commitments.

                 "REQUIRED LENDERS" shall mean, at any time, Lenders holding at least sixty-six and two-thirds percent (66.66%) of (i) the then aggregate unpaid principal amount of all outstanding Facility 1 Loans (and, in the case of Bankers Trust, Swing-Line Loans to the extent any Lender shall have failed to comply with its obligations to refinance such Swing-Line Loans as provided in Section 2.4) and Facility 2 Loans and (ii) Acceptance Obligations (provided that Bankers Trust shall be deemed to hold the Acceptance Obligations for any Lender who has failed to pay when due any amounts due to Bankers Trust as a result of such Lender being an Acceptance Participant), or if no Loans or Acceptances are then outstanding, Lenders holding at least sixty-six and two-thirds percent (66.66%) of the Commitments.

                 "REQUIREMENTS OF LAW" shall mean as to any Person the Articles or Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                 "RESERVE REQUIREMENT" shall mean, with respect to any Eurodollar Interest Period, the daily average during such Eurodollar Interest Period of the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such Eurodollar Interest Period) which is imposed under Regulation D on any member bank of the Federal Reserve System, in respect of eurocurrency or eurodollar funding, lending or liabilities.

                 "SEASONED LOAN" shall mean an Eligible Mortgage Loan or an Eligible Non-Conforming Mortgage Loan (a) for which the date of the underlying promissory note relating to such underlying mortgage loan is earlier than ninety (90) days prior to the date such Mortgage Loan is first included in the Facility 1 Borrowing Base and (b) which was originated and underwritten by either Borrower.

                 "SECURED PARTIES" shall have the meaning given such term in the Security Agreements.

                 "SECURITY AGREEMENTS" shall mean all REO Demand Notes, all REO Mortgages, all REO Pledges, the Warehousing Security Agreement, the Servicing Security Agreement, the Cash Collateral Agreement and any other documents or certificates creating or evidencing security interests granted to the Secured Parties in connection with this Agreement and the other Loan Documents.

                 "SENIOR NOTES" shall mean the $75,000,000 principal amount Senior Notes due 2006 to be issued by FFCC on or about October 1, 1996, constituting general unsecured and unsubordinated obligations of FFCC, as further described in the Form S-3 Registration Statement filed by FFCC with the Securities and Exchange Commission on September 9, 1996.

                 "SERVICING COLLATERAL" shall mean the collateral described in
                 Section 1 of the Servicing Security Agreement.

                 "SERVICING COLLATERAL AGENT" shall mean initially Bankers Trust Company, and any successor collateral agent thereto acceptable to the Required Facility 3 Lenders and the Borrowers and designated as the "Collateral Agent" under the Servicing Security Agreement.

                 "SERVICING PORTFOLIO" shall mean, at any time, the portfolio of outstanding residential mortgage loans (other than mortgage loans owned by the Borrowers and its Affiliates which are not covered by Permitted Affiliate Servicing Agreements) with respect to which the Borrowers have direct servicing rights.

                 "SERVICING SECURITY AGREEMENT" shall mean the First Amended and Restated Security and Collateral Agency Agreement (Servicing Collateral) substantially in the form of Exhibit D, as amended, modified or supplemented from time to time.

                 "STATEMENT OF ACCOUNTS RECEIVABLE" shall mean a Statement of Accounts Receivable, substantially in the form of Exhibit U attached hereto.

                 "SUBSIDIARY" shall mean with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the securities or other ownership interests having ordinary voting power is, or with respect to which rights to control management (pursuant to any contract or other agreement or otherwise) are, at the time as of which any determination is being made, owned, controlled or held by such Person or one or more subsidiaries of such Person.

                 "SWING-LINE BORROWING" shall mean a borrowing, pursuant to a Notice of Borrowing, of a Swing-Line Loan made by Bankers Trust.

                 "SWING-LINE LOAN" shall mean a loan made by Bankers Trust pursuant to Section 2.1(e) for the purposes set forth in the first sentence of Section 4.9.

                 "TAKE-OUT COMMITMENT" shall mean, with respect to any specified aggregate amount of Mortgage Loans or Mortgage-Backed Securities included in the Facility 1 Borrowing Base, a bona fide current, unfilled and unexpired commitment of an Approved Investor, issued in favor of and held by either Borrower, under which such Approved Investor agrees to purchase such specified aggregate amount of Mortgage Loans or Mortgage-Backed Securities at a specified price, which commitment in the reasonably anticipated course of events, (a) can be fully complied with prior to the expiration thereof, (b) is not subject to any term or condition that is not customary in commitments of like nature and (c) is for a purchase to be consummated in more than thirty (30) days from the date such commitment was entered into.

                 "TAXES" shall have the meaning given such term in Section 2.15(a).

                 "TELERATE PAGE 314" shall mean the display designated as "Page 314" on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 314 on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers Association as the information vendor for the purposes of displaying British Bankers Association interest settlement rates for U.S. Dollar deposits). Any Base Eurodollar Rate determined on the basis of the rate displayed on Telerate Page 314 shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one (1) hour of the time when such rate is first displayed by such service.

                 "TOTAL LIABILITIES" shall mean (i) the aggregate amount of all liabilities of each Borrower and each of its consolidated Subsidiaries (other than Doral Federal Savings Bank and AAA Financial Services Corporation) determined in accordance with GAAP, consistently applied, other than Permitted Subordinated Indebtedness less (ii) the aggregate amount of intercompany payables owing from one Borrower to the other.

                 "TYPE" shall mean (a) when used in respect of any Mortgage Loan, an Eligible Conforming Mortgage Loan or an Eligible Non-Conforming Mortgage ; (b) when used in respect of any Commitment, a Facility 1 Commitment or a Facility 2 Commitment; and (c) when used in respect of any Loan, a Facility 1 Loan, a Facility 2 Loan or a Swing-Line Loan.

                 "VA" shall mean the Veterans Administration and any successor thereto.

                 "WAREHOUSING COLLATERAL" shall mean the collateral described in Section 1 of the Warehousing Security Agreement.

                 "WAREHOUSING COLLATERAL AGENT" shall mean initially Banco Popular de Puerto Rico, and any successor collateral agent thereto acceptable to the Required Facility 1 Lenders and the Borrowers and designated as the "Collateral Agent" under the Warehousing Security Agreement.

                 "WAREHOUSING SECURITY AGREEMENT" shall mean the First Amended and Restated Security, Custody and Collateral Agency Agreement (Warehousing Collateral) substantially in the form of Exhibit C, as amended, modified or supplemented from time to time.

SECTION 1.2      TERMS GENERALLY.

                 The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Attachments shall be deemed references to Articles and Sections of, and Exhibits and Attachments to, this Agreement or to an Exhibit to this Agreement unless the context shall otherwise require.
Except as otherwise provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, except as provided with respect to the adoption of FASB 65 in the definition of "Adjusted Tangible Net Worth" set forth in Section 1.1, for purposes of determining compliance with any covenant set forth in Article V, such term shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the financial statements referred to in Section 4.4(a).


                                   ARTICLE 2
                   AMOUNTS AND TERMS OF LOANS AND ACCEPTANCES

SECTION 2.1      COMMITMENTS.

         (a) Facility 1 Loans. Subject to and upon the terms and conditions herein set forth, each Facility 1 Lender agrees, severally and not jointly, at any time and from time to time from the Amendment Effective Date up to but excluding the date upon which the Facility 1 Commitments are terminated, to make Facility 1 Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed the aggregate Facility 1 Commitment set forth opposite such Facility 1 Lender's name on the signature pages hereto, as such commitment may be reduced from time to time pursuant to Section 8.6(c); provided that the aggregate principal amount of Facility 1 Loans and Swing-Line Loans plus the aggregate face amount of Facility 1 Acceptances outstanding at any time shall not exceed the lesser of: (i) the aggregate Facility 1 Commitments of the Facility 1 Lenders then in effect and (ii) the then current Collateral Value of the Facility 1 Borrowing Base (such lesser amount is referred to herein as the "Facility 1 Maximum Amount"). Subject to Section 2.12, each Facility 1 Loan shall be a Eurodollar Loan or a Fed Funds Loan. Subject to Section 2.2(a)(ii), each Facility 1 Borrowing shall be in an aggregate principal amount of at least $1,000,000 (or in any lesser amount equal to the unused Facility 1 Commitments) and shall be made ratably by the Facility 1 Lenders in proportion to their respective Facility 1 Commitments. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrowers may borrow and reborrow Facility 1 Loans under Section 2.2 and prepay Facility 1 Loans under Section 2.9.

         (b) Facility 2 Tranche A Loans. Subject to and upon the terms and conditions herein set forth, each Facility 2 Lender agrees, severally and not jointly, at any time and from time to time from the Amendment Effective Date up to but excluding the date upon which the Facility 2 Commitments are terminated, to make Facility 2 Tranche A Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed the Facility 2 Commitment set forth opposite such Facility 2 Lender's name on the signature pages hereto, as such commitment may be reduced from time to time pursuant to Section 8.6(c); provided that the aggregate principal amount of Facility 2 Tranche A Loans outstanding at any time shall not exceed the least of (i) the aggregate Facility 2 Commitments of all of the Facility 2 Lenders then in effect less the aggregate amount of Facility 2 Tranche B Loans and Facility 2 Tranche C Loans then outstanding, (ii) the then current Collateral Value of the Facility 2 Tranche A Borrowing Base, and (iii) $7,000,000 (such least amount is referred to herein as the "Facility 2 Tranche A Maximum Amount"); and provided further, that the Borrowers shall not make any Facility 2 Tranche A Borrowing, the Facility 2 Lenders shall not make any Facility 2 Tranche A Loans and, pursuant to Section 2.8(b), no Facility 2 Tranche A Loans shall be outstanding, during the period commencing on the seventh (7th) calendar day and ending on the twelfth (12th) calendar day of each month. Each Facility 2 Tranche A Loan shall be a Fed Funds Loan. Each Facility 2 Tranche A Borrowing shall be in an aggregate principal amount of at least $500,000 (or in any lesser amount equal to the unused Facility 2 Tranche A Commitments) and shall be made by the Facility 2 Lenders ratably in proportion to their respective Facility 2 Commitments. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrowers may borrow and reborrow Facility 2 Tranche A Loans under Section 2.2 and prepay Facility 2 Tranche A Loans under Section 2.9.

         (c) Facility 2 Tranche B Loans. Subject to and upon the terms and conditions herein set forth, each Facility 2 Lender agrees, severally and not jointly, at any time and from time to time from the Amendment Effective Date up to but excluding the date upon which the Facility 2 Commitments are terminated, to make Facility 2 Tranche B Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed the Facility 2 Commitment set forth opposite such Facility 2 Lender's name on the signature pages hereto, as the same may be reduced from time to time pursuant to Section 8.6(c); provided that the aggregate principal amount of Facility 2 Tranche B Loans outstanding at any time shall not exceed the least of: (i) the sum of the Facility 2 Commitments of all of the Facility 2 Lenders then in effect less the aggregate amount of Facility 2 Tranche A Loans and Facility 2 Tranche C Loans then outstanding, (ii) the then current Collateral Value of the Facility 2 Tranche B Borrowing Base and (iii) $2,000,000 (such least amount is referred to herein as the "Facility 2 Tranche B Maximum Amount"). Each Facility 2 Tranche B Loan shall be a Fed Funds Loan. Each Facility 2 Tranche B Borrowing shall in an aggregate principal amount of at least $1,000,000 (or in any lesser amount equal to the unused Facility 2 Tranche B Commitments) and shall be made by the Facility 2 Lenders ratably in proportion to their respective Facility 2 Commitments. No more than two (2) Borrowings for a Facility 2 Tranche B Loan may be outstanding simultaneously hereunder. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrowers may borrow and reborrow Facility 2 Tranche B Loans under Section 2.2 and prepay Facility 2 Tranche B Loans under Section 2.9.

         (d) Facility 2 Tranche C Loans. Subject to and upon the terms and conditions herein set forth, each Facility 2 Lender agrees, severally and not jointly, at any time and from time to time from the Amendment Effective Date up to but excluding the date upon which the Facility 2 Commitments are terminated, to make Facility 2 Tranche C Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed the Facility 2 Commitment set forth opposite such Facility 2 Lender's name on the signature pages hereto, as the same may be reduced from time to time pursuant to Section 8.6(c); provided that the aggregate principal amount of Facility 2 Tranche C Loans outstanding at any time shall not exceed the lesser of: (i) the sum of the Facility 2 Commitments of all of the Facility 2 Lenders then in effect less the aggregate amount of Facility 2

Tranche A Loans and Facility 2 Tranche B Loans then outstanding, and (ii) $3,000,000 (such lesser amount is referred to herein as the "Facility 2 Tranche C Maximum Amount"). Each Facility 2 Tranche C Loan shall be a Fed Funds Loan. Each Facility 2 Tranche C Borrowing shall in an aggregate principal amount of at least $500,000 (or in any lesser amount equal to the unused Facility 2 Commitments) and shall be made by the Facility 2 Lenders ratably in proportion to their respective Facility 2 Commitments. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrowers may borrow and reborrow Facility 2 Tranche C Loans under Section 2.2 and prepay Facility 2 Tranche C Loans under Section 2.9.

         (e) Swing-Line Loans. Subject to and upon the terms and conditions herein set forth, Bankers Trust may, in its sole discretion, at any time and from time to time from the Amendment Effective Date up to but excluding the Maturity Date, make Swing-Line Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed $15,000,000; provided that the aggregate principal amount of Swing-Line Loans outstanding at any time shall not exceed the limitations set forth in Section 2.1(a). Subject to Section 2.12, each Swing-Line Loan shall be a Fed Funds Loan. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrowers may borrow and reborrow Swing-Line Loans under Section 2.2 and prepay such Loans under Section 2.9. If Bankers Trust, in its sole discretion, elects not to make a Swing-Line Loan on any date, the Agent shall treat the Notice of Borrowing for such Swing-Line Loan as a Notice of Borrowing for Facility 1 Loans.

         (f)     Bankers  Acceptances.

                 (i) Subject to and upon the terms and conditions herein set forth, the Borrowers, at any time and from time to time on or after the Amendment Effective Date up to but excluding the date on which the Facility 1 Commitments are terminated, may request that Bankers Trust accept a draft (a "Facility 1 Acceptance" or "Acceptance") as herein provided in lieu of borrowing additional sums under the Facility 1 Commitments in an aggregate face amount at any time outstanding not to exceed the aggregate Facility 1 Commitments, as such commitments may be reduced from time to time pursuant to
         Section 8.6(c); provided that the aggregate principal amount of Facility 1 Loans and Swing-Line Loans plus the aggregate face amount of all Facility 1 Acceptances outstanding at any time shall not exceed the Facility 1 Maximum Amount.

                 (ii) Bankers Trust may create Facility 1 Acceptances in its sole and absolute discretion upon a request by the Borrowers delivered in accordance with clause (i) above, and each such Facility 1 Acceptance shall be created hereunder by Bankers Trust's accepting a draft, in substantially the form of Exhibit B-2 hereto (a "
         Draft"). Each Draft shall be (a) drawn by the Borrowers on Bankers Trust in accordance with the terms hereof and be payable in U.S. Dollars, (b) payable only to the order of the Acceptance Agent,
         (c) dated the date of acceptance of such Draft by Bankers Trust, (d) in a face amount at least equal to $1,000,000 and shall (e) mature on a Business Day either thirty (30), sixty (60) or ninety (90) days after the date of such Draft; provided that in no event shall an Acceptance (i) be created unless the conditions set forth in Article III have been satisfied with respect to the issuance of such Facility 1 Acceptance, (ii) mature after the Maturity Date, or (iii) have a face amount, together with the aggregate face amount of all other Facility 1 Acceptances plus the aggregate principal amount of Facility 1 Loans and Swing-Line Loans then outstanding, exceeding the Facility 1 Maximum Amount.

                 (iii) The Borrowers hereby acknowledge and agree that (a) Bankers Trust has no obligation to discount any Facility 1 Acceptance,
         (b) Bankers Trust has no obligation to create any Facility 1 Acceptance except in the exercise of its sole and absolute discretion and, if and to the extent that any Facility 1 Acceptance is created, such Facility 1 Acceptance may only be discounted by the Acceptance Agent in accordance with the Funding Agreement which shall be in full force and effect and (c) on the date of the creation by Bankers Trust of any Facility 1 Acceptance, Bankers Trust is only obligated to deliver such Facility 1 Acceptance as set forth in the Request for Acceptance and to pay such Facility 1 Acceptance in accordance with its terms.

SECTION 2.2 METHOD OF BORROWING AND OF CONVERSIONS/CONTINUATIONS; CREATION OF ACCEPTANCES.

         (a) Whenever the Borrowers desire to make a Facility 1 Borrowing, a Facility 2 Borrowing or a Swing-Line Borrowing hereunder, to convert any Facility 1 Loan pursuant to Section 2.3 or to continue any Facility 1 Loan for an additional Eurodollar Interest Period pursuant to Section 2.3, an Authorized Officer shall deliver to the Agent written notice of such proposed Borrowing, conversion or continuation (a "Notice of Borrowing" or "Notice of Conversion/Continuation," as the case may be), each such notice to be given (x) prior to 12:00 noon (New York City time) on the date of such proposed Borrowing or conversion, in the case of a Borrowing of Fed Funds Loans or a conversion of Eurodollar Loans into Fed Funds Loans; and (y) prior to 12:00 noon (New York City time) on the third Eurodollar Business Day before the date of such proposed Borrowing, conversion or continuation (which date shall be a Eurodollar Business Day), in the case of a Borrowing of Eurodollar Loans, a conversion of Fed Funds Loans into Eurodollar Loans or a continuation of Eurodollar Loans for an additional Eurodollar Interest Period. Each such notice shall be irrevocable and shall be in the form of Exhibit I or J, as the case may be. Notwithstanding any other provision hereof to the contrary, (i) no more than four (4) Eurodollar Interest Periods for Facility 1 Loans may be in effect hereunder at any time; and (ii) no Facility 1 Borrowing of Eurodollar Loans shall be in an aggregate principal amount of less than $1,000,000.

         (b) Whenever the Borrowers desire to have Bankers Trust accept a Draft the Borrowers shall, prior to 12:00 noon (New York City time) on the Business Day prior to the proposed date of creation of such Facility 1 Acceptance, deliver to (i) Bankers Trust a notice, in substantially the form of Exhibit B-1 hereto ("Request for Acceptance"), specifying the information necessary to complete the relevant Draft or Drafts, and (ii) the Collateral Agent, Collateral of the type required for the Facility 1 Borrowing Base so that the condition precedent set forth in Section 3.1(b)(iii) hereof shall be satisfied with respect to the Facility 1 Acceptance to be created. Not later than 12:00 noon (New York City time) on the Business Day specified by the Borrowers in the Request for Acceptance and upon fulfilment of the applicable conditions set forth in Article III, Bankers Trust, will, if it chooses to do so in the exercise of its sole and absolute discretion and in accordance with such Request for Acceptance, (x) fill in the date, amount and tenor of a Draft or Drafts in such denominations as the Borrowers shall specify in such Request for Acceptance, (y) accept such Draft or Drafts at its address referred to in Section 8.1 and (z) deliver such Facility 1 Acceptance or Facility 1 Acceptances as set forth in the Request for Acceptance.

         (c) Without in any way limiting the Borrowers obligation to deliver to the Agent a copy of any written Notice of Borrowing, Notice of Conversion/Continuation or Request for Acceptance, the Agent may act without liability upon the basis of any telephonic Notice of Borrowing, Notice of Conversion/Continuation or Request for Acceptance believed by the Agent in good faith to be from an Authorized Officer prior to receipt of written confirmation. In each such case, the Borrowers hereby waive the right to dispute the Agent's record of the terms of such telephonic notice. An Authorized Officer shall promptly confirm in writing any Notice of Borrowing, Notice of Conversion/Continuation or Request for Acceptance given by telephone.

         (d) On the date of receipt of any Notice of Borrowing or Notice of Conversion/Continuation), the Agent shall promptly give (and in any event by 1:00 p.m. (New York City time)) each Lender with a related Commitment telefacsimile notice of each proposed Facility 1 Borrowing or Facility 2 Borrowing, such Lender's proportionate share thereof, each proposed conversion or continuation and any other matters covered by the Notice of Borrowing or Notice of Conversion/Continuation. Upon the creation or exchange of an a Facility 1 Acceptance by Bankers Trust, the Agent shall promptly give each Acceptance Participant telefacsimile notice of the creation or exchange of any Facility 1 Acceptance and any other matters set forth in the Request for Acceptance relating to the Facility 1 Acceptance. The Agent shall not be required to notify any Lender (other than Bankers Trust) of a Swing-Line Borrowing.

         (e) Unless otherwise specified in a Notice of Borrowing, each Loan to be made as part of a Facility 1 Borrowing shall be made as a Fed Funds Loan. If a timely notice as specified in Section 2.2(a) is not received from the Borrowers prior to the expiration of any Eurodollar Interest Period for any outstanding Eurodollar Loan, the Borrowers shall be deemed to have irrevocably elected to convert such Loan into a Fed Funds Loan. The Agent will endeavor to notify the Borrowers prior to the expiration of any Eurodollar Interest Period but shall have no liability for failure to provide such notice.

         (f) By delivering a Notice of Conversion/Continuation to the Agent hereunder of the continuation of any Eurodollar Loans for an additional Eurodollar Interest Period or the conversion of any outstanding Loans to Eurodollar Loans, or by delivering a notice in accordance with Section 2.3(b) for the exchange of any Facility 1 Acceptances, the Borrowers shall be deemed to have represented and warranted that no Potential Default or Event of Default has occurred and is continuing.

SECTION 2.3      CONVERSIONS/CONTINUATIONS OF LOANS; EXCHANGE OF ACCEPTANCES.

         (a) Subject to the terms and conditions hereof and in accordance with the procedures for conversions and continuations and the other provisions set forth in Section 2.2, each Facility 1 Lender agrees to convert outstanding Facility 1 Loans that are Fed Funds Loans into Eurodollar Loans and Eurodollar Loans into Fed Funds Loans and to continue Facility 1 Loans that are Eurodollar Loans for an additional Eurodollar Interest Period, in each case in an aggregate principal amount not to exceed the principal amount of the Fed Funds Loans or Eurodollar Loans, as the case may be, being converted or Eurodollar Loans, as the case may be, being continued; provided that no Lender shall convert any Facility 1 Loan into a Eurodollar Loan or continue any Eurodollar Loan for an additional Eurodollar Interest Period if a Potential Default or an Event of Default has occurred and is continuing.

         (b) Subject to the terms and conditions hereof and in accordance with the procedures for accepting Drafts set forth in Section 2.1(f)(iii) and the other procedures for creating Facility 1 Acceptances and exchanges thereof set forth in Section 2.2, Bankers Trust, if it chooses to do so in the exercise of its sole and absolute discretion, shall exchange any existing Facility 1 Acceptance (an "Old Acceptance") for a new Acceptance (a "New Acceptance") on the maturity date of such Old Acceptance, provided that (i) all conditions precedent to the issuance of a Facility 1 Acceptance set forth in Section 2.1(f) have been satisfied and (ii) the Borrowers shall have paid to Bankers Trust the amounts required to be paid pursuant to Section 2.8(f). If the Borrowers desire to, or if the Borrowers have requested the Acceptance Agent to, have Bankers Trust exchange an Old Acceptance for a New Acceptance on the maturity date of such Old Acceptance, the Borrowers or the Acceptance Agent, as applicable, shall give Bankers Trust notice thereof no later than 12:00 noon (New York City time) two (2) Business Days prior to the maturity date of the Old Acceptance being exchanged. The Borrowers hereby authorize Bankers Trust to replace an Old Acceptance with a New Acceptance if Bankers Trust receives authorization therefor from the Acceptance Agent pursuant to the Funding Agreement. The requirements governing the issuance by Bankers Trust of a New Acceptance shall be the same requirements for the issuance of a Facility 1 Acceptance hereunder except that prior to the issuance of the New Acceptance
(i) the Borrowers or the Acceptance Agent, as applicable, shall deliver the Old Acceptance marked "cancelled" or "paid" to Bankers Trust, at the Acceptance Desk, 12th Floor, 130 Liberty Street, New York, New York 10006 or to such other place as Bankers Trust directs, and (ii) the Borrowers shall have paid to Bankers Trust the amounts required pursuant to Section 2.8(f).

SECTION 2.4      DISBURSEMENT OF FUNDS; BANK ACCEPTANCE PARTICIPANTS.

         (a) No later than 2:00 p.m. (New York City time) on the date of each Facility 1 Borrowing and Facility 2 Borrowing, each Facility 1 Lender or Facility 2 Lender, as the case may be, will make available to the Agent the full amount of such Lender's pro rata share of such Borrowing, in immediately available funds, by wire transfer of such funds to the Agent at the Payment Office. Unless the Agent determines that any applicable condition in Article III has not been satisfied, the Agent shall make the funds so received from the Lenders available to the Borrowers by wire transfer of such funds to such account as the Borrowers through the Agent may direct in writing for such purpose. If a Facility 1 Borrowing or a Facility 2 Borrowing does not occur on the requested date because any condition precedent herein specified has not been satisfied, the Agent shall so notify the affected Lenders promptly and shall return the amounts so received to the respective Lenders.

         (b) Unless the Agent has been notified by any Facility 1 Lender or Facility 2 Lender, as the case may be, before 2:00 p.m. (New York City time) on the date of a proposed Facility 1 Borrowing or Facility 2 Borrowing, as the case may be, that such Lender does not intend to make available to the Agent on such date such Lender's portion of such Facility 1 Borrowing or Facility 2 Borrowing, the Agent may assume that such Lender will make such amount available to the Agent on such date and the Agent may (but shall not be obligated to) make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender (a "Defaulting Lender") on such date, the Agent shall be entitled to recover such corresponding amount on demand from such Defaulting Lender, together with interest at the overnight Federal Funds Rate for each day until paid. A Defaulting Lender shall be deemed to have assigned to the Agent the right to receive any and all payments due to it in respect of the Obligations until the sum of such payments received by the Agent is equal to the amount owed to the Agent by such Defaulting Lender pursuant to the preceding sentence. The foregoing assignment shall be deemed to be a power coupled with an interest and shall be absolute and irrevocable. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fulfill its obligation to make Loans hereunder or to prejudice any rights that the Borrowers, the Agent or any Lender may have against any Defaulting Lender hereunder.

         (c) No later than 3:00 p.m. (New York City time) on the date of each Swing-Line Borrowing, Bankers Trust shall, unless it has elected not to make a Swing-Line Loan pursuant to the related Notice of Borrowing, or unless it determines that any applicable condition in Article III has not been satisfied, make the full amount of such Swing-Line Borrowing available to the Borrowers by wire transfer of such funds such account as the Borrowers may direct in writing for such purpose.

         (d) No later than 12:00 noon (New York City time) on any Business Day, the Agent shall, upon Bankers Trust's request, notify each Facility 1 Lender of the aggregate principal amount of Swing-Line Loans that are outstanding and the amount of Facility 1 Loans required to be made by each Facility 1 Lender (including Bankers Trust) to refinance such outstanding Swing-Line Loans (which amount shall be equal to each Facility 1 Lender's pro rata share of such outstanding Swing-Line Loan and which notice shall be deemed automatically given upon the occurrence of an Event of Default under 6.1(h)). Interest on the Swing-Line Loans being refinanced shall be payable by the Borrowers in accordance with Section 2.6. Bankers Trust may request that the Swing-Line Loans be refinanced pursuant to this Section 2.4(d) on any Business Day.

         (e) No later than 2:00 p.m. (New York City time) on each date that the Agent gives notices to the Facility 1 Lenders of the refinancing of Swing-Line Loans pursuant to Section 2.4(d), each Facility 1 Lender will make available to the Agent for payment to Bankers Trust the full amount of such Lender's pro rata share of the outstanding amount of Swing-Line Loans being refinanced. Each amount made available to the Agent pursuant to this Section 2.4(e) (including Bankers Trust's pro rata share of such amount) shall be deemed a Facility 1 Loan. Each such Swing-Line Loan being refinanced as a Facility 1 Loan shall be Fed Funds Loan. The proceeds of Facility 1 Loans made pursuant to this Section 2.4(e) shall be paid to the Agent (and not to the Borrowers) and then paid over by the Agent to Bankers Trust, to be applied to the outstanding Swing-Line Loans. The Borrowers authorize the Agent to charge any account maintained by the Borrowers with the Agent in order to immediately pay the Agent the amount of such outstanding Swing-Line Loans, to the extent amounts received from the Facility 1 Lenders are insufficient to repay in full the outstanding Swing-Line Loans to be refinanced. If any portion of any amount paid to the Agent by the Borrowers pursuant to this Section 2.4(e) (other than any amounts received by the Agent pursuant to the preceding sentence) should be recovered by or on behalf of the Borrowers from the Agent or Bankers Trust in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Facility 1 Lenders. In the event that a refinancing of the Swing-Line

Loans cannot be made for any reason on any date required by Bankers Trust, each Facility 1 Lender hereby agrees that it shall immediately purchase from Bankers Trust (without recourse or warranty) such assignment of the outstanding Swing-Line Loans as shall be necessary to cause the Facility 1 Lenders to share in such Swing-Line Loans ratably based on their respective pro rata Facility 1 Commitments; provided that all interest payable on such Swing-Line Loans shall be for the account of Bankers Trust until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be for the account of the Facility 1 Lender purchasing the assignment from and after the date of such purchase. Each Facility 1 Lender's obligation to make Facility 1 Loans or purchase assignments pursuant to this Section 2.4(e) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right that such Facility 1 Lender may have against the Agent, Bankers Trust, any Lender, the Borrowers or any other Person for any reason whatsoever; (2) the occurrence or continuance of a Potential Default or Event of Default; (3) any adverse change in the condition (financial or otherwise) of the Borrowers ; (4) any breach of this Agreement or any other Loan Document by the Borrowers, the Agent or any Lender; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing including those described in Section 2.4(k); provided that in no event shall a Facility 1 Lender be obligated to make a Facility 1 Loan pursuant to this
Section 2.4(e) if after giving effect thereto, the outstanding principal amount of such Facility 1 Lender's Facility 1 Loans plus its pro rata share of any Swing-Line Loans remaining outstanding plus its pro rata share of the aggregate face amount of Facility 1 Acceptances outstanding would exceed its Facility 1 Commitment. If any Lender fails to make the full amount of its Facility 1 Loan available to the Agent pursuant to this Section 2.4(e), Bankers Trust shall be entitled to recover such corresponding amount on demand from such Lender together with interest for each day until paid at the overnight Fed Funds Rate. Such Lender shall be deemed to have assigned to Bankers Trust the right to receive any and all payments due to it in respect of the Obligations until the sum of such payments received by the Agent and paid over to Bankers Trust is equal to the amount owed to Bankers Trust by such Lender pursuant to the preceding sentence. The foregoing assignment shall be deemed to be a power coupled with an interest and shall be absolute and irrevocable.

         (f) No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make the Loans on the terms set forth herein, regardless of the failure of any other Lender to fulfill its obligations hereunder. If any Facility 1 Lender fails to make available its pro rata share of any Facility 1 Borrowing or any Facility 2 Lender fails to make available its pro rata share of any Facility 2 Borrowing (and the Agent does not advance such Lender's share to the Borrowers pursuant to subsection (b) above), then the Borrowers may, subject to all of the terms and conditions set forth in Sections 2.1 and 2.2, make additional Facility 1 Borrowings or Facility 2 Borrowings, as the case may be, hereunder to cover the unfunded share of the original Facility 1 Borrowing or Facility 2 Borrowing.

         (g) Immediately upon the creation by Bankers Trust of any Facility 1 Acceptance, Bankers Trust shall be deemed to have sold and transferred to each other Facility 1 Lender (each such other Lender, in its capacity as an obligor with respect to any Facility 1 Acceptance, an "Acceptance Participant"), and each such Acceptance Participant shall be deemed irrevocably and unconditionally to have purchased and received from Bankers Trust, without recourse or warranty, an undivided interest and participation (each a "participation"), to the extent of such Acceptance

Participant's pro rata share (based on the ratio that such Acceptance Participant's pro rata share of the Facility 1 Commitment bears to the total amount of Facility 1 Commitments) in such Facility 1 Acceptance, each substitute Acceptance and the obligations of the Borrowers under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto (although Administrative Fees will be paid directly to the Agent for the ratable account of the Acceptance Participants as provided in Section 2.10(d)).

         (h) Bankers Trust shall have no liability for any action taken or omitted to be taken by Bankers Trust under or in connection with any Acceptance if taken or omitted in the absence of gross negligence or willful misconduct.

         (i) In the event that Bankers Trust makes any payment under any Facility 1 Acceptance and the Borrowers shall not have reimbursed such amount in full to Bankers Trust on the maturity date for such Facility 1 Acceptance pursuant to Section 2.5(b), Bankers Trust shall promptly notify the Agent, who shall immediately notify each Acceptance Participant of such failure, and each Acceptance Participant shall immediately and unconditionally pay to the Agent for the account of Bankers Trust, the amount of such Acceptance Participant's pro rata share (as described above in Section 2.4(g)) of such unreimbursed payment in U.S. Dollars and in same day funds. If and to the extent such Acceptance Participant shall not have made such payment, Bankers Trust shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon for each day until paid at the Federal Funds Rate in effect from time to time. Such Acceptance Participant shall be deemed to have assigned to Bankers Trust the right to receive any and all payments due to it in respect of the Acceptance Obligations until the sum of such payments received by the Agent and paid over to Bankers Trust is equal to the amount owed to Bankers Trust by such Acceptance Participant pursuant to the preceding sentence. The foregoing assignment shall be deemed to be coupled with an interest and shall be absolute and irrevocable. No Acceptance Participant shall be responsible for the failure of any other Acceptance Participant to make available to the Agent such other Acceptance Participant's pro rata share of any such payment, and each Acceptance Participant shall be obligated to make its pro rata share of payments under this Section 2.4(i) on the terms set forth herein, regardless of the failure of any other Acceptance Participant to fulfill its obligations hereunder.

         (j)     [Reserved.]

         (k) The obligations of the Acceptance Participants to make payments to the Agent for the account of Bankers Trust with respect to Facility 1 Acceptances, and the Acceptance Obligations of the Borrower, shall be absolute and irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                 (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                 (ii) the existence of any claim, set-off, defense or other right which the Borrowers or any Lender may have at any time against Bankers Trust, any transferee of any Facility 1

         Acceptance (or any Person for whom any such transferee may be acting), the Agent, Bankers Trust, any Lender or Acceptance Participant, or other Person, whether in connection with this Agreement, any Facility 1 Acceptance, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrowers and the holder of a Facility 1 Acceptance);

                 (iii) any Facility 1 Acceptance proving to be forged or fraudulent;

                 (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                 (v) the occurrence of any Potential Default or Event of Default; or

                 (vi)     the failure of any condition precedent set forth in
         Article III hereof to have been satisfied at the time of the creation of any Facility 1 Acceptance.

SECTION 2.5      NOTES; ACCEPTANCE OBLIGATIONS.

         (a) Each Borrower's joint and several obligation to pay the principal of and interest on the Facility 1 Loans made by each Facility 1 Lender and Swing-Line Loans made by Bankers Trust shall be evidenced by a promissory note (each a "Facility 1 Note" and collectively the "Facility 1 Notes") substantially in the form of Exhibit A-1, with blanks appropriately completed in conformity therewith and payable to the order of such Facility 1 Lender. Each Borrower's joint and several obligation to pay the principal of and interest on the Facility 2 Loans made by each Facility 2 Lender shall be evidenced by a promissory note (each a "Facility 2 Note and collectively the "Facility 2 Notes") substantially in the form of Exhibit A-2, with blanks appropriately completed in conformity therewith and payable to the order of such Facility 2 Lender. Each Lender shall, and is hereby authorized by the Borrowers to, endorse on the schedule attached to the applicable Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan of the related Type from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan, and applicable interest rates and Eurodollar Interest Periods and other information with respect thereto, and any such recordation shall absent manifest error constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of any Lender to make such a notation or any error therein shall not affect the joint and several Obligations of the Borrowers, including the joint and several Obligation of the Borrowers to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes.

         (b) The Borrowers hereby agree to reimburse Bankers Trust, on the maturity date for each Facility 1 Acceptance, an amount equal to the face amount of such Facility 1 Acceptance (the obligation of the Borrowers under this Section 2.5(b) and under Sections 2.6(h) and 2.10(d) with respect to any Facility 1 Acceptance are referenced herein as the "Acceptance Obligations"). The Acceptance Obligations of the Borrowers are joint and several and absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of any Facility 1 Acceptance or any other matter described in
Section 2.4(k), it being the intent that the obligations of the Borrowers hereunder shall be absolute and unconditional under any and all circumstances. The Borrowers hereby expressly waive diligence, presentment, demand of payment, protest and all other formalities of any kind with respect to any Acceptance Obligation.

         (c) To enable Bankers Trust to create Facility 1 Acceptances in the manner specified in Section 2.2(b), the Borrowers shall supply Bankers Trust, upon the Borrower's execution of this Agreement and thereafter forthwith upon request by Bankers Trust, with a sufficient number of blank Drafts as Bankers Trust may reasonably request, duly executed by the Borrowers. In that connection, the Borrowers hereby irrevocably appoint Bankers Trust and each of its authorized signatories as attorneys-in-fact of the Borrowers for the purpose of completing blank Drafts in accordance with this Agreement. Bankers Trust shall hold each Draft supplied in safekeeping to be filled in and completed in accordance with this Agreement. Each Draft completed by Bankers Trust pursuant to any written, telexed, telecopied or cable transmission or oral instruction purported to be delivered by or on behalf of the Borrowers shall be duly drawn, executed and delivered on behalf of the Borrowers for the purposes of this Agreement. Bankers Trust shall incur no liability to the Borrowers in acting on any such transmission or instruction that Bankers Trust believes in good faith to have been given by a Person authorized to act on behalf of the Borrowers or otherwise acting in good faith under this Agreement without gross negligence.

SECTION 2.6      INTEREST.

         (a)     [Reserved]

         (b) The Borrowers agree to pay interest in respect of the unpaid principal amount of each Eurodollar Loan for each day during the Eurodollar Interest Period applicable thereto at a rate per annum equal to 0.95% per annum plus the Eurodollar Rate for such Eurodollar Interest Period.

         (c) The Borrowers agree to pay interest in respect of the unpaid principal amount of each Fed Funds Loan for each day such Fed Funds Loan is outstanding at a rate per annum equal to (i) 1.07% per annum plus the Federal Funds Rate if such Fed Funds Loan is a Facility 1 Loan or a Swing-Line Loan and
(ii) one and five-eighths percent (1.625%) per annum plus the Federal Funds Rate if such Fed Funds Loan is a Facility 2 Loan.

         (d) Overdue principal and interest in respect of each Loan and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue (after as well as before judgment) at a rate per annum equal to two and one-quarter percent (2.25%) per annum plus the Prime Rate (the "Default Rate").

         (e) Interest on each Loan shall accrue from and including the Borrowing Date thereof to but excluding the date of any repayment thereof and shall be payable (i) on or before the third (3rd) Business Day after receipt of the billing statement referred to in clause (f) below, (ii) on any prepayment in full of all of any Lender's outstanding Loans, (iii) at maturity (whether by acceleration or otherwise) and (iv) after maturity, on demand.

         (f) The Agent shall deliver to the Borrowers one interest billing statement for each month on or before the third (3rd) Business Day of the next succeeding month, which interest billing statement shall set forth the interest accrued on the Loans for such month; provided that any failure or delay in delivering such interest billing statement or any inaccuracy therein shall not affect the Obligations.

         (g) The Borrowers hereby promise to pay to Bankers Trust and the other Lenders interest on any Acceptance Obligation, and on any other amount payable by the Borrowers hereunder with respect to any Acceptance Obligation, that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full, at a rate per annum equal to the Default Rate.

SECTION 2.7      TERMINATION OR REDUCTION OF COMMITMENTS.

         (a) The Facility 1 Commitments shall automatically terminate on the Maturity Date, subject to earlier termination as set forth in Section 2.7
(b) or pursuant to Section 6.1. The Facility 1 Commitments may not be reduced in part by the Borrowers, but may be terminated in their entirety at any time by the Borrowers upon at least fifteen (15) days prior irrevocable written notice to the Agent.

         (b) The Facility 2 Commitments shall automatically terminate on the earliest of: (i) Maturity Date, and (ii) the date on which the Facility 1 Commitments terminate, subject to earlier termination pursuant to Section 6.1. The Facility 2 Commitments may not be reduced in part by the Borrowers, but may be terminated in their entirety at any time by the Borrowers upon at least fifteen (15) days prior irrevocable written notice to the Agent; provided, that upon delivery of a notice of termination of the Facility 2 Commitments by the Borrowers, the parties to this Agreement agree to discuss the terms and conditions upon which this Agreement and the Facility 1 Commitments shall remain in effect; and provided further, that if the parties shall fail to agree upon terms and conditions that are satisfactory to the Lenders in their sole and absolute discretion, then the Facility 1 Commitments shall terminate thirty
(30) days following delivery by the Borrowers of the notice of termination of the Facility 2 Commitments (which thirty (30) period may be extended to sixty
(60) days in the sole and absolute discretion of the Lenders).

SECTION 2.8      MANDATORY REPAYMENTS.

         (a) The Borrowers shall repay all outstanding Facility 1 Loans and Acceptance Obligations relating to Facility 1 Acceptances (whether matured or unmatured) on the earlier to occur of the termination of the Facility 1 Commitments and the Maturity Date. Payments received on account of Acceptance Obligations prior to the maturity date of the Facility 1 Acceptance relating thereto shall be applied in accordance with Section 2.11(d).

         (b) The Borrowers shall repay all outstanding Facility 2 Loans on the earlier to occur of the termination of the Facility 2 Commitments and the Maturity Date. Additionally, the Borrowers shall repay all outstanding Facility 2 Tranche A Loans on the seventh (7th) calendar day of each month, so that no Facility 2 Tranche A Loans remain outstanding during the period commencing on the seventh (7th) calendar day and ending on the twelfth (12th) calendar day of each month.

         (c) On any date upon which the aggregate principal amount of the outstanding Facility 1 Loans, Swing-Line Loans and/or the aggregate face amount of Facility 1 Acceptances exceeds the Facility 1 Maximum Amount, the Borrowers shall repay on such date the aggregate principal amount of the Facility 1 Loans, Swing-Line Loans and/or Acceptance Obligations or, provided no Potential Default or Event of Default exists, deliver additional Collateral of the type required for the Facility 1 Borrowing Base, as shall be necessary so that the aggregate principal amount of outstanding Facility 1 Loans and Swing-Line Loans and the aggregate face amount of Facility 1 Acceptances outstanding does not exceed the Facility 1 Maximum Amount. On any date upon which the aggregate principal amount of the outstanding Facility 2 Tranche A Loans exceeds the Facility 2 Tranche A Maximum Amount, the Borrowers shall repay on such date the aggregate principal amount of the Facility 2 Tranche A Loans or, provided no Potential Default or Event of Default exists, deliver additional Collateral of the type required for the Facility 2 Tranche A Borrowing Base, as shall be necessary so that the aggregate principal amount of outstanding Facility 2 Tranche A Loans does not exceed the Facility 2 Tranche A Maximum Amount. On any date upon which the aggregate principal amount of the outstanding Facility 2 Tranche B Loans exceeds the Facility 2 Tranche B Maximum Amount , the Borrowers shall repay on such date the aggregate principal amount of the Facility 2 Tranche B Loans as shall be necessary so that the aggregate principal amount of outstanding Facility 2 Tranche B Loans does not exceed the Facility 2 Tranche B Maximum Amount. On any date upon which the aggregate principal amount of the outstanding Facility 2 Tranche C Loans exceeds the Facility 2 Tranche C Maximum Amount, the Borrowers shall repay on such date the aggregate principal amount of the Facility 2 Tranche C Loans as shall be necessary so that the aggregate principal amount of outstanding Facility 2 Tranche C Loans does not exceed the Facility 2 Tranche C Maximum Amount.

         (d)     [Reserved]

         (e)     [Reserved]

         (f) If an Old Acceptance is being exchanged for a New Acceptance in accordance with Section 2.3(b), the Borrowers shall repay on the date of such exchange an amount equal to (i) the Discount Expense if the face amount of the New Acceptance equals or exceeds the face amount of the Old Acceptance and
(ii) the Discount Expense plus the Required Acceptance Payment if the face amount of the New Acceptance is less than the face amount of the Old Acceptance. As used herein, "Discount Expense" shall mean the face amount of the Old Acceptance less the discount proceeds of such Old Acceptance received by the Borrowers on the date of discount of the Old Acceptance. As used herein "Required Acceptance Payment" shall mean the difference between (x)(I) the face amount of the Old Acceptance less (II) the Discount Expense relating thereto and (y)(I) the face amount of the New Acceptance less (II) the Discount Expense relating thereto.

         (g)     Each repayment of Loans of a certain Type under this Section
2.8 shall be allocated among the Lenders in accordance with the aggregate outstanding principal amounts of their respective Loans of such Type. All repayments of the Facility 1 Loans of any Facility 1 Lender under this Section
2.8 shall be applied first to such Lender's Facility 1 Loans that are Fed Funds Loans and second, to such Lender's Facility 1 Loans that are Eurodollar Loans. All repayments of Loans under this Section 2.8 shall be without premium or penalty, except that any repayment of Eurodollar Loans shall be subject to the provisions of Section 2.14. Interest shall be payable in accordance with the provisions of Section 2.6. Payments received on account of Acceptance Obligations prior to the maturity date of the Acceptance relating thereto shall be applied in accordance with Section 2.11(d). Any prepayment on account of outstanding Acceptance Obligations prior to the maturity date of the Facility 1 Acceptance relating thereto required under Section 2.8 shall be held by Bankers Trust in accordance with Section 2.11(d), provided that such prepayment shall include payment of the Administrative Fees due under Section 2.10(d), which Administrative Fees shall be due in the full amount as if the Acceptance Obligations were not being prepaid (and regardless of whether less than the aggregate face amount of the applicable Facility 1 Acceptance is being prepaid) and were being paid on the date of the maturity of the Facility 1 Acceptance relating thereto.

SECTION 2.9      OPTIONAL PREPAYMENTS.

                 The Borrowers shall have the right at any time and from time to time to prepay outstanding Loans of any Type, in whole or in part, upon one
(1) Business Days prior written notice to the Agent, in the case of Eurodollar Loans, and without prior notice in the case of all other Loans; provided that each partial prepayment of any Loan (other than a Swing-Line Loan, which may be prepaid in any amount) shall be in an aggregate principal amount of $100,000 or any multiple of $50,000 in excess thereof; and provided further, that the Borrowers shall not prepay any Facility 1 Loans so long as any Swing-Line Loans are outstanding. The Borrowers shall, at the time of making such prepayment, designate whether it is a prepayment of Facility 1 Loans, Facility 2 Tranche A Loans, Facility 2 Tranche B Loans or Facility 2 Tranche C Loans. If the Borrowers fail to make such a designation, any funds received as a prepayment pursuant to this Section 2.9 shall be applied first, to Facility 2 Tranche B Loans then outstanding; second, to Facility 2 Tranche A Loans then outstanding; third to Facility 2 Tranche C Loans then outstanding; and fourth, to Facility 1 Loans then outstanding. If such prepayment has not been designated by the Borrowers, the Agent shall endeavor to contact the Borrowers for prepayment instructions before applying the prepayment as noted herein but the Agent shall not be liable for failure to so contact the Borrowers. Each prepayment of Loans of a certain Type under this Section 2.9 shall be allocated among the Lenders in accordance with the aggregate outstanding principal amounts of their respective Loans of such Type. All prepayments of the Facility 1 Loans of any Facility 1 Lender under this Section 2.9 shall be applied first, to such Lender s Facility 1 Loans that are Fed Funds Loans, and second, to such Lender s Facility 1 Loans that are Eurodollar Loans. All prepayments of Loans under this Section 2.9 shall be without premium or penalty, except that any prepayment of Eurodollar Loans shall be subject to the provisions of Section
2.14. Interest shall be payable upon such prepayment in accordance with the provisions of Section 2.6.

SECTION 2.10     FEES.

         (a) The Borrowers agree to pay to the agent for the account of each Facility 1 Lender a facility fee at a rate per annum equal to 0.16% on the amount of such Lender's Facility 1 Commitment (whether used or unused). The Borrowers agree to pay to the Agent for the account of each Facility 2 Lender a facility fee at a rate per annum equal to 0.20% on the amount of such Lender s Facility 2 Commitment (whether used or unused). Such fees shall be deemed to be earned in full upon the Amendment Effective Date and shall be payable in advance on the Amendment Effective Date and thereafter in quarterly installments on the last Business Day of each March, June,

September and December, commencing December 31, 1996; provided that if the Facility 1 Commitments or the Facility 2 Commitments are terminated at any time prior to the Maturity Date, each remaining unpaid quarterly installment of the respective fees shall be paid in full on the date of such termination.

         (b)     [Reserved]

         (c)     [Reserved]

         (d) The Borrowers agree to pay to the Agent for the account of each Facility 1 Lender a fee in respect of each Facility 1 Lender's pro rata share of the face amount of each applicable Facility 1 Acceptance (the "Administrative Fee"), computed for each day such Facility 1 Acceptance is outstanding at a rate equal to one percent (1%) per annum of the face amount of each Facility 1 Acceptance. The Administrative Fees relating to a Facility 1 Acceptance shall be due and payable on the maturity date of such Acceptance.

         (e) The Borrowers agree to pay to the Agent, for its own account, an agency fee (the "Agency Fee") in the amount and on the dates separately agreed to by the Agent and the Borrowers.

         (f) The fees set forth in this Section 2.10, once paid, shall not be refundable under any circumstances.

SECTION 2.11     PAYMENTS, ETC,

         (a) Except as otherwise specifically provided herein, all payments by the Borrowers under this Agreement (including payments with respect to Acceptance Obligations) shall be made without defense, set-off or counterclaim to the Agent not later than 1:00 p.m. (New York City time) on the date when due, it being expressly agreed and understood that if a payment is received after 1:00 p.m. (New York City time) by the Agent, such payment will be deemed to have been made on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension; provided that if the Agent receives the federal wire confirmation number with respect to such payment before 1:00 p.m. (New York City time) on the date when such payment is due, and the payment is actually received and credited for value to the appropriate account at Bankers Trust before the close of business on such due date, then the payment will be deemed to be made on such due date. All payments hereunder shall be made in U.S. Dollars in immediately available funds at the Payment Office. The Agent will promptly after receipt of each such payment (and in any event by the close of business on the day on which such funds are received or deemed to have been received) distribute funds in the form received relating to the payment of (i) principal or interest on any Type of Loan to the Lenders with Loans of the corresponding Type ratably in accordance with the aggregate principal amount of the Loans of such Type of such Lenders, (ii) payments with respect to Acceptance Obligations to the Cash Collateral Account if the Acceptances to which the payment relates have not matured, to the Acceptance Agent if the Facility 1 Acceptances to which the payment relates have matured unless Bankers Trust has already made payment to the Acceptance Agent, and otherwise to Bankers Trust or to the Lenders entitled thereto if any Lender has reimbursed Banker's Trust for such Lender s obligation as an Acceptance Participant, (iii) Fees with respect to any Type of Commitment or with respect to any Acceptance

Obligation ratably to Lenders with Commitments of the corresponding Type or to Acceptance Participants with a pro rata share of liability relating to Facility 1 Acceptances, as applicable and (iv) any other amount payable to any Lender to such Lender.

         (b) Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         (c) All computations of interest and Fees shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by the Agent of an interest rate or Fee hereunder shall be conclusive and binding absent manifest error.

         (d) Any payments received by Bankers Trust on account of Acceptance Obligations as a result of a mandatory repayment of such Acceptance Obligations under the Loan Documents prior to the maturity date of the Facility 1 Acceptance to which such Acceptance Obligations relate shall be held by Bankers Trust as collateral security for the Obligations, including the Acceptance Obligations, in a Cash Collateral Account pursuant to the Cash Collateral Agreement.

         (e) Acceptance Obligations (whether upon acceleration, upon any date that the Facility 1 Commitments are terminated pursuant to Section 2.7(a) or otherwise) or the occurrence and continuance of a Potential Default or an Event of Default, all amounts received on any day by the Agent hereunder in respect of principal of Facility 1 Loans or Swing- Line Loans or the Acceptance Obligations or under the Warehousing Security Agreement, including amounts received by the Agent from the Facility 1 Settlement Account, shall be applied by the Agent as follows: first, to Bankers Trust, to repay the aggregate principal amount of Swing-Line Loans outstanding on such day; second, to Bankers Trust to the extent of any amounts due and payable on account of matured Acceptance Obligations or otherwise payable pursuant to Section 2.8 on account of Acceptance Obligations (and Bankers Trust shall distribute such payments in accordance with 2.11(a)(ii)); third, ratably to the Facility 1 Lenders in accordance with the aggregate principal amounts of their respective outstanding Facility 1 Loans to repay the aggregate principal amount of Facility 1 Loans due and payable on such day pursuant to Section 2.8; fourth, ratably to the Facility 1 Lenders in accordance with the aggregate principal amounts of their respective outstanding Facility 1 Loans, to prepay outstanding Facility 1 Loans being prepaid on such day pursuant to Section 2.9; and fifth, the balance, if any, shall be released by the Agent to the Borrowers by transfer to such account as the Borrowers may direct in writing for such purpose; provided that if a Potential Default or an Event of Default has occurred and is continuing, but the Lenders have not accelerated the Facility 1 Loans, Swing-Line Loans, or the Acceptance Obligations hereunder, then the Agent shall not release any such amounts to the Borrowers and shall hold such amounts in the Facility 1 Settlement Account until the earlier of (x) the cure of such Potential Default or Event of Default or (y) the acceleration of the Facility 1 Loans, Swing-Line Loans, or the Acceptance Obligations and, if the event described in clause (x) occurs first, such amounts shall be released to the Borrowers as described above in this subsection (e), and if the event described in clause (y) occurs first, then such amounts shall be applied in accordance with Section 2.11(h).

         (f) Prior to the maturity of the Facility 2 Loans (whether upon acceleration, upon any date that the Facility 2 Commitments are terminated pursuant to Section 2.7(b) or otherwise), or the occurrence and continuance of a Potential Default or an Event of Default, all amounts received on any day by the Agent hereunder in respect of principal of Facility 2 Loans or under the Servicing Security Agreement in respect of the Collateral described therein or in respect of Eligible REO Property mortgaged to the Secured Parties, shall be applied by the Agent as follows: first, ratably to the Facility 2 Lenders in accordance with the aggregate principal amounts of their respective outstanding Facility 2 Loans, to repay the aggregate principal amount of Facility 2 Loans due and payable on such day pursuant to Section 2.8; second, ratably to the Facility 2 Lenders in accordance with the aggregate principal amounts of their respective outstanding Facility 2 Loans, to prepay outstanding Facility 2 Loans being prepaid on such day pursuant to Section 2.9; and third, the balance, if any, shall be released by the Agent to the Borrowers by transfer to such account as the Borrowers may direct in writing for such purpose; provided that if a Potential Default or an Event of Default exists, but the Lenders have not accelerated the Facility 2 Loans hereunder, then the Agent shall not release any such amounts to the Borrowers and shall hold such sums in the Cash Collateral Account until the earlier of (x) the cure of any Potential Default or Event of Default or (y) the acceleration of the Facility 2 Loans, and if the event described in clause (x) occurs first, the amounts shall be released to the Borrowers as described in this subsection (f), and if the event described in clause (y) occurs first, then such amounts shall be applied in accordance with Section 2.11(i).

         (g)     [Reserved]

         (h) Upon the maturity of the Facility 1 Loans and Facility 1 Acceptance Obligations (whether upon acceleration, upon any date that the Facility 1 Commitments are terminated pursuant to Section 2.7(a) or otherwise), all amounts in the Facility 1 Settlement Account and all amounts received by the Agent from the Warehousing Collateral Agent under the Warehousing Security Agreement shall be disbursed by the Agent as follows: first, ratably to the Collateral Agents in accordance with the amounts due to them, to reimburse them for all fees, costs and expenses reasonably incurred by them in connection with a Potential Default or an Event of Default or otherwise payable to them in their capacities as Collateral Agents under the Loan Documents or otherwise payable to one or more of them under the Cash Collateral Agreement; second, to the Agent, to reimburse the Agent for all fees, costs and expenses reasonably incurred by it in connection with a Potential Default or an Event of Default, or otherwise payable to it in its capacity as Agent under the Loan Documents; third, to Bankers Trust to pay all accrued and unpaid interest on the Swing-Line Loans due hereunder and to repay the principal of all outstanding Swing-Line Loans; fourth, to Bankers Trust to pay all amounts due on account of Acceptance Obligations (and Bankers Trust shall distribute such payments in accordance with 2.11(a)(ii)); fifth, ratably to the Facility 1 Lenders in accordance with the amount of interest and Fees on the Facility 1 Loans due to such Lenders, to pay all accrued and unpaid interest on and Fees with respect to the Facility 1 Loans due hereunder; sixth, ratably to the Facility 1 Lenders in accordance with the aggregate principal amounts of their respective outstanding Facility 1 Loans, to repay all outstanding Facility 1 Loans; seventh, ratably to all of the Facility 2 Lenders in accordance with their respective unpaid Obligations relating to Facility 2 Loans, to pay all of their remaining unpaid Obligations relating to Facility 2 Loans; and eighth, provided no Obligations remain unpaid to the Borrowers by transfer to such account as the Borrowers may direct in writing for such purpose.

         (i) Upon the maturity of the Facility 2 Loans (whether upon acceleration, upon any date that the Facility 2 Commitments are terminated pursuant to Section 2.7(b) or otherwise), all amounts received by the Agent from the Servicing Collateral Agent under the Servicing Security Agreement shall be disbursed by the Agent as follows: first, ratably to the Collateral Agents in accordance with the amounts due to them, to reimburse them for all fees, costs and expenses reasonably incurred by them in connection with a Potential Default or an Event of Default or otherwise payable to them in their capacities as Collateral Agents under the Loan Documents or otherwise payable to one or more of them under the Cash Collateral Agreement; second, to the Agent, to reimburse the Agent for all fees, costs and expenses reasonably incurred by it in connection with a Potential Default or an Event of Default or otherwise payable to it in its capacity as Agent under the Loan Documents; third, ratably to the Facility 2 Lenders in accordance with the amount of interest on and Fees with respect to the Facility 2 Loans due to such Lenders, to pay all accrued and unpaid interest on and Fees with respect to the Facility 2 Loans due hereunder; fourth, ratably to the Facility 2 Lenders in accordance with the aggregate principal amounts of their respective outstanding Facility 2 Loans, to repay all outstanding Facility 2 Loans; fifth, to Bankers Trust to pay all accrued and unpaid interest on the Swing-Line Loans due hereunder and to repay the principal of all outstanding Swing-Line Loans; sixth, to Bankers Trust to pay all amounts due on account of Acceptance Obligations (and Bankers Trust shall distribute such payments in accordance with 2.11(a)(ii)); seventh, ratably to all of the Facility 1 Lenders in accordance with their respective unpaid Obligations relating to Facility 1 Loans, to repay all of their remaining unpaid Obligations relating to Facility 1 Loans; and eighth, provided no Obligations remain unpaid, to the Borrowers by transfer to such account as the Borrowers may direct in writing for such purpose.

         (j)     [Reserved]

         (k) Upon the maturity of the Loans and all other Obligations pursuant to Section 6.1, all amounts in any account of the Borrower maintained with the Agent and all amounts (other than the amounts referred to in subsections (h) and (i) above) received by the Agent on account of the Obligations shall be disbursed by the Agent as follows: first, ratably to the Collateral Agents in accordance with the amounts due to them, to reimburse them for all fees, costs and expenses reasonably incurred by them in connection with a Potential Default or an Event of Default or otherwise payable to them in their capacities as Collateral Agents under the Loan Documents; second, to the Agent, to reimburse the Agent for all fees, costs and expenses reasonably incurred by it in connection with a Potential Default or an Event of Default or otherwise payable to it in its capacity as Agent under the Loan Documents; third, to Bankers Trust to pay all accrued and unpaid interest on the Swing-Line Loans and to repay the principal of all outstanding Swing-Line Loans; fourth, to Bankers Trust to pay all amounts due on account of Acceptance Obligations (and Bankers Trust shall distribute such payments in accordance with 2.11(a)(ii)); fifth, ratably to the Lenders in accordance with the amount of interest and Fees due to each Lender, to pay all accrued and unpaid interest and Fees due hereunder; sixth, ratably to the Lenders in accordance with the aggregate principal amounts of their respective outstanding Loans, to repay all outstanding Loans; seventh, ratably to the Lenders in accordance with their respective unpaid Obligations, to pay all remaining unpaid Obligations; and eighth, to the Borrowers by transfer to such account as the Borrowers may direct in writing for such purpose.

SECTION 2.12     EURODOLLAR RATE NOT DETERMINABLE; ILLEGALITY OR IMPROPRIETY.

         (a) In the event, and on each occasion, that on or before the day on which the Eurodollar Rate for a Facility 1 Borrowing that is to include Eurodollar Loans is to be determined, the Agent has determined in good faith that the Eurodollar Rate cannot be determined for any reason, the Agent shall, as soon as practicable thereafter, give written notice of such determination to the Borrowers and the Lenders. Upon any such determination, any request by the Borrowers for a Eurodollar Loan pursuant to Section 2.2 shall, until the Agent has advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Fed Funds Loan. Each determination by the Agent hereunder shall be conclusive and binding absent manifest error.

         (b) If any Lender determines at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or the administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall make it unlawful or improper for such Lender to make, maintain or fund any Eurodollar Loan as contemplated by this Agreement, then such Lender shall immediately give notice thereof to the Agent and the Borrowers describing such illegality or impropriety in reasonable detail. Effective thirty (30) days after the giving of such notice (or effective upon such earlier date as required by such Governmental Authority), the obligation of such Lender to make Eurodollar Loans shall be suspended for the duration of such illegality or impropriety and, if and when such illegality or impropriety ceases to exist, such suspension shall cease and such Lender shall notify the Agent and the Borrowers thereof. If any such change makes it unlawful or improper for any Lender to maintain any Eurodollar Loan such Lender shall, upon the happening of such event, notify the Agent and the Borrowers thereof, and the Borrowers shall immediately, or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, no later than the date permitted thereby, convert each such Eurodollar Loan into a Fed Funds Loan. If any Lender notifies the Agent and the Borrowers pursuant to this Section 2.12(b) that it is unlawful or improper for such Lender to make or maintain Eurodollar Loans, as the case may be, but no other Lenders give similar notices, then the Borrowers may require such Lender to sell, pursuant to Section 8.6(c) all of its outstanding Loans and Commitments to another Lender (if any other Lender agrees, in its sole and absolute discretion, to purchase such Loans and Commitments) or to any other financial institution reasonably acceptable to the Agent that is willing to make and maintain Eurodollar Loans. The purchase price for such Loans and Commitments shall be equal to the aggregate outstanding principal amount of the Loans of such Lender plus such Lender's pro rata share of all other accrued and unpaid Obligations (including obligations arising as a result of being an Acceptance Participant) minus the pro rata portion (based on the number of days in the applicable period) of such Lender's facility fees that relate to the period from the date of such sale to the next payment date for the facility fees.

SECTION 2.13     RESERVE REQUIREMENTS; CHANGE IN CIRCUMSTANCES.

         (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) imposes any tax on or changes the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan or the face amount of a Facility 1 Acceptance made by such Lender or any interest due on any Acceptance Obligations or any Fees or other amounts payable hereunder (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (except any such reserve requirement that is reflected in the Eurodollar
Rate) or imposes on such Lender any other condition affecting this Agreement or Eurodollar Loans or a Facility 1 Acceptances created by Bankers Trust, and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Eurodollar Loan, becoming or remaining as an Acceptance Participant or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest, fee or otherwise) in respect thereof by an amount deemed by such Lender to be material, then the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. Any amount or amounts payable by the Borrowers to any Lender in accordance with the provisions of this Section 2.13(a) shall be paid by the Borrowers to such Lender within ten (10) Business Days of receipt by the Borrowers from such Lender of a statement setting forth in reasonable detail the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding absent manifest error.

         (b) If any Lender has determined that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender, as the case may be) or by the holding company of such Lender, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, as the case may be, as a consequence of such Lender s obligations under the Loan Documents to a level below that which such Lender or such Lender's holding company, as the case may be, could have achieved but for such adoption, change or compliance (taking into consideration such Lender s policies or such Lender's holding company's policies, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrowers shall reimburse such Lender or such Lender's holding company, as the case may be, for such reduction. Any amount or amounts payable by the Borrowers to any Lender in accordance with the provisions of this Section 2.13(b) shall be paid by the Borrowers to such Lender within ten (10) Business Days of receipt by the Borrowers from such Lender of a statement setting forth in reasonable detail the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding absent manifest error.

         (c) Each Lender agrees to use reasonable efforts to change its lending office to avoid or minimize (i) any amounts that might otherwise be payable to such Lender pursuant to this Section 2.13 or pursuant to Section
2.15 or (ii) the effect of any event referred to in Section 2.12(b); provided that such efforts or change shall not cause the imposition on such Lender of any additional cost or legal, regulatory or administrative burdens deemed by such Lender, in its sole discretion, to be material.

         (d) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period. The protection of this Section 2.13(d) shall be available to any Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that shall have occurred or been imposed.

SECTION 2.14     INDEMNITY.

         (a) The Borrowers shall indemnify and hold harmless each Lender against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorney's fees) that such Lender actually sustains or incurs as a consequence of (i) any failure by the Borrowers to fulfill on the Amendment Effective Date or on the date of any Credit Event hereunder the applicable conditions set forth in Article III, (ii) the creation of any Facility 1 Acceptance or failure to accept any Draft, (iii) any failure by the Borrowers to borrow any Eurodollar Loan hereunder, to convert any Loan into a Eurodollar Loan or to continue any Eurodollar Loan for an additional Eurodollar Interest Period, after irrevocable notice of such borrowing, conversion or continuation has been given pursuant to Section 2.2 or the breach by the Borrowers of any obligation under the Funding Agreement, (iv) any payment, prepayment or conversion of a Eurodollar Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the Eurodollar Interest Period applicable thereto or any payment, prepayment of Acceptance Obligations or required by the Loan Documents made on a date other than the maturity date applicable thereto, (v) any default in payment or prepayment of the principal amount of any Eurodollar Loan or an Acceptance Obligation or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of prepayment or otherwise) or (vi) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Eurodollar Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall include but not be limited to an amount equal to the excess, if any, as reasonably determined by such Lender, of (A) its cost of obtaining the funds for the Eurodollar Loan being paid, prepaid or converted or not borrowed, converted or continued (based on the Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment, conversion or failure to borrow, convert or continue to the last day of the Eurodollar Interest Period, as the case may be, for such Loan (or, in the case of a failure to borrow, convert, or continue the Eurodollar Interest Period, as the case may be, for such Loan that would have commenced on the date of such failure to borrow, convert or continue) over (B) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in re-employing the funds so paid, prepaid or converted or not borrowed, converted or continued for such period or Eurodollar Interest Period, as the case may be. A certificate of any Lender setting forth in reasonable detail any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.14 shall be delivered to the Borrowers and shall be conclusive and binding absent manifest error.

         (b) The Borrowers shall assume all risks of the acts, omissions or misuse of any Facility 1 Acceptance by the holder thereof. Neither Bankers Trust nor the Lenders shall be responsible for the following (except to the extent caused by the gross negligence or willful misconduct of the Agent or the Lenders): (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Facility 1 Acceptance, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Facility 1 Acceptance or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) failure of the holder of a Facility 1 Acceptance to comply fully with conditions required in order to receive payment under a Facility 1 Acceptance; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to receive payment under a Facility 1 Acceptance or of the proceeds thereof; and (vii) any consequences arising from causes beyond the control of Bankers Trust, including, without limitation, any acts of any Governmental Authority. None of the above shall affect, impair, or prevent the vesting of Bankers Trusts rights or powers hereunder.

         (c) Nothing in this Section is intended to limit the reimbursement obligation of the Borrowers contained elsewhere in this Agreement. The obligations of the Borrowers under this Section shall survive the termination of this Agreement.

SECTION 2.15     TAXES.

                 All payments made by the Borrowers under this Agreement and the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Agent, each Collateral Agent and each Lender, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent, such Collateral Agent or such Lender, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Agent, such Collateral Agent or such Lender (excluding a connection arising solely from the Agent, such Collateral Agent or such Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or the other Loan Documents) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Agent, any Collateral Agent or any Lender hereunder or under other Loan Documents, the amounts so payable to the Agent, such Collateral Agent or such Lender shall be increased to the extent necessary to yield to the Agent, such Collateral Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter the Borrowers shall send to the Agent for its own account or for the account of such Collateral Agent or such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Agent, the Collateral Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent, any Collateral Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable under the Loan Documents.

SECTION 2.16     SHARING OF SETOFFS.

                 Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrowers, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Obligation as a result of which the unpaid portion of its Obligations shall be proportionately less than the unpaid portion of the Obligations of any other Lender, it shall simultaneously purchase from such other Lender at face value a participation in the Obligations of such other Lender, so that the aggregate unpaid amount of the Obligations and such participations in Obligations held by each Lender shall be in the same proportion to the aggregate unpaid amount of all Obligations then outstanding as the amount of its Obligations prior to such exercise of banker s lien, setoff or counterclaim or other event was to the principal amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided that, if any such purchase or purchases or adjustments are made pursuant to this Section 2.16 and the payment giving rise thereto is thereafter recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. The Borrowers expressly consent to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrowers to such Lender by reason thereof as fully as if such Lender had made a loan directly to the Borrowers in the amount of such participation.


                                   ARTICLE 3
                          CONDITIONS TO CREDIT EVENTS

SECTION 3.1      CONDITIONS TO CREDIT EVENTS.

         (a)     As conditions precedent to the initial Credit Event hereunder:

                 (i) Each Borrower shall have delivered or shall have had delivered to the Agent, in form and substance and in quantities reasonably satisfactory to the Agent and its counsel, each of the following:

                          (A) this Agreement, duly executed by the parties hereto;

                          (B) each of the Warehouse Security Agreement, Servicing Security Agreement, the Cash Collateral Agreement, the Statement of Accounts Receivable and the Power of Attorney for each Borrower, duly executed (and notarized where required) by the parties thereto (which Powers of Attorney shall be "protocolized" under the laws of Puerto Rico by counsel to the Borrowers, and filed with the Registry of Powers of Attorneys and Wills by local counsel to the Agent promptly after the closing contemplated hereunder);

                          (C) a duly executed Facility 1 Note for each Lender with a Facility 1 Commitment and a duly executed Facility 2 Note for each Lender with a Facility 2 Commitment;

                          (D)     duly executed Drafts as required under
                 Section 2.5(c);

                          (E) duly executed documents, instruments and agreements, properly executed, deemed necessary or appropriate by the Agent, in its reasonable discretion, to create in favor of the Lenders a valid and perfected, first priority security interest in and lien upon the Collateral;

                          (F) a certified copy of resolutions of the Board of Directors of each of the Borrowers approving the execution, delivery and performance of all Loan Documents required to be delivered by such parties hereunder and the transactions contemplated therein;

                          (G)     a certificate of the Secretary or an
                 Assistant Secretary of each of the Borrowers certifying the names and true signatures of the officers of such parties authorized to sign the Loan Documents required to be executed and delivered by such parties hereunder, in each case dated the Effective Date;

                          (H) an opinion of special New York counsel to the Agent in the form of Exhibit F-1 and covering such other matters as the Agent may reasonably request and an opinion of Puerto Rico counsel for the Borrowers in the form of Exhibit F-2 and covering such other matters as the Agent may reasonably request, in each case dated the Effective Date;

                          (I) a copy of the Certificate of Incorporation or other equivalent document available in the applicable jurisdiction of the Borrowers certified by the appropriate officer of the jurisdiction of such party's incorporation as of a recent date;

                          (J) a copy of the Bylaws of the Borrowers, certified by the Secretary or an Assistant Secretary or other appropriate officer of each such party on the Effective Date as being accurate and complete;

                          (K) a certificate of the applicable officer in the relevant jurisdiction or other equivalent document available in the applicable jurisdiction of the jurisdiction of incorporation of each of the Borrowers certifying that such party is in good standing as of a recent date and a good standing certificate from each jurisdiction in which each such party is qualified to conduct business;

                          (L) a certificate of an executive officer of each of the Borrowers, in the form of Exhibits G-1 and G-2, respectively, dated the Effective Date;

                          (M) evidence satisfactory to the Agent that the Facility 1 Settlement Account has been opened and that all requirements for the opening of the Cash Collateral Account have occurred;

                          (N) duly executed acknowledgment agreements from each of FNMA and FHLMC relating to the validity of the Servicing Collateral Agent's security interest in the Pledged Servicing Portfolio;

                          (O) evidence of (I) the acceptance by the Process Agent of its appointment pursuant to Section 8.7 and (II) payment of all fees required by the Process Agent for serving in such capacity;

                          (P) a copy of the letter delivered to the parties to the contracts pledged and assigned to the Secured Parties pursuant to the Loan Documents (together with evidence of such delivery) notifying such parties of the security interests in such contracts and the contract rights related thereto granted to the Secured Parties pursuant to the Loan Documents, which letter shall be in substantially the form of Attachments 5 and 2 to the Warehousing Security Agreement and the Servicing Security Agreement, respectively;

                          (Q) evidence satisfactory to the Agent that all reasonable fees, costs and expenses of its New York and Puerto Rican counsel relating to the preparation, negotiation and closing of the transaction contemplated hereby through the Effective Date will be paid in full on such date;

                          (R) a Pledged Servicing Valuation Report and a Pledged Servicing Portfolio Report;

                          (S) a Hedging Inventory Report dated as of a date which is no longer than ten (10) days prior to the Effective Date; and

                          (T) a letter agreement from the Warehousing Collateral Agent pursuant to which the Warehousing Collateral Agent agrees to serve as Collateral Agent in connection with the REO Pledges.

                 (ii) All acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to the Agent and waived by all of the Lenders in writing.

                 (iii) All documentation, including documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents, shall be reasonably satisfactory in form and substance to the Agent and its counsel.

                 (iv) The Borrowers shall have paid all Fees required to have been paid under the Loan Documents prior to or on the Effective Date.

         (b) As conditions precedent to each Credit Event, at and as of the date of such Credit Event, including the Amendment Effective Date:

                 (i) The representations and warranties of the Borrowers contained in the Loan Documents shall be accurate and complete in all material respects on and as of the date of such Credit Event as if made on and as of such date.

                 (ii) No Potential Default or Event of Default shall have occurred and be continuing.

                 (iii) Following the funding of the requested Loan or the creation of any Acceptance, the aggregate principal amount of Loans plus the aggregate face amount of Acceptances outstanding hereunder shall not exceed the limitations set forth in Sections 2.1 and 2.8.

                 (iv) Since December 31, 1995, no material adverse change shall have occurred in the business, financial condition or results of operations of the FFCC and its Subsidiaries, taken as a whole.

                 (v) The Agent shall have received such other documents or legal opinions as the Agent or any Lender or special counsel to the Agent may reasonably request, all in form and substance reasonably satisfactory to the Agent.

By delivering a Notice of Borrowing or Request for Acceptance to the Agent hereunder for any Credit Event, as applicable, the Borrowers shall be deemed to have represented and warranted the accuracy and completeness of the statements set forth in subsections (i) through (iv) above as of the date of such Credit Event.

         (c) As conditions precedent to each Facility 2 Tranche B Borrowing (in addition to those set forth in Sections 3.1(a) and (b) above):

                 (i) Each Borrower shall have delivered or shall have had delivered to the Agent, in form and substance and in quantities reasonably satisfactory to the Agent and its counsel, each of the following:

                          (A) all information reasonably requested by the Agent contained in the files of the Borrowers relating to the Eligible REO Property to be included in the Facility 2 Tranche B Borrowing Base;

                          (B)     duly executed REO Demand Note(s);

                          (C) duly executed REO Mortgages with respect to all Eligible REO Property to be included in the Facility 2 Tranche B Borrowing Base;

                          (D) duly executed REO Pledge(s) of the REO Demand Note(s) to the Agent and the Facility 2 Lenders; and

                          (E) documentation required under 3.1(a)(i)(F)-(L) above, as applicable to the related Real Estate Closing, and as is reasonable and customary, and such other documentation as is also reasonable and customary, in connection with commercial real estate closings in Puerto Rico as determined by the Agent's counsel.

                 (ii) Simultaneously with such Facility 2 Tranche B Borrowing or as is otherwise customary in commercial real estate closings in Puerto Rico, the REO Mortgages shall be filed for recording with the applicable registries.

                 (iii) The Borrowers shall have paid all taxes, including mortgage recording and documentary stamp taxes, recording fees and charges and all other fees and charges of whatever kind in connection with the applicable Real Estate Closing, including costs and expenses of the Agent's outside counsel, and evidence thereof shall have been delivered to the Agent.

         (d) As conditions precedent to each creation of a Facility 1 Acceptance (in addition to those set forth in Sections 3.1(a) and (b) above):
(i) the Borrowers and the Acceptance Agent shall have entered into the Funding Agreement, and (ii) any necessary or desirable modifications or amendments shall have been made to the Loan Documents (which modifications or amendments relate to the Funding Agreement and/or the creation of Facility 1 Acceptances), as determined by the Agent in its sole discretion.


                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

                 As an inducement to the Agent and each Lender to enter into this Agreement and to make Loans and to be an Acceptance Participant as provided herein, each of the Borrowers represents and warrants to the Agent and each Lender that:

SECTION 4.1      CORPORATE EXISTENCE; COMPLIANCE WITH LAW AND
                 CONTRACTUAL OBLIGATIONS.

                 Each Borrower (a) is duly organized, validly existing and in good standing as a corporation under the laws of the Commonwealth of Puerto Rico and in each jurisdiction where its ownership of property or conduct of business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; (b) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do; and (c) is not in violation of any Requirement of Law or any Contractual Obligation if such violation could have a Material Adverse Effect.

SECTION 4.2      CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

                 Each Borrower has the corporate power and authority to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. Such Loan Documents have been duly executed and delivered on behalf of such Borrower and constitute legal, valid and binding obligations of such Borrower enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors rights generally and by general principles of equity.

SECTION 4.3      NO LEGAL OR CONTRACTUAL BAR.

                 The execution, delivery and performance of the Loan Documents, including the creation and perfection of the security interests contemplated hereunder and thereunder, the borrowings of Loans hereunder and the use of the proceeds thereof, do not and will not (a) violate any Requirement of Law or any Contractual Obligation of either Borrower or any of its Subsidiaries, (b) except as contemplated by this Agreement and the Security Agreements, require any license, consent, authorization, approval or any other action by, or any notice to or filing or registration with, any Governmental Authority or any other Person or (c) result in the creation or imposition of any Lien on any asset of either Borrower or any of its Subsidiaries except as contemplated by the Loan Documents. Without limiting the scope of the preceding representation, no Take-Out Commitments assigned to the Secured Parties prohibit assignment thereof to the Secured Parties. The parties acknowledge that as of the date hereof, GNMA's policies do not include the execution and delivery of an Acknowledgment Agreement by GNMA and no representation in any Loan Document as of the date hereof will be deemed to include a representation that the Borrowers may assign any rights under the GNMA Servicing Portfolio in contravention of GNMA's policies. Nothing contained in the preceding sentence shall affect the Borrowers covenant contained in Section 5.1(g).

SECTION 4.4      FINANCIAL INFORMATION.

         (a) The consolidated and consolidating balance sheet of FFCC and its consolidated Subsidiaries as at December 31, 1995 and the related consolidated and consolidating statements of income, retained earnings and cash flows for the fiscal year then ended, including in each case the related schedules and notes, reported on by Price Waterhouse, true copies of which have been previously delivered to each of the Lenders, are complete and correct and fairly present the consolidated and consolidating financial condition of FFCC and its consolidated Subsidiaries as at the date thereof and the consolidated and consolidating results of operations and cash flows for such period, in accordance with GAAP applied on a consistent basis.

         (b) The unaudited consolidated and consolidating balance sheet of each Borrower and its consolidated Subsidiaries as at June 30, 1996, and the related unaudited combined statements of income, retained earnings and cash flows for the six months then ended, certified by the chief financial officer of FFCC, true copies of which have been previously delivered to each of the Lenders, are complete and correct and fairly present the consolidated and consolidating financial condition of FFCC and its consolidated Subsidiaries as at the date thereof and the consolidated and consolidating results of operations and cash flows for such period in conformity with GAAP applied on a basis consistent with the financial statements referred to in subsection (a) of this Section 4.4, subject to normal year-end audit adjustments.

         (c) Except for Indebtedness created by the issuance of the Senior Notes, neither Borrower has any material liability of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and no condition, situation or set of circumstances exists that could be reasonably expected to result in such a liability, in each case that is not reflected in the financial statements referred to in Section 4.4(b) or in the most recent financial statements delivered to the Agent and the Lenders pursuant to Section 5.1(a)(i) or (ii) (other than liabilities permitted hereunder and incurred after the date of such most recent financial statements and to be reflected in the next financial statements to be delivered to the Agent and the Lenders pursuant to Section 5.1 (a)(i) or (ii)).

         (d) Since December 31, 1995, no material adverse change has occurred in the business, financial condition or results of operations of FFCC and its Subsidiaries, taken as a whole.

SECTION 4.5      NO MATERIAL LITIGATION.

                 Except as set forth on Exhibit O, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of either Borrower, threatened by or against such Borrower or any of its Subsidiaries, or against any of such Borrower's or any such Subsidiary's properties or revenues that, if adversely determined, could alone, or with any other litigation, investigation or proceeding, affect the business, financial condition or results of operations of such Borrower and its Subsidiaries, taken as a whole, in excess of a Material Amount or could have a Material Adverse Effect.

SECTION 4.6      TAXES.

                 Each Borrower and each of its Subsidiaries have filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on such returns or on any assessments made against them or any of their property other than taxes and assessments that are being contested in good faith by appropriate proceedings and as to which such Borrower or such Subsidiary has established adequate reserves in conformance with GAAP.

SECTION 4.7      INVESTMENT COMPANY ACT.

                 Neither Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

SECTION 4.8      SUBSIDIARIES.

                 FFCC has no Subsidiaries as of the Amendment Effective Date other than DMC, Doral Federal Savings Bank, Centro Hipotecario de Puerto Rico, Inc., RSC Corp., First Florida Realty Corporation and AAA Financial Services Corporation. FFCC owns, directly or through another Subsidiary, one hundred percent (100%) of the stock of each such Subsidiary, and all of the stock of each such Subsidiary has been duly issued and is fully paid and nonassessable.

SECTION 4.9      USE OF PROCEEDS.

                 The proceeds of all Facility 1 Loans and Swing-Line Loans shall be used by the Borrowers solely for the purpose of originating, acquiring or financing Eligible Conforming Mortgage Loans, Eligible Non-Conforming Mortgage Loans and/or Eligible Mortgage-Backed Securities. The proceeds of all Facility 2 Tranche A Loans shall be used by the Borrowers solely to make advances (or to refinance advances previously made by either Borrower) resulting in the creation of Eligible Servicing Receivables. The proceeds of all Facility 2 Tranche B Loans shall be used by the Borrowers solely to provide financing of the Eligible REO Property. The proceeds of Facility 2 Tranche C Loans shall be used by the Borrowers for general working capital purposes. The proceeds of the discounting of all Facility 1 Acceptances by the Acceptance Agent shall be used by the Borrowers solely to purchase additional servicing portfolios and for general working capital purposes.

SECTION 4.10     ERISA.

         (a) No Prohibited Transactions, Accumulated Funding Deficiencies, withdrawals from Multi employer Plans or Reportable Events have occurred with respect to any Plans or Multiemployer Plans that, in the aggregate, could subject either Borrower or any of such Borrower's Subsidiaries to any material tax, penalty or other liability where such tax, penalty or liability is not covered in full, for the benefit of such Borrower or such Subsidiary, by insurance; (b) no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated under Section 4041 of ERISA, nor has the PBGC instituted proceedings to terminate, or appoint a trustee to administer, a Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (c) the present value of all benefits liabilities (as defined in Section 4001(a)(16) of ERISA) under all Plans (based on the actuarial assumptions used to fund the Plans) does not exceed the assets of the Plans; and (d) the execution, delivery and performance by Borrowers of the Loan Documents and the borrowing of the Loans hereunder and the use of the proceeds thereof will not involve any Prohibited Transaction.

SECTION 4.11     SECURITY INTERESTS.

                 Subject to the penultimate sentence of Section 4.3 regarding the GNMA Servicing Portfolio, the security interests created in favor of the Secured Parties under the Security Agreements constitute (a) valid and binding security interests in the Collateral and (b) will constitute perfected security interests in the mortgage notes evidencing the Mortgage Loans, the Mortgage-Backed Securities, the Take-Out Commitments, the REO Notes and the REO Property encumbered by REO Mortgages, the Eligible Servicing Receivables and the Pledged Servicing Portfolio, and such collateral is not and will not be subject to any other Liens except as permitted by Section 5.2(a).

SECTION 4.12     AGENCY APPROVALS.

                 Each Borrower is a FHLMC approved Seller/Servicer, a HUD Direct Endorsement Lender and a VA approved Lender in good standing, and FFCC is also a FNMA approved Seller/Servicer and a GNMA approved Issuer/Servicer.

SECTION 4.13     SOLVENCY.

                 Each Borrower is able to pay its debts as they mature. The aggregate estimated fair market value of each Borrower's assets is greater than such Borrower's liabilities (including contingent, subordinated, unmatured and unliquidated liabilities and any and all Obligations hereunder). Each Borrower has capital sufficient to carry on the business and transactions in which it is engaged and all business and transactions in which it is about to engage.


                                   ARTICLE 5
                                   COVENANTS

SECTION 5.1      AFFIRMATIVE COVENANTS.

                 Each Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, the Borrowers shall:

         (a) Reports to Agent. Furnish or cause to be furnished to the Agent (with sufficient numbers of copies for each Lender which the Agent shall forward to each Lender within a reasonable time after receipt thereof):

                 (i) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of FFCC, a consolidated and consolidating balance sheet of FFCC and its consolidated Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income, retained earnings and cash flows of FFCC and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Price Waterhouse or other independent public accountants of comparable recognized national standing, which report shall be unqualified as to scope of audit and shall state that such financial statements present fairly the consolidated and consolidating financial condition as at the end of such fiscal year, and the consolidated and consolidating results of operations and cash flows for such fiscal year, of FFCC and its consolidated Subsidiaries in accordance with GAAP consistently applied (it being understood that the form of audited consolidated and unaudited consolidating balance sheet, and the related statements of income, retained earnings and cash flows contained in the Bank Book shall satisfy the requirements of this subsection);

                 (ii) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of FFCC, a consolidated and consolidating balance sheet of FFCC and its consolidated Subsidiaries as at the end of such fiscal quarter and the related consolidated and consolidating statements of income, retained earnings and cash flows of FFCC and its consolidated Subsidiaries for such fiscal quarter, setting forth in each case in comparative form the figures for the previous fiscal quarter, all in reasonable detail and certified by the chief financial officer of FFCC that they present fairly the consolidated and consolidating financial condition as at the end of such fiscal quarter, and the consolidated and consolidating results of operations and cash flows for such fiscal quarter, of FFCC and its consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end adjustments (it being understood that the form of consolidated and consolidating balance sheet, and the related statements of income, retained earnings and cash flows contained in the Bank Book shall satisfy the requirements of this subsection);

                 (iii) Monthly Financial Statements. Upon thirty (30) days notice from the Agent (such notice to be given no earlier than the first day of a month to receive a statement for the previous month), a consolidated and consolidating balance sheet of FFCC and its consolidated Subsidiaries as at the end of the previous month and the related consolidated and consolidating statements of income and retained earnings of FFCC and its consolidated Subsidiaries for such month setting forth in each case in comparative form the figures for the previous month, all in reasonable detail and certified by the chief financial officer of FFCC that they are complete and correct and that they present fairly the consolidated and consolidating financial condition as at the end of such month, and the consolidated and consolidating results of operations for such month and such portion of the fiscal year, of FFCC and its consolidated Subsidiaries in accordance with GAAP consistently applied (subject to normal year-end adjustments);

                 (iv) No Default/Compliance Certificate. Together with the financial statements required pursuant to subsections (i) and (ii) above, a certificate of the chief financial officer of FFCC (A) to the effect that, based upon a review of the activities of FFCC and its Subsidiaries and such financial statements during the period covered thereby, no Event of Default or Potential Default exists, or if an Event of Default or a Potential Default exists, specifying the nature thereof and the Borrowers proposed response thereto, and (B) demonstrating in reasonable detail compliance with Section 5.3 as at the end of such fiscal year or such fiscal quarter, as applicable;

                 (v) Audit Reports. Upon request by the Agent, copies of each HUD Single Family Audit Report and FNMA and FHLMC audit reports on each Borrower and its operations;

                 (vi) Notice of Default or Misrepresentation. (a) Promptly after obtaining knowledge of the occurrence of an Event of Default or a Potential Default, a certificate of the chief financial officer of FFCC specifying the nature thereof and FFCC
                                       's or DMC 's proposed response thereto
         and (b) at any time that any representation, warranty or other information contained in any statement or certificate required to be delivered hereunder or any representation or warranty deemed to have been made hereunder shall prove to be false or misleading in any material way, promptly after obtaining knowledge thereof give notice thereof to the Agent describing how such representation, warranty or information is misleading.

                 (vii) Loss of Qualification. Promptly after the occurrence thereof, notice of any Mortgage Loan or Mortgage-Backed Security included in the Facility 1 Borrowing Base, that ceases to qualify as an Eligible Mortgage Loan or Eligible Mortgage-Backed Security, as the case may be;

                 (viii) Litigation. Promptly after the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against either Borrower or any material property of any thereof, in each case if such action, suit, proceeding, investigation or arbitration could result in a liability to the Borrowers in excess of the Material Amount;

                 (ix)     ERISA.  In connection with ERISA:

                          (A) Promptly and in any event within ten (10) Business Days after either Borrower knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of such Borrower setting forth details as to such Reportable Event and the action that such Borrower proposes to take with respect thereto;

                          (B) Promptly and in any event within ten (10) Business Days after either Borrower knows or has reason to know of any condition existing with respect to a Plan that presents a material risk of termination of such Plan, imposition of an excise tax, requirement to provide security to such Plan or occurrence of other liability by the applicable Borrower or any ERISA Affiliate, a statement of the chief financial officer of the applicable Borrower describing such condition;

                          (C) At least ten (10) Business Days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice;

                          (D) Promptly and in no event more than ten (10) Business Days after the filing thereof with the Secretary of the Treasury, a copy of any application by either Borrower or an ERISA Affiliate for a waiver of the minimum funding standard under section 412 of the Code;

                          (E) Upon request by the Agent from time to time, copies of each annual report that is filed on Internal Revenue Service Form 5500, together with certified financial statements for any Plan (if any) as of the end of such year and actuarial statements on Schedule B to such Form 5500;

                          (F) Promptly and in any event within ten (10) Business Days after it knows or has reason to know of any event or condition that might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of the applicable Borrower describing such event or condition;

                          (G) Promptly and in no event more than ten (10) Business Days after receipt thereof by either Borrower or any ERISA Affiliate, a copy of each notice received by such Borrower or an ERISA Affiliate concerning the imposition of any withdrawal liability under section 4202 of ERISA; and

                          (H) Promptly after receipt thereof a copy of any notice either Borrower or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to any Plan or Multiemployer Plan; provided that this subparagraph (H) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service;

                 (x)      Borrowing Base, Commitment Status and Servicing
         Reports.

                          (A) On Monday of each week, and on such other days as the Agent may reasonably request, a Facility 1 Borrowing Base Certificate and a Facility 2 Tranche A Borrowing Base Certificate, in each case prepared by the Borrowers and dated as of the Friday preceding such Monday or as of such other day;

                          (B) As soon as available and in any event no later than five (5) days after the end of each month, and on such other days as the Agent may reasonably request, a Hedging Inventory Report, dated as of the last day of such month or as of such other day;

                          (C) As soon as available and in any event no later than forty-five (45) days after the end of each fiscal quarter, a Pledged Servicing Portfolio Report dated as of the last day of such quarter;

                          (D) As soon as available and in any event no later than fifteen (15) days after the end of each six-month period commencing with the six-month period ending December 31, 1996, a Pledged Servicing Valuation Report, dated as of the last day of each such six-month period; provided, that the Agent shall have the right to request additional

         Pledged Servicing Valuation Reports at such times as it deems necessary or desirable, which reports shall be prepared at the expense of the Lenders;

                          (E) On the first Business Day of each month, and on such other days as the Agent may reasonably request, a report, in form and substance reasonably satisfactory to the Agent, prepared by the Borrowers, on the aging of Mortgage Loans included in the Facility 1 Borrowing Base; and

                          (F) On the first Business Day of each month, and in connection with any Real Estate Closing, and on such other days as the Agent may reasonably request, a Facility 2 Tranche B Borrowing Base Certificate, dated as of the preceding Business Day.

                 (xi) Certificating Custodian. Promptly after a replacement of any Certificating Custodian, notice thereof together with copies of the Agency Custodial Agreements appointing a successor Certificating Custodian; and

                 (xii) Other Information. Promptly, such additional financial and other information, including financial statements of the Borrowers or any of its Subsidiaries or any Approved Investor (other than FNMA or FHLMC), and such information regarding the Collateral as any Lender, through the Agent, may from time to time reasonably request, including such information as is necessary for any Lender to grant participations of its interests in Loans hereunder or to enable another financial institution to become a signatory hereto.

         (b) Maintenance of Existence and Properties; Compliance with Laws; Maintenance of Agency Status. (i) Except as provided in Section 5.2(e), preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence and all rights, privileges, licenses, approvals, franchises, properties and assets material to the normal conduct of its business; comply, and cause each of its Subsidiaries to comply, in all material respects with all Contractual Obligations and Requirements of Law, except when the failure to maintain the existence of any such Subsidiary or to so comply would not have a Material Adverse Effect; and (ii) except as permitted under Section 5.2(m), preserve and maintain at all times its status as a FHLMC approved Seller/Servicer, a HUD Direct Endorsement Lender and a VA approved Lender in good standing and, with respect to FFCC, its status as a FNMA approved Seller/Servicer and as a GNMA approved Issuer/Servicer.

         (c) Inspection of Property; Books and Records; Discussions. (i) Keep, and cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and, (ii) permit representatives of the Agent and the Lenders (at no cost to such Borrower unless a Potential Default or an Event of Default has occurred and is continuing) to visit and inspect any of its properties and examine and make copies from any of its books and records during normal business hours, upon reasonable advance notice and as often as may reasonably be desired by the Agent, and to discuss the business, operations, properties and financial and other condition of such Borrower and its Subsidiaries with officers of such parties, and, with their independent certified public accountants (if a representative of FFCC or DMC shall have been given the right upon reasonable notice to be present by phone or in person), and with the consent of such Borrower, which consent shall not be unreasonably withheld, with employees of the Borrowers.

         (d) Insurance. Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances, including errors and omissions coverage and fidelity coverage in form and substance acceptable under Agency guidelines, and furnish the Agent on request evidence of all such insurance.

         (e) Payment of Taxes and Claims, Etc. Pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all genuine claims (including claims for labour, materials, supplies or services) that might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and such Borrower or such Subsidiary has maintained adequate reserves in accordance with GAAP with respect thereto or has posted a bond in respect thereof satisfactory to the Required Lenders.

         (f) GNMA Acknowledgment Agreement. Obtain, execute and deliver an Acknowledgment Agreement from GNMA relating to the acknowledgment of the Servicing Collateral Agent's security interest in the GNMA Servicing Portfolio, if and when requested by the Administrative Agent in its sole discretion.

         (g)     [Reserved]

         (h) Further Documents. Execute and deliver or to cause to be executed and delivered to the Agent or the Collateral Agents on behalf of the Lenders from time to time such confirmatory or supplementary security agreements, financing statements, reaffirmations and consents and such other documents, instruments or agreements as the Agent may reasonably request, that are in the Agent's reasonable judgment necessary or desirable to obtain for the Agent on behalf of the Lenders the benefit of the Loan Documents and the Collateral.

         (i) Recording. Cause each Power of Attorney to be "protocolized" under the laws of Puerto Rico and filed in the Registry of Powers of Attorneys and Wills, and file each Statement of Accounts Receivable in the applicable registry, and pay any and all fees and charges in connection therewith.

         (j) Recourse/Purchase Obligations. If (i) FFCC sells Mortgage-Backed Securities or Mortgage Loans and the terms of such sale obligate FFCC to repurchase (whether conditionally or unconditionally) such Mortgage-Backed Securities or Mortgage Loans or if FFCC has retained recourse obligations with respect thereto and (ii) the then aggregate amount of all such repurchase and recourse obligations of FFCC (in connection with the contemplated transaction and all previous transactions) exceeds $250,000,000, then FFCC shall give notice thereof to the Agent within five (5) Business Days of such sale. If FFCC shall have assumed recourse obligations with respect to Mortgage-Backed Securities or Mortgage Loans included in its Servicing Portfolio and the aggregate amount of such recourse obligations of FFCC with respect to Mortgage-Backed Securities or Mortgage Loans included in its Servicing Portfolio exceeds $250,000,000, then FFCC shall give notice thereof to the Agent within five (5) Business Days after such assumption. Notwithstanding the foregoing, FFCC shall obtain the prior written consent of the Agent acting at the direction of the Required Lenders before entering into any of the transactions described in the preceding two sentences if, in the reasonable judgment of the management of FFCC, such transaction (or the aggregate of such transaction with all previous transactions for which obligations still exist) could result in a decrease in FFCC's Book Net Worth by a Material Amount.

SECTION 5.2      NEGATIVE COVENANTS OF EACH BORROWER.

                 Each Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, such Borrower shall not, directly or indirectly:

         (a) Liens. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Lien upon the Collateral or the Servicing Portfolio now owned or hereafter acquired, except in favor of the Secured Parties under the Security Agreements, other than:

                 (i) Liens or charges for current taxes, assessments or other governmental charges that are not delinquent or which remain payable without penalty;

                 (ii) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds for the release of attachments or for stay of execution, or to secure the performance of bids and tenders or for purposes of like general nature in the ordinary course of business of such Borrower or such Subsidiary;

                 (iii) if (x) the Facility 2 Commitments have been terminated by the Borrowers, (y) all Facility 2 Loans and related Obligations have been repaid or paid, respectively, by the Borrowers, and (z) no Potential Default or Event of Default has occurred and is continuing, (A) during the thirty (30) (or if applicable, sixty (60) day) period described in the second proviso to Section 2.7(b), Liens on the Servicing Portfolio other than a portion of the Servicing Portfolio comprised of Mortgage Loans having an aggregate outstanding principal balance of not less than $500,000,000, and (B) thereafter, if the Borrowers and the Lenders have agreed upon the terms and conditions upon which this Agreement and the Facility 1 Commitments shall remain in effect (as contemplated in Section 2.7(b)), Liens on that portion of the Servicing Portfolio not pledged to the Secured Parties;

                 (iv) the interests of FNMA and FHLMC with respect to the servicing rights relating to the underlying Mortgage Loans in the Pledged Servicing Portfolio as set forth in acknowledgment agreements with such Agencies and the interests of GNMA as set forth in the GNMA Guide; and

                 (v) involuntary Liens relating to liabilities not in excess of $100,000 in the aggregate for each Borrower; provided that such Borrower or such Subsidiary is making a diligent effort to remove such Liens as soon as practicable.

         (b) Change of Business. Except as permitted under Section 5.2(e), engage in any type of business that is unrelated to the mortgage banking and lending business and the servicing of mortgage loans or permit any of FFCC s Subsidiaries to engage in any type of business other than financial services (including, without limitation, any activity permitted for bank savings associations or savings and loan or bank holding companies);

         (c) Acquisitions. Except as permitted under Section 5.2(e), purchase or acquire, or permit any of its Subsidiaries to purchase or acquire, or incur liability for the purchase or acquisition of, or permit any of its Subsidiaries or to incur liability for the purchase or acquisition of, any or all of the assets or business of any Person (whether such purchase or acquisition shall be by means of merger, stock purchase, asset purchase or otherwise) other than (i) purchases and acquisitions in the ordinary course of business as currently conducted and (ii) other purchases and acquisitions relating to the mortgage banking and lending business and the servicing of mortgage loans or other financial services (including, without limitation, any activity permitted for bank savings associations or savings and loan or bank holding companies).

         (d) Transactions with Affiliates. Enter into, or permit any of its Subsidiaries directly or indirectly to enter into, any transaction (including the purchase, sale, lease or exchange of any property, the making or borrowing of any loan or the rendering of any service) with any Affiliate on terms that are less favorable to such Borrower or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates other than the existing Master Production Agreement and the Master Purchase, Servicing and Collection Agreement dated as of September 15, 1993 with Doral Federal Savings as in effect on such date.

         (e) Consolidation, Merger, Sale of Assets, Etc. (i) Enter into any merger, consolidation or amalgamation, including any such transaction with a regulated banking entity, or (ii) liquidate, wind-up or dissolve itself (or suffer or permit any of the foregoing to occur) or (iii) sell, lease, assign, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, assign, transfer or otherwise dispose of, more than twenty-five percent (25%) of its assets based on the book value of all such assets as set forth in the last audited financial statement of such Borrower whether now owned or hereafter acquired, except that the following shall be permitted so long as no Potential Default or an Event of Default has occurred and is continuing or would result therefrom:

                          (A) the Borrowers may merge or consolidate with another Person where FFCC is the surviving entity;

                          (B) the Borrowers may sell assets in the ordinary course of business at fair market value (it being expressly agreed and understood that the sale or other disposition of Mortgage-Backed Securities and of Mortgage Loans with or without servicing released is in the ordinary course of business and that the Borrowers may sell all or a portion of its servicing rights to the extent and in the manner permitted by Sections 5.2(d) and (h) hereof and by the Servicing Security Agreement. Notwithstanding the foregoing, DMC may be merged into, become consolidated with or become a Subsidiary of any Person that is a regulated banking entity so long as (x) FFCC (I) becomes the sole borrower under the Loan Documents and affirms the same pursuant to documentation reasonably satisfactory to Lenders and Agent and (II) satisfies all the representations, warranties and covenants hereunder, including the financial covenants, without DMC being included in its consolidated and consolidating financial statements; (y) no Potential Default or Event of Default exists at the time of such event and after giving effect thereto; and (z) such event does not have a Material Adverse Effect; provided that clause (x) above shall not apply to any transaction permitted by Section 5.2 (e)
         (D);

                          (C) the Borrowers may sell all of the outstanding stock or assets of Centro Hipotecario de Puerto Rico, Inc.; and

                          (D) FFCC may become a bank holding company through the conversion of Doral Federal Savings Bank into a commercial bank.

         (f) VA Guaranties and FHA Insurance. Commit any act that would invalidate any VA guarantee or FHA insurance relating to any Mortgage Loan pledged to the Secured Parties as Collateral under the Warehousing Security Agreement if, after giving effect to such action, the then aggregate outstanding principal amount of the Facility 1 Loans and Swing-Line Loans and Facility 1 Acceptance Obligations would be less than the Collateral Value of the Facility 1 Borrowing Base.

         (g) ERISA. Take, or permit any of its Subsidiaries to take, any of the following actions:

                 (i) Terminate or withdraw from any Plan so as to result in any material liability to the PBGC;

                 (ii) Engage in or permit any Person to engage in any Prohibited Transaction involving any Plan that would subject such Borrower or any of its Subsidiaries to any material tax, penalty or other liability;

                 (iii) Incur or suffer to exist any material Accumulated Funding Deficiency, whether or not waived, involving any Plan;

                 (iv) Allow or suffer to exist any event or condition that presents a risk of incurring a material liability to the PBGC;

                 (v) Amend any Plan so as to require the posting of security under section 401(a)(29) of the Code; or

                 (vi) Fail to make payments required under section 412(m) of the Code and section 302(e) of ERISA that would subject such Borrower or any of its Subsidiaries to any material tax, penalty or other liability.

         (h)     Transfer to Affiliates.  Subject to the proviso in subsection
(e) above, sell, assign or otherwise transfer any of its assets to any Affiliate of a Borrower without the prior written consent of the Required Lenders, or permit any of its Subsidiaries to sell, assign or otherwise transfer any of their respective assets, to any Affiliate of a Borrower without the prior written consent of the Required Lenders other than inter- company dividends to Borrowers or Borrowers Subsidiaries; provided that
(I) any Subsidiary of a Borrower may, subject to subsection (e) above, sell, assign or otherwise transfer any of their respective assets to such Borrower,
(II) DMC may, subject to subsection (e) above, sell, assign or otherwise transfer its assets to FFCC and (III) FFCC may make capital investments in its Subsidiaries.

         (i) Subsidiaries. Form or cause to be formed after the date hereof any Subsidiaries of the Borrowers without prior notice to the Agent.

         (j) Margin Regulations. Use any or all of the proceeds of any Loan or any Acceptance (i) to purchase or carry Margin Stock or extend credit to others for the purpose of purchasing or carrying Margin Stock or (ii) in any manner that will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board.

         (k) Funding Agreement. At any time after the execution and delivery of the Funding Agreement by the parties thereto, fail to comply with any or all of its obligations under the Funding Agreement or amend, modify, supplement, terminate or assign the Funding Agreement.

         (l) Hedging Policy. Fail to comply in all material respects with the Hedging Policy or change the Hedging Policy in any material way, or terminate the Hedging Policy without prior notice to the Agent.

         (m) Agency Approvals. Fail to maintain the Agency approvals described in Section 4.12 as a result of a change in business plan of the Borrower without the prior consent of the Agent and Lenders thereto, which consent shall not be unreasonably withheld as long as no Material Adverse Effect would result therefrom.

         (n) Custody Account. Take any action that would cause the custodial account maintained with the Warehousing Collateral Agent into which Book-Entry MBS's relating to Mortgage Loans included in the Facility 1 Borrowing Base shall be issued to cease to be in effect.

         (o) Negative Pledges. Unless (i) the Facility 2 Commitments have been terminated by the Borrowers, (ii) all Facility 2 Loans and related Obligations have been repaid or paid, respectively, by the Borrowers, (iii) no Potential Default or Event of Default has occurred and is continuing, and (iv) the Borrowers and the Lenders have agreed upon the terms and conditions upon which this Agreement and the Facility 1 Commitments shall remain in effect (as contemplated in Section 2.7(b)), agree with any Person or Persons (other than with the Lenders pursuant to this Agreement) not to create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Lien upon the Servicing Portfolio or any rights relating thereto, including, without limitation, any rights to receive payments in connection with the Servicing Portfolio (including, without limitation, any reimbursement of principal and interest advances, taxes and insurance advances and any other servicing advances).

SECTION 5.3      ADDITIONAL NEGATIVE COVENANTS.

                 Each Borrower hereby covenants and agrees that, as long as any Obligations remain unpaid or any Lender has any Commitment hereunder, such Borrower shall not at any time, directly or indirectly:

         (a) Total Liabilities. Permit FFCC on a consolidated basis (excluding any Subsidiaries that are not primarily engaged primarily in the business of mortgage banking as reasonably determined by the Agent) to incur Total Liabilities in excess of the sum of (i) one-hundred percent (100%) of "Cash" or "cash equivalents"; (ii) ninety-five percent (95%) of the sum of (A) "Mortgage Loans held for sale" and (B) "Mortgage-backed securities held for trading"; (iii) ninety percent (90%) of "Accrued interest receivable"; (iv) eighty percent (80%) of the sum of (A) Mortgage-backed securities held to maturity", and (B) "Accounts receivable and mortgage servicing advances"; (v) eighty percent (80%) of "prepaid and other assets" (excluding investment in Subsidiaries); (vi) fifty percent (50%) of the sum of (A) "Property, leasehold improvements and equipment" and (B) "Real estate held for sale"; and (vii) 0.95% of the principal amount of Mortgage Loans owned by Persons not affiliated with FFCC or DMC or any of their Affiliates (unless covered by a Permitted Affiliate Servicing Agreement) for which FFCC or DMC owns the direct servicing rights. All quoted terms used in the preceding sentence shall have the same meanings, and shall continue to be calculated and classified in the same manner, as the terms used in the balance sheet of FFCC and its consolidated Subsidiaries referred to in Section 4.4(a).

         (b) Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth at any time to be less than the greater of (such greater number, the "Minimum ATNW") (i) Prior Year Minimum ATNW and (ii) eighty-five percent (85%) of Adjusted Tangible Net Worth as of the end of the immediately preceding fiscal year. As used herein "Prior Year Minimum ATNW" shall mean Minimum ATNW as of the end of the penultimate preceding fiscal year. For example, for fiscal year 1996, Prior Year Minimum ATNW is determined as of the end of fiscal year 1994. The parties acknowledge that Minimum ATNW determined as of the end of fiscal year 1994 is $87,700,000 and that 85% of Adjusted Tangible Net Worth as of the end of fiscal year 1995 is $97,680,619. Accordingly, Minimum ATNW at any time during fiscal year 1996 is $97,680,619.

         (c) Book Net Worth. Permit Book Net Worth at any time to be less than the greater of (such greater number, the "Minimum BNW") (i) Prior Year Minimum BNW and (ii) eighty-five percent (85%) of the Book Net Worth as of the end of the immediately preceding fiscal year. As used herein "Prior Year Minimum BNW" shall mean Minimum BNW as of the end of the penultimate preceding fiscal year. For example, for fiscal year 1996, Prior Year Minimum BNW is determined as of the end of fiscal year 1994. The parties acknowledge that Minimum BNW determined as of the end of fiscal year 1994 is $84,100,000 and that 85% of Book Net Worth as of the end of fiscal year 1995 is $95,711,904. Accordingly, Minimum BNW at any time during fiscal year 1996 is $95,711,904.

         (d)     [Reserved]

         (e) Servicing Portfolio. Permit FFCC on a consolidated basis (excluding any Subsidiaries that are not primarily engaged in the business of mortgage banking as reasonably determined by the Agent) to maintain a Servicing Portfolio of mortgage loans with an aggregate outstanding principal balance of less than $1,800,000,000 or such lesser amount as shall be agreed by the Lenders in their sole discretion.

         (f) Pledged Servicing Portfolio. Permit (i) FFCC and DMC to maintain mortgage loans in that portion of the Pledged Servicing Portfolio consisting of the FNMA/FHLMC Servicing Portfolio and the GNMA Servicing Portfolio to have an aggregate outstanding principal balance of less than $1,000,000,000, or (ii) the Collateral Value of the Pledged Servicing Portfolio to be less than $10,000,000.


                                   ARTICLE 6
                               EVENTS OF DEFAULT


SECTION 6.1      EVENTS OF DEFAULT.

                 If one or more of the following events (each an "Event of Default") shall have occurred and be continuing:

         (a) Payments. (i) The Borrowers shall fail to pay when due (whether at scheduled maturity, upon mandatory repayment or otherwise) any principal of any Note or any Acceptance Obligation including any interest or fee due with respect to any Acceptance Obligation; or (ii) the Borrowers shall fail to pay within three (3) Business Days after the due date thereof any interest on any Note or any other Obligation, or otherwise;

         (b) Covenants Without Notice. The Borrowers shall fail to observe or perform any covenant or agreement contained in Sections 5.1(b)(i), 5.1(f),
5.2 and 5.3 or if a default beyond applicable grace and cure periods shall occur under the Funding Agreements; provided that any violation of Section 5.2(a) that is attributable to the existence of an involuntary Lien on the Collateral (other than an involuntary Lien expressly permitted by Section 5.2(a)) shall not constitute an Event of Default until thirty (30) days after the imposition thereof if at all times during such thirty (30) day period the Borrowers are making a diligent effort by appropriate means to remove such
Lien);

         (c) Covenants With Seven Business Day Grace Period. The Borrowers shall fail to observe or perform any covenant or agreement contained in Sections 5.1(a), 5.1(b)(ii) and 5.1(c)(ii), and such failure shall remain unremedied for seven (7) Business Days after oral notice thereof to an Authorized Officer (which shall be confirmed in writing (which may be by facsimile) before the end of such seven (7) Business Day period);

         (d) Covenants With Thirty Day Grace Period. The Borrowers shall fail to observe or perform any covenant or agreement contained in any Loan Document, other than those referred to in Sections 6.1(a), (b) or (c), and, if capable of being remedied, such failure shall remain unremedied for thirty (30) days after the earlier of (i) either Borrower's obtaining knowledge thereof or
(ii) notice thereof shall have been given to an Authorized Officer by any Lender or the Agent before the end of such thirty (30) day period); provided that if such failure is capable of being remedied but only in a period of more than thirty (30) days, then such failure shall not constitute an Event of Default until sixty (60) days after the earlier of the above dates if each Borrower is making a diligent effort by appropriate means to observe or perform such covenant and there is otherwise no Material Adverse Effect as a result of such delay;

         (e) Representations. Any representation, warranty or statement made or deemed to be made by either Borrower or any of their respective officers under or in connection with any Loan Document shall have been inaccurate, incomplete or incorrect in any respect when made or deemed to be made and such inaccuracy, incompleteness or incorrectness could have a Material Adverse Effect;

         (f) Non-Payment of Other Indebtedness. Either Borrower shall fail to make any payment of principal of or interest on any of its Indebtedness (other than the Obligations) exceeding the Material Amount in the aggregate when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period;

         (g) Defaults Under Other Agreements. Either Borrower shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any of its Indebtedness (other than the Obligations) in excess of the Material Amount in the aggregate within any applicable grace period, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;

         (h) Bankruptcy. Either Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or any involuntary case is commenced against either Borrower and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of either Borrower; or either Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law or there is commenced against either Borrower any such proceeding that remains undismissed for a period of sixty (60) days; or either Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or either Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or either Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or either Borrower shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by either Borrower for the purpose of effecting any of the foregoing;

         (i) Money Judgment. A judgment or order for the payment of money in excess of the Material Amount shall be rendered against either Borrower and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

         (j) ERISA. (i) Any Reportable Event or a Prohibited Transaction shall occur with respect to any Plan; (ii) a notice of intent to terminate a Plan under section 4041 of ERISA shall be filed; (iii) a notice shall be received by the plan administrator of a Plan that the PBGC has instituted proceedings to terminate a Plan or appoint a trustee to administer a Plan; (iv) any other event or condition shall exist that might, in the opinion of the Required Lenders, constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (v) the Borrowers or any ERISA Affiliate shall withdraw from a Multiemployer Plan under circumstances that the Required Lenders determine could have a material adverse effect on the financial condition of either Borrower; and in case of the occurrence of any event or condition described in clauses (i) through (v) above, such event or condition together with all other such events or conditions, if any, could subject either Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of either Borrower;

         (k) Loan Documents. Any of the Loan Documents shall cease for any reason to be in full force and effect, a breach by the Borrowers under any of the Acknowledgement Agreements shall occur, or any action shall be taken by any Person to terminate, revoke or discontinue, or to assert the invalidity or unenforceability of, any of the Loan Documents; or

         (l) Security Interests. The Secured Parties shall cease for any reason (other than pursuant to the terms of the respective Security Agreements) to have valid, security interests in the Collateral (with such priority as set forth in the Loan Documents) or perfected security interests in the collateral specifically described in Section 4.11(b), or any Person shall take any action to discontinue or to assert the invalidity or unenforceability of such security interests;

THEN, the Agent shall notify the Lenders of such Event of Default and may, and upon the written request of the Required Lenders, shall, by written notice to the Borrower, take any or all of the following actions: (A) declare the Commitments terminated, whereupon the Commitment of each Lender shall terminate immediately without any other notice of any kind; and (B) declare the principal of and any accrued interest on the Loans, and all other Obligations (including the Acceptance Obligations, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; provided that, if an Event of Default specified in Section 6.1(h) shall occur, the Commitments shall terminate and all Obligations shall become immediately due and payable automatically without the giving of any such notice and without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

                                   ARTICLE 7
                                   THE AGENT

SECTION 7.1      APPOINTMENT OF AGENT.

                 Each Lender hereby designates Bankers Trust Company as Agent to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder or thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder or thereunder by or through its agents or employees.

SECTION 7.2      NATURE OF DUTIES OF AGENT.

                 The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted hereunder or thereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.

SECTION 7.3      LACK OF RELIANCE ON AGENT.

         (a) Independently and without reliance upon the Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make
(i) its own independent investigation of the financial condition and affairs of each Borrower and its Affiliates in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of each Borrower and its Affiliates, and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

         (b) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection with this Agreement or any other Loan Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement or any other Loan Document or for the sufficiency of the Collateral or the validity, perfection or priority of any security interest in the Collateral or the financial condition of each Borrower or its Affiliates or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan

Document, or the financial condition of each Borrower or its Affiliates, or the existence or possible existence of any Potential Default or Event of Default.

SECTION 7.4      CERTAIN RIGHTS OF AGENT.

                 If the Agent shall request instructions from the Required Lenders, the Required Facility 1 Lenders or the Required Facility 2 Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any other Loan Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders, the Required Facility 1 Lenders or the Required Facility 2 Lenders, as the case may be; and the Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders, the Required Facility 1 Lenders or the Required Facility 2 Lenders, as the context may require. The provisions of this Section
7.4 are not intended to supersede the provisions of Section 8.2 that require all of the Lenders to approve certain actions under the Loan Documents.

SECTION 7.5      RELIANCE BY AGENT.

                 The Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agent may consult with legal counsel (including with the consent of FFCC, which consent shall not be unreasonably withheld, counsel for FFCC or DMC), independent public accountants (including those retained by FFCC or DMC if a representative of FFCC or DMC, as applicable, shall have been given the right upon reasonable notice to be present by phone or in person during such consultation) and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

SECTION 7.6      INDEMNIFICATION OF AGENT.

                 To the extent the Agent is not reimbursed and indemnified by FFCC or DMC, each Lender will reimburse and indemnify the Agent, in proportion to its respective Commitments (before giving effect to any termination of the Commitments pursuant to the terms of this Agreement) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder and under the other Loan Documents, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

SECTION 7.7      AGENT IN ITS INDIVIDUAL CAPACITY.

                 With respect to its obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, the Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "Required Facility 1 Lenders," "Required Facility 2 Lenders", "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with each Borrower or any Affiliate of the Borrowers as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrowers and any Affiliates of the Borrowers for services in connection with this Agreement and the other Loan Documents and otherwise without having to account for the same to the Lenders.

SECTION 7.8      HOLDERS OF NOTES.

                 The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or notes issued in exchange therefor.

SECTION 7.9      SUCCESSOR AGENT.

         (a) The Agent may resign as Agent hereunder at any time by giving written notice thereof to the Lenders and the Borrowers if (i) it believes that its duties hereunder present an actual or potential conflict of interest with any other business of the Agent or (ii) it determines at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by the Agent with any request or directive (whether or not having the force of law) of any such Authority, shall make it unlawful or improper for the Agent to continue as Agent hereunder. Upon any such resignation or any removal of the Agent pursuant to Section 7.9(b), the Required Lenders shall have the right, upon five (5) days notice to the Borrowers, to appoint a successor Agent, which shall be a Lender. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then, upon five (5) days notice to the Borrowers, the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $250,000,000.

         (b) The Agent may be removed by the unanimous vote of all the Lenders hereunder (not including the vote of the Agent if the Agent is also a Lender hereunder) if (i) the Agent has engaged in willful misconduct with respect to its obligations and duties hereunder and (ii) has failed to cure such willful misconduct after sixty (60) days notice by the Lenders to the Agent of such willful misconduct.

         (c) Any resignation or removal of the Agent hereunder shall be effective only upon the acceptance of any appointment as Agent hereunder by a successor Agent. Upon such acceptance, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                   ARTICLE 8
                            MISCELLANEOUS PROVISIONS

SECTION 8.1      NOTICES.

         (a) Except as otherwise expressly set forth herein, all notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on Exhibit M hereto or such other address or telecopy number as such party may hereafter specify by notice to the Agent and the Borrowers. Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the receipt thereof is confirmed by the recipient or (b) if sent by overnight courier (with all charges paid) providing for confirmation of delivery, then upon confirmation of delivery by such courier; provided that notices to the Agent pursuant to
Article II shall not be effective until received.

         (b) Any notice required to be given to one or more Borrowers hereunder or under any other Loan Document shall be effective if delivered to FFCC, it being the intent that notice to FFCC is effective notice to DMC. In connection therewith, DMC hereby irrevocably appoints FFCC as its agent to receive any and all notices hereunder or under any other Loan Document and such appointment is coupled with an interest. In addition to the foregoing, the Agent and the Lenders shall be entitled to, but shall not be required to, rely on notice from either Borrower as constituting notice from both Borrowers.

SECTION 8.2      AMENDMENTS, ETC.

                 No amendment or waiver of any provision of any Loan Document, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrowers and the Required Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that (a) notwithstanding anything else contained herein, no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (i) waive or change Section 5.2(e) or any of the conditions specified in Article III, (ii) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (iii) reduce the principal of, or interest on, the Notes or the amount of the Acceptance Obligations or reduce any fees payable to the Lenders hereunder, (iv) postpone any date fixed for any payment in respect of principal of, or interest on, the Notes or payment of any Acceptance Obligations, or the payment of any fees payable hereunder, or waive any Event of Default under Section 6.1(a), (v) change the percentage of the Commitments, the definitions of "Required Lenders," "Collateral Value of the Facility 1 Borrowing Base," "Collateral Value of the Facility 2 Tranche A Borrowing Base," "Collateral Value of the Facility 2 Tranche B Borrowing Base," "Collateral Value of the Pledged Servicing Portfolio", "Eligible Conforming Mortgage Loan," "Eligible Mortgage-Backed Security," "Eligible Mortgage Loan," "Eligible Non-Conforming Mortgage Loan," "Eligible REO Property" or "Eligible Servicing Receivable" (or any definitions contained in such definitions), or the number or identity of Lenders that is required for any or all of the Lenders to take any action hereunder, (vi) release the Lien of the Secured Parties on any of the Collateral, except as provided in the Security Agreements or (vii) amend this Section 8.2 or Section 8.6; (b) no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document; and (c) no amendment, waiver or consent shall, unless in writing and signed by Bankers Trust, amend, waive or modify Section 2.1(e) or Section 2.4(c), (d) or (e) or otherwise affect the rights or obligations of Bankers Trust with respect to Swing-Line Loans and Acceptances.

SECTION 8.3      NO WAIVER; REMEDIES CUMULATIVE.

                 No failure or delay on the part of the Agent or any Lender in exercising any right or remedy hereunder or under any other Loan Document and no course of dealing between the Borrowers, on the one hand, and the Agent or any Lender, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies expressly provided herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies that the Agent or any Lender would otherwise have. No notice to or demand on the Borrowers not required hereunder or under the other Loan Documents in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or any Lender to any other or further action in any circumstances without notice or demand.

SECTION 8.4      PAYMENT OF EXPENSES, ETC.

                 The Borrowers shall:

         (a)     (i)      pay all reasonable out-of-pocket costs and expenses
of the outside legal counsel of the Agent in connection with the preparation, execution and delivery of, this Agreement and the other Loan Documents, or any amendment, modification or supplement hereof or thereof, including the documentation required pursuant to Section 3.1(c) and the closings contemplated thereunder, and (ii) pay all reasonable out-of-pocket costs and expenses of the Agent and each Lender in the preservation of rights under, enforcement of, and, after the occurrence of a Potential Default or an Event of Default, the refinancing, the renegotiating or the restructuring of, this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein including in connection with any bankruptcy, insolvency, liquidation, reorganization or similar proceeding and any amendment, waiver or consent relating hereto and thereto (including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) for the Agent and, in the case of enforcement, for each of the Lenders);

         (b) pay and hold the Agent and each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and

         (c) indemnify the Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all out-of-pocket costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use by the Borrowers of the proceeds of any of the Loans or the Borrowers entering into and performing of the Loan Documents to which they are a party, or arising out of the creation Acceptances or the Acceptance Obligations including the reasonable fees and disbursements of counsel (including allocated costs of internal counsel) incurred in connection with any such investigation, litigation or other proceeding; provided that neither the Agent nor any Lender shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct. If and to the extent that the obligations of the Borrowers under this Section 8.4 are unenforceable for any reason, the Borrowers hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

SECTION 8.5      RIGHT OF SETOFF.

                 Subject to Section 2.16, in addition to and not in limitation of all rights of offset that any Lender may have under applicable law, for so long as any Event of Default has occurred and is continuing and whether or not any Lender has made any demand or the Obligations have matured, such Lender shall have the right to appropriate and apply to the payment of the Obligations all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing to the Borrowers by, such Lender, whether or not related to any Loan Document or any transaction hereunder.

SECTION 8.6      BENEFIT OF AGREEMENT.

         (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that neither of the Borrowers may assign or transfer any of its interest or delegate any of its obligations under the Loan Documents without the prior written consent of the Lenders and any such assignment or transfer without the prior written consent of the Lenders shall be null and void.

         (b) Subject to the provisions of Section 2.13(c), any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

         (c) Subject to the limitations set forth below, no Lender may assign its rights or delegate its obligations under this Agreement and the other Loan Documents to any other financial institution without the prior consent of the Agent and the Borrowers (such consent not to be unreasonably withheld) and provided that (i) no Lender may make an assignment hereunder to a Person (other than an Affiliate of such Lender or an existing Lender) that is not a financial institution; and (ii) an assignment fee in the amount of $2,500 for each assignment hereunder shall be payable to the Agent by the applicable assignee. Any assignment or delegation specifically prohibited by the preceding sentence shall be null and void. Notwithstanding the foregoing, any Lender may assign its rights and delegate its obligations under this Agreement and the other Loan Documents to any Affiliate of such Lender without notice to or consent by the Borrowers, the Agent, or any other Person, provided the fee set forth in the proviso to the immediately preceding sentence shall be paid. In the case of an assignment by a Lender, upon notice thereof by such Lender to the Borrowers and the Agent, the assignee shall have, to the extent of such assignment (unless otherwise provided thereby), the same rights and benefits as it would have if it were a Lender under the Loan Documents and the holder of a Note and, if the assignee has expressly assumed, for the benefit of the Borrowers, the assignor Lender's obligations hereunder, such assignor Lender shall be relieved of its obligations hereunder to the extent of such assignment and assumption.

         (d) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder pursuant to this Section to another financial institution, provided that (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a Lender hereunder and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of any of the Loans or the Commitment in which such participant is participating, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or Fees applicable to any of the Loans, Commitments or Acceptances or postpone the payment of any thereof or (z) release any collateral under the Security Agreements. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Sections 2.13, 2.14 and 2.15 on the same basis as if it were a Lender.

         (e) Any Lender may furnish any information concerning the Borrowers and its Affiliates in the possession of such Lender from time to time to Affiliates, participants and assignees, and prospective participants and assignees, of such Lender. No Lender or its Affiliates may furnish such information to any prospective assignee or participant without the prior written consent of FFCC, which consent will not be unreasonably withheld. Any prospective assignee or participant shall be required to execute a confidentiality agreement in the form of Exhibit Q before receiving any such information.

         (f) Any Lender may at any time pledge all or any portion of its rights under the Loan Documents to a Federal Reserve Bank without notice to or consent of either Borrower, the Agent or any other Lender. No such pledge shall release the transferor Lender from its obligations hereunder.

SECTION 8.7      GOVERNING LAW; SUBMISSION TO JURISDICTION.

         (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO WHICH EITHER BORROWER IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY, AND, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

         (c) EACH OF THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH SUCH BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. IN ADDITION, EACH BORROWER HEREBY IRREVOCABLY APPOINTS CT CORPORATION, 1633 BROADWAY, NEW YORK, NEW YORK 10019 (THE "PROCESS AGENT") TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS IN ANY PROCEEDINGS OR ACTIONS IN NEW YORK.
IF FOR ANY REASON THE PROCESS AGENT IS UNABLE TO ACT AS SUCH, EACH BORROWER WILL PROMPTLY NOTIFY THE AGENT AND WITHIN THIRTY (30) DAYS APPOINT A SUBSTITUTE PROCESS AGENT ACCEPTABLE TO THE AGENT.

         (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EITHER BORROWER IN ANY OTHER JURISDICTION.

         (e) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 8.7, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY.

SECTION 8.8      COUNTERPARTS.

                 This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 8.9      HEADINGS DESCRIPTIVE.

                 The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

SECTION 8.10     SURVIVAL OF REPRESENTATIONS AND INDEMNITIES.

                 All covenants, agreements, representations and warranties made herein and in any certificate delivered pursuant hereto shall survive the making by the Lenders of the Loans and the execution and delivery to the Agent for the account of the Lenders of the Notes regardless of any investigation made by the Agent or the Lenders and of the Agent's and the Lender's access to any information and shall continue in full force and effect so long as any Obligation is outstanding and unpaid. The Borrowers obligations under Sections 2.13, 2.14, 2.15 and 8.4 and under any other indemnification provisions of this Agreement and each Lender's obligations under Sections 7.6 and 8.12 and under any other indemnification provisions of this Agreement shall survive the termination of this Agreement for any reason whatsoever and payment of the Notes.

SECTION 8.11     SEVERABILITY.

                 In case any one or more of the provisions contained in this Agreement or the Notes should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions shall not be affected or impaired in any other jurisdiction, nor shall the remaining provisions contained herein and therein in any way be affected or impaired thereby.

SECTION 8.12     INDEMNIFICATION OF COLLATERAL AGENTS.

                 To the extent that any Collateral Agent is not reimbursed and indemnified by the Borrowers pursuant to the applicable Security Agreement, each Lender will reimburse and indemnify such Collateral Agent, in proportion to its respective Commitments (before giving effect to any termination of the Commitments pursuant to the terms of this Agreement), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys fees and disbursements) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against such Collateral Agent in performing its duties under the Loan Documents, in any way relating to or arising out of the Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Collateral Agent's gross negligence or willful misconduct. The Collateral Agents shall be entitled to rely on the provisions of this Section 8.12 as if they were parties to this Agreement.

SECTION 8.13     JOINT AND SEVERAL NATURE OF THE OBLIGATIONS.

                 The Borrowers agree that any and all of the Obligations of the Borrowers hereunder and under each other Loan Document shall be the joint and several obligation of each of them notwithstanding any absence herein or therein of a reference such as "jointly and severally" with respect to any such obligation.

SECTION 8.14     CERTAIN WAIVERS.

                 Each of the Borrowers agrees that its joint and several liability under this Agreement and each of the other Loan Documents shall be absolute, unconditional and irrevocable irrespective of:

         (a) any lack of validity, legality or enforceability of the Obligations of the other Borrower or any other Person under this Agreement or any other Loan Document;

         (b)     the failure of any Lender:

                 (i) to assert any claim or demand or to enforce any right or remedy against the other Borrower or any other Person (including any guarantor) under the provisions of this Agreement or any other Loan Document or otherwise, or

                 (ii) to exercise any right or remedy against any guarantor of, or Collateral securing, any Obligations;

         (c) any change in the time, manner or place or payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any Obligation with respect to the other Borrower or any other Person;

         (d) any reduction, limitation, impairment or termination of any of the Obligations of the other Borrower or any other Person for any reason, including any claim of waiver, release, surrender, alteration or compromise, and the liability of each of the Borrowers shall not be subject to (and each of them hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non- genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any of the Obligations of the other Borrower or any other Person;

         (e) any rescission, waiver, amendment or other modification of, or any consent to departure from, any of the Obligations of the other Borrower or any other Person under the terms of this Agreement or any other Loan Document;

         (f) any exchange, release or non-perfection of any Collateral, or any release, amendment or waiver of, or consent to departure from, any guaranty or other agreement from the other Borrower or any other Person, securing any of the Obligations; or

         (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the other Borrower or any surety or any guarantor. Each of the Borrowers waives any right to require that any resort be made by the Lender to any of the Collateral.

SECTION 8.15     SUBROGATION, ETC.

                 At any time that a payment is made by either Borrower with respect to the Obligations, such Borrower shall have a right of contribution against the other Borrower in the maximum amount permitted by applicable law, which right of contribution shall be subject to adjustment at the time of any subsequent payment with respect to the Obligations; provided, that the maximum aggregate liability of either Borrower with respect to such contribution rights of the other Borrower shall not exceed the maximum amount of liability that such first Borrower can incur without rendering such contribution rights void or voidable under applicable law relating to fraudulent conveyance or fraudulent transfers, and not for any greater amount, and provided further, that neither Borrower will exercise any such contribution rights or any other rights which it may acquire by reason of any payment made hereunder, whether by way of rights of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Obligations and the termination of all Commitments. Any amount paid to either Borrower on account of any payment made hereunder prior to the payment in full of all Obligations other than intercompany payments or reimbursements made in the ordinary course of the businesses of each Borrower shall be held in trust for the benefit of the Agent and the Lenders and shall immediately be paid to the Agent and credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. In furtherance of the foregoing, for so long as any Obligation or any Commitment remains outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against the other Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to the Agent and the Lenders.

SECTION 8.16     [RESERVED]

SECTION 8.17     CONFIDENTIALITY.

                 Each Lender agrees not to disclose, without the prior written consent of the Borrowers, any of the financial information or other information of the Borrowers or any Affiliate of any of the Borrowers, designated in writing by either Borrower as "confidential" and obtained under or in connection with this Agreement or any of the other Loan Documents. Notwithstanding the foregoing, each Lender may disclose such information: (a) as is permitted under Section 8.6; (b) as is required by law or by subpoena or similar court order, or by any governmental, regulatory or supervisory authority or official or as otherwise required to be provided by the Lender in the ordinary course of its business; (c) to counsel to such Lender in connection with the transactions contemplated by this Agreement and the other Loan Documents; (d) to independent auditors and other advisers retained by such Lender; and (e) to the Agent or the Collateral Agents as contemplated by this Agreement and the other Loan Documents. In addition, unless specifically prohibited by applicable law or court order, each Lender shall, to the extent practical, notify the Borrowers of any subpoena or similar court order or of any request by any governmental, regulatory or supervising authority or official (other than any such request in connection with an examination of the financial condition of such Lender by such authority) for disclosure of any such information prior to disclosure of such information so that the Borrowers may seek an appropriate protective order. Notwithstanding the foregoing, the Lenders shall have no obligation to keep any such information confidential if such information (i) becomes generally available to the public other than as a result of the disclosure by any Lender in violation of this Section 8.17, (ii) is available to any Lender on a non-confidential basis prior to its disclosure to such Lender by the Borrower or, if applicable, by the Lender from whom such Lender has purchased its participation or assignment, or (iii) becomes available to any Lender on a non-confidential basis from a source other than the Borrower or, if applicable, the Lender from whom such Lender has purchased its participation or assignment; and any Lender may disclose any such information in connection with any litigation to which such Lender is party relating to this Agreement or any of the other Loan Documents.

SECTION 8.18     EFFECTIVENESS.

                 This Agreement shall become effective as of the date (the "Amendment Effective Date"), on which each of the following conditions have been satisfied to the satisfaction of the Agent:

         (a) The Borrowers shall have delivered to the Agent, in form and substance and in quantities reasonably satisfactory to the Agent and its counsel, each of the following:

                 (i) this Agreement and the other Loan Documents, duly executed and delivered by the parties hereto;

                 (ii) a certified copy of resolutions of the Board of Directors of each of the Borrowers approving the execution, delivery and performance of all documents required to be delivered by such parties hereunder and the transactions contemplated therein;

                 (iii) an opinion of Puerto Rico counsel for the Borrowers in form and substance satisfactory to Agent and covering such matters as the Agent may reasonably request, dated the Amendment Effective Date; and

                 (iv) such other documents, instruments and agreements, duly executed, deemed necessary or appropriate by the Agent.

         (b) The Senior Notes shall have been issued and a portion of the net proceeds received from the sale of the Senior Notes shall have been used to repay in full all outstanding "Facility 3 Loans" (as defined in the Original Credit Agreement) and the Borrowers shall have paid all Fees and other Obligations required to have been paid under the Original Credit Agreement, this Agreement and the other Loan Documents prior to or on the Amendment Effective Date.

         (c) All Loans and other Obligations (as such terms are defined in the Original Credit Agreement) owing to Bank One, Texas N.A. under the Original Credit Agreement shall have been repaid or paid, respectively, in full.

         (d) All conditions precedent set forth in Section 3.1(b) shall have been satisfied at and as of such date (both before and after giving effect to this Agreement).

         (e) All acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of this Agreement and for the same to constitute the legal, valid and binding obligations, enforceable in accordance with its terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to the Agent and waived by all of the Lenders in writing.

                 If each of the above conditions has been satisfied, on the Amendment Effective Date, (A) all Facility 1 Loans and Facility 2 Loans of each Type outstanding under the Original Credit Agreement shall remain outstanding and shall be deemed to be Loans of the same type under this Agreement governed by the terms hereof, (B) the promissory notes delivered to the Lenders pursuant to the Original Credit Agreement shall become void, (C) any outstanding Facility 3 Commitments shall be terminated, and (D) Bank One, Texas N.A. shall cease to be a party to this Agreement and any other Loan Document and the respective Commitments of each of the Lenders shall be in the amounts set forth opposite its name on the signature pages hereto. Upon receiving the Notes delivered pursuant to subsection (a)(i) above, each Lender will promptly cancel its promissory notes delivered under the Original Credit Agreement and return such promissory notes to the Borrowers. No failure of a Lender to cancel or return such promissory notes shall affect the validity of the new Notes delivered hereunder.

SECTION 8.19     RATIFICATION; NO NOVATION.

                 Except as set forth herein and therein, all Loan Documents are hereby ratified and confirmed in all respects. The term Loan Documents, as used in the Loan Documents, shall mean the Loan Documents as amended hereby and thereby. The parties do not intend for this Agreement or any of the other Loan Documents to effect, nor does this Agreement or any of the Loan Documents constitute, a novation of the obligations of the Borrowers evidenced by the Original Credit Agreement and the Loan Documents referred to therein but is rather an amendment and restatement of the terms governing such obligations

SECTION 8.20     WAIVER OF JURY TRIAL.

                 THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                               FIRST FINANCIAL CARIBBEAN CORPORATION,
                               as a Borrower

                               By:      /s/ Richard F. Bonini
                                        ------------------------------------
                                        Richard F. Bonini
                                        Senior Executive Vice President and
                                        Secretary

                               By:      /s/ Mario S. Lewis
                                        ------------------------------------
                                        Mario S. Levis
                                        Vice President and Treasurer

                                                   DORAL MORTGAGE CORPORATION,
                                                   as a Borrower

                                                   By:      /s/ Mario S. Lewis
                                                            ------------------------------------
                                                            Mario S. Levis
                                                            Vice President


Facility 1 Commitment:                             BANKERS TRUST COMPANY,
   $20,000,000                                     as Agent and as a Lender

Facility 2 Commitment:
   $2,000,000                                      By:      /s/ Kevin M. McLann
                                                            ------------------------------------
                                                   Name:    Vice President
                                                            ------------------------------------
                                                   Title:   Bankers Trust Company
                                                            ------------------------------------

Facility 1 Commitment:                             FIRST UNION NATIONAL BANK OF
   $20,000,000                                     NORTH CAROLINA,
                                                   as a Lender
Facility 2 Commitment:
   $2,000,000                                      By:      /s/ R. Steven Hall
                                                            ------------------------------------
                                                   Name:    R. Steven Hall
                                                            ------------------------------------
                                                   Title:   Vice President
                                                            ------------------------------------

Facility 1 Commitment:                             THE BANK OF BOSTON,
   $20,000,000                                     as a Lender

Facility 2 Commitment:
   $2,000,000                                      By:      /s/ Paul Chmielinski
                                                            ------------------------------------
                                                   Name:    Paul Chmielinski
                                                            ------------------------------------
                                                   Title:   Vice President
                                                            ------------------------------------

Facility 1 Commitment:                             THE BANK OF NEW YORK,
   $20,000,000                                     as a Lender

Facility 2 Commitment:
   $2,000,000                                      By:      /s/ Robert A. Tweed
                                                            ------------------------------------
                                                   Name:    Robert A. Tweed
                                                            ------------------------------------
                                                   Title:   Vice President
                                                            ------------------------------------


Facility 1 Commitment:                             NATIONAL CITY BANK OF KENTUCKY,
   $20,000,000                                     as a Lender

Facility 2 Commitment:
   $2,000,000                                      By:      /s/ Robert Ogburn
                                                            ___________________________________

                                                   Name:    Robert Ogburn
                                                            ___________________________________

                                                   Title:   Vice President
                                                            ____________________________________

                                                                   EXHIBIT 10.68
                                                                     (CONTINUED)



                               FIRST AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                        AND CERTAIN OTHER LOAN DOCUMENTS


                 THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT AND CERTAIN OTHER LOAN DOCUMENTS (the "Amendment"), dated as of January 8, 1997, is entered into between the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "Agent"), FIRST FINANCIAL CARIBBEAN CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("FFCC"), DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of FFCC ("DMC", and together with FFCC, each a "Borrower" and collectively, the "Borrowers"), and BANCO POPULAR DE PUERTO RICO, a corporation organized under the laws of the Commonwealth of Puerto Rico, as collateral agent (the "Collateral Agent), with reference to the First Amended and Restated Credit Agreement, dated as of September 25, 1996, between the Lenders, the Agent and the Borrowers (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and the First Amended and Restated Security, Custody and Collateral Agency Agreement (Warehousing Collateral), dated as of October 10, l996, between the Borrowers, the Agent and the Collateral Agent (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

                 The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

                 ACCORDINGLY, the parties hereto agree as follows:

                 Section 1.  Amendments to Article 1 of the Credit Agreement.
Section 1.1 of the Credit Agreement shall be amended as follows:

           (a) The following definitions shall be added in appropriate alphabetical order:

                 ""BASE LIBOR RATE" shall mean, with respect to any month, the average daily rate per annum for such month of the 30-day LIBOR rates that appear on Telerate Page 3747 for each day during such month; provided, that if such information is not available on Telerate, the "Base LIBOR Rate" shall be determined from information supplied to the Agent by a nationally recognized reporting service for similar information acceptable to the Agent."

                 ""COLLATERAL VALUE OF THE FACILITY 1 BORROWING BASE" shall mean, at any time, the sum of the Collateral Value of the Facility 1 Tranche A Borrowing Base and the Collateral Value of the Facility 1 Tranche B Borrowing Base."

                 ""COLLATERAL VALUE OF THE FACILITY 1 TRANCHE A BORROWING BASE" shall mean, at the time of determination thereof, the aggregate collateral value of all Eligible Gestation Mortgage Loans and Eligible Mortgage- Backed Securities included in the Facility 1 Tranche A Borrowing Base. For purposes hereof, the collateral value of (x) each Eligible Gestation Mortgage Loan shall be an amount equal to ninety-eight percent (98%) of the current unpaid principal balance thereof, and (y) each Eligible Mortgage-Backed Security shall be an amount equal to ninety-eight percent (98%) of the face amount thereof; provided, that if the Agent, in its sole discretion, at any time believes that the collateral value of any Mortgage Loan or Mortgage-Backed Security included in the Facility 1 Tranche A Borrowing Base is greater than the Fair Market Value thereof, then the collateral value of any such Mortgage Loan or Mortgage-Backed Security shall, until further notice from the Agent, be equal to (I) in the case of each Eligible Gestation Mortgage Loan, ninety-eight percent (98%) of the lesser of (i) the Fair Market Value of such Eligible Gestation Mortgage Loan and (ii) the current unpaid principal balance of such Eligible Gestation Mortgage Loan, and (II) in the case of each Eligible Mortgage-Backed Security, ninety-eight percent (98%) of the lesser of (i) the Fair Market Value of such Eligible Mortgage-Backed Security and (ii) the face amount of such Eligible Mortgage-Backed Security. The Collateral Value of the Facility 1 Tranche A Borrowing Base shall be determined by reference to the most recent Facility 1 Borrowing Base Certificate delivered by the Borrowers to the Agent absent any error in such Facility 1 Borrowing Base Certificate as of the date delivered. By adding any Eligible Gestation Mortgage Loan or Eligible Mortgage-Backed Security to the Facility 1 Tranche A Borrowing Base in accordance with the Warehousing Security Agreement, each Borrower shall be deemed to represent and warrant to the Agent and each Lender at and as of the date of such addition that, with respect to such Mortgage Loans or Mortgage-Backed Securities, each of the statements set forth in the definition of Eligible Gestation Mortgage Loan or Eligible Mortgage-Backed Security, as the case may be, is true and correct. If any such statement proves to be untrue or incorrect in any respect at any time, such then Mortgage Loan or Mortgage-Backed Security, as the case may be, shall be deemed to have no collateral value for purposes of computing the Collateral Value of the Facility 1 Tranche A Borrowing Base."

                 ""ELIGIBLE GESTATION MORTGAGE LOAN" shall mean a Mortgage Loan with respect to which each of the following statements is true and correct:

                 (a) such Mortgage Loan meets all of the requirements in the definition of Eligible Conforming Mortgage Loan
                 (except the requirement set forth in paragraph (c) of such definition); and

                 (b) the Certificating Custodian has initially certified that all documentation relating to such Mortgage Loan received by the Certificating Custodian from the applicable Borrower (or the Warehousing Collateral Agent) is complete and acceptable under an applicable Agency Guide for purposes of including such Mortgage Loan in a pool of Mortgage Loans in which a Mortgage-Backed Security will represent an interest; provided that if such Mortgage Loan is returned to the

                 Warehousing Collateral Agent after the date of such initial certification but before the issuance of such Mortgage-Backed Security because of a determination that such Mortgage Loan may not be included in such pool, such Mortgage Loan shall be deemed an Eligible Conforming Mortgage Loan if such Mortgage Loan meets all of the requirements set forth in the definition of Eligible Conforming Mortgage Loan."

                 ""FACILITY 1 TRANCHE A BORROWING" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Facility 1 Tranche A Loans made concurrently by all of the Facility 1 Lenders."

                 ""FACILITY 1 TRANCHE A BORROWING BASE" shall mean, at any time, all Eligible Gestation Mortgage Loans and Eligible Mortgage-Backed Securities delivered to and held by the Warehousing Collateral Agent under the Warehousing Security Agreement as collateral security for the Obligations."

                 ""FACILITY 1 TRANCHE A LOAN" shall mean a loan made by a Facility 1 Lender pursuant to Section 2.1(a)(i) for the purposes set forth in Section 4.9."

                 ""FACILITY 1 TRANCHE B BORROWING" shall mean a borrowing pursuant to a Notice of Borrowing consisting of Facility 1 Tranche B Loans made concurrently by all of the Facility 1 Lenders."

                 ""FACILITY 1 TRANCHE B BORROWING BASE" shall mean, at any time, all Eligible Conforming Mortgage Loans and Eligible Non-Conforming Loans delivered to and held by the Warehousing Collateral Agent under the Warehousing Security Agreement as collateral security for the Obligations."

                 ""FACILITY 1 TRANCHE B LOAN" shall mean a loan made by a Facility 1 Lender pursuant to Section 1.1(a)(ii) for the purposes set forth in Section 4.9."

                 ""FIRST AMENDMENT" shall mean the First Amendment to First Amended and Restated Credit Agreement and Certain Other Loan Documents, dated as of January 8, l997, between the Borrowers, the Agent, the Warehousing Collateral Agent and the Lenders."


                 ""LIBOR LOAN" shall mean any Facility 1 Tranche A Loan bearing interest at the rate set forth in Section 2.6(a)."


                 ""TELERATE" shall mean the Associated Press-Dow Jones Telerate Service (or such other service as may be nominated by the British Bankers Association as the information vendor for the purpose of displaying British Bankers Association interest settlement rates for U.S. Dollar deposits)."

                 ""TELERATE PAGE 3747" shall mean the display designated as "Page 3747" on Telerate (or such other page as may replace such Page 3747 on Telerate). Any Base LIBOR Rate determined on the basis of the rate displayed on Telerate Page 3747 shall be subject to corrections, if any, made in such rate and displayed by Telerate within one (1) hour of the time when such rate is first displayed by Telerate."


         (b) The definition of "COLLATERAL VALUE OF THE FACILITY 1 BORROWING BASE" shall be amended and restated in its entirety as follows:

                 ""COLLATERAL VALUE OF THE FACILITY 1 TRANCHE B BORROWING BASE" shall mean, at the time of determination thereof, the aggregate collateral value of all Eligible Conforming Mortgage Loans and Eligible Non- Conforming Mortgage Loans included in the Facility 1 Tranche B Borrowing Base. For purposes hereof, the collateral value of (x) each Eligible Conforming Mortgage Loan shall be an amount equal to ninety- eight percent (98%) of the current unpaid principal balance thereof, and (y) each Eligible Non-Conforming Mortgage Loan shall be in an amount equal to ninety-five percent (95%) of the current unpaid principal balance thereof; provided that if the Agent, in its sole discretion, at any time believes that the collateral value of any Mortgage Loan included in the Facility 1 Tranche B Borrowing Base is greater than the Fair Market Value thereof, then the collateral value of any such Mortgage Loan shall, until further notice from the Agent, be equal to (I) in the case of each Eligible Conforming Mortgage Loan, ninety-eight percent (98%) of the lesser of (i) the Fair Market Value of such Mortgage Loan and (ii) the current unpaid principal balance of such Mortgage Loan and (II) in the case of each Eligible Non-Conforming Mortgage Loan, ninety-five percent (95%) of the lesser of (i) the Fair Market Value of such Mortgage Loan and (ii) the current unpaid principal balance of such Mortgage Loan. The Collateral Value of the Facility 1 Tranche B Borrowing Base shall be determined by reference to the most recent Facility 1 Borrowing Base Certificate delivered by the Borrowers to the Agent absent any error in such Facility 1 Borrowing Base Certificate as of the date delivered. By adding any Mortgage Loan to the Facility 1Tranche B Borrowing Base in accordance with the Warehousing Security Agreement, each Borrower shall be deemed to represent and warrant to the Agent and each Lender at and as of the date of such addition that with respect to such Mortgage Loans, each of the statements set forth in the definition of Eligible Conforming Mortgage Loan or Eligible Non-Conforming Mortgage Loan, as the case may be, is true and correct. If any such statement proves to be untrue or incorrect in any respect at any time, then such Mortgage Loan shall be deemed to have no collateral value for purposes of computing the Collateral Value of the Facility 1 Tranche B Borrowing Base."

         (c) The phrase "(other than Facility 1 Tranche A Loans)" shall be added after the phrase "convert Facility 1 Loans" in the definition of "CONVERSION/CONTINUATION DATE".

         (d) The following clause shall be inserted before the period at the end of the definition of "ELIGIBLE CONFORMING MORTGAGE LOAN": "; and (c) such Mortgage Loan is not an Eligible Gestation Mortgage Loan."

         (e) Clauses (n) and (o) of the definition of "ELIGIBLE MORTGAGE LOAN" shall be amended and restated in their entirety as follows:

                 "(n)     if such Mortgage Loan is included in the Facility 1
                 Tranche B Borrowing Base, such Mortgage Loan has not been included in such Borrowing Base for a period in excess of one hundred and eighty (180) days from the date such Mortgage Loan was first included in such Borrowing Base, and if such Mortgage Loan is included in the Facility 1 Tranche A Borrowing Base, such Mortgage Loan has not been included in the Facility 1 Tranche A Borrowing Base (as an unpooled Mortgage Loan) for a period in excess of thirty (30) days from the date such Mortgage Loan was first included in the Facility 1 Tranche A Borrowing Base and has not been included in the Facility 1 Tranche A Borrowing Base and the Facility 1 Tranche B Borrowing Base (as an unpooled Mortgage Loan) for a cumulative period in excess of one hundred and eighty (180) days from the date such Mortgage Loan was first included in the Facility 1 Tranche B Borrowing Base;

                 (o) (i) if such Mortgage Loan is to be included in the Facility 1 Tranche B Borrowing Base, the Borrowers have delivered (or caused to be delivered) those items described on Attachment 2 to the Warehousing Security Agreement for such Mortgage Loan to the Warehousing Collateral Agent prior to the inclusion of such Mortgage Loan in the Facility 1 Tranche B Borrowing Base; (ii) if such Mortgage Loan is to be included in the Facility 1 Tranche A Borrowing Base, the Borrowers have delivered (or caused to be delivered), prior to the inclusion of such Mortgage Loan in the Facility 1Tranche A Borrowing Base (A) to the Certificating Custodian, documentation for such Mortgage Loan that the Certificating Custodian is required under the applicable Agency Guide to examine, for completeness and acceptability, for purposes of initially determining the suitability of such Mortgage Loan for inclusion in a mortgage loan pool supporting a Mortgage-Backed Security and (B) to the Warehousing Collateral Agent, a FHLMC Custodial Certification Schedule (Form 1034) (or any comparable or successor form), a FNMA Schedule of Mortgages (Form 2005) (or any comparable or successor form) or a GNMA Schedule of Pooled Mortgages (HUD Form 11706) (or any comparable or successor form) listing such Mortgage Loan as a Mortgage Loan to be pooled in a Mortgage-Backed Security, in each case completed and duly executed by the Certificating Custodian on or prior to the date such Mortgage Loan is to be included in the Facility 1 Tranche A Borrowing Base; (iii) the Borrowers hold in trust for the Secured Parties those items described in Attachment 6 to the Warehousing Security Agreement; and (iv) there has been delivered to the Warehousing Collateral Agent, if the Agent or the Warehousing Collateral Agent has so requested in writing, the additional items described on Attachment 6 to the Warehousing Security Agreement; and"

         (f) The phrase "Facility 1 Loans" in the definition of "FACILITY 1 BORROWING" shall be replaced with the phrase "Facility 1 Tranche A Loans and/or Facility 1 Tranche B Loans".

         (g) The definition of "FACILITY 1 MAXIMUM AMOUNT" shall be deleted.

         (h) The reference to "Section 2.1(a) and 2.1(f)" in the definition of "FACILITY 1 COMMITMENT" shall be changed to "Section 2.1".

         (i) The definition of "FACILITY 1 LOAN" shall be amended and restated as follows:

                 ""FACILITY 1 LOANS" shall mean the Facility 1 Tranche A Loans and the Facility 1 Tranche B Loans."

         (j) The reference to "Section 2.1(b), (c) and (d)" in the definition of "FACILITY 2 COMMITMENT" shall be changed to "Section 2.1".

         (k) The phrases "the second sentence of", "the third sentence of" and "the fourth sentence of" in the definitions of "FACILITY 2 TRANCHE A LOAN", "FACILITY 2 TRANCHE B LOAN" and "FACILITY 2 TRANCHE C LOAN", respectively, shall be deleted.

         (l) The definition of "FAIR MARKET VALUE" shall be amended and restated as follows:

                 ""FAIR MARKET VALUE" shall mean at any date with respect to any Mortgage Loan or Mortgage-Backed Security, (i) the bid price (expressed as a percentage) quoted to the Agent as of the computation date by any nationally recognized dealer (or Puerto Rican subsidiary of such dealer) or investor selected by the Agent or its designee who at the time regularly purchases similar Mortgage Loans or Mortgage-Backed Securities, as applicable, multiplied by (ii) the outstanding principal balance thereof in the case of Mortgage Loans, or the face amount thereof in the case of Mortgage-Backed Securities."


         (m) The phrase "Facility 1 Loan" in the definition of "FED FUNDS LOAN" shall be replaced with the phrase "Facility 1 Tranche B Loan".

         (n)     The definition of "SEASONED LOAN" shall be deleted.

         (o) The definition of "TELERATE PAGE 314" shall be amended and restated as follows:

                 ""TELERATE PAGE 314" shall mean the display designated as "Page 314" on Telerate (or such other page as may replace such Page 314 on Telerate). Any Base Eurodollar Rate determined on the basis of the rate displayed on Telerate Page 314 shall be subject to corrections, if any, made in such rate and displayed by Telerate within one (1) hour of the time when such rate is first displayed by Telerate."

         (p) The definition of "TYPE" shall be amended and restated as follows:

                 ""TYPE" shall mean (a) when used in respect of any Mortgage Loan, an Eligible Gestation Mortgage Loan, an Eligible Conforming Mortgage Loan or an Eligible Non-Conforming Mortgage Loan; (b) when used in respect of any Commitment, a Facility 1 Commitment or a Facility 2 Commitment; and (c) when used in respect of any Loan, a Facility 1 Tranche A Loan, a Facility 1 Tranche B Loan, a Facility 2 Tranche A Loan, a Facility 2 Tranche B Loan, a Facility 2 Tranche C Loan or a Swing-Line Loan."


                 Section 2.  Amendments to Article 2 of the Credit Agreement.

         (a) The following subsection shall be added to Section 2.1 immediately prior to Section 2.1(a):

         "(a) (i) Facility 1 Tranche A Loans. Subject to and upon the terms and conditions herein set forth (including the limitations set forth in Section 2.1(g)), each Facility 1 Lender agrees, severally and not jointly, at any time and from time to time from the Amendment Effective Date (as defined in the First Amendment) up to but excluding the date upon which the Facility 1 Commitments are terminated, to make Facility 1 Tranche A Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed the Facility 1 Commitment set forth opposite such Facility 1 Lender's name on the signature pages hereto, as such commitment may be reduced from time to time pursuant to Section 8.6(c); provided that the aggregate principal amount of Facility 1 Tranche A Loans outstanding at any time shall not exceed the lesser of (i) fifty percent (50%) of the aggregate Facility 1 Commitments then in effect, and (ii) the then current Collateral Value of the Facility 1 Tranche A Borrowing Base. Subject to Section 2.12, each Facility 1 Tranche A Loan shall be a LIBOR Loan. Each Facility 1 Tranche A Borrowing shall be in an aggregate principal amount of at least $1,000,000 (or in any lesser amount equal to the unused Facility 1 Commitments) and shall be made ratably by the Facility 1 Lenders in proportion to their respective Facility 1 Commitments. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrowers may borrow and reborrow Facility 1 Tranche A Loans under Section 2.2 and prepay Facility 1 Tranche A Loans under Section 2.9."

         (b) Section 2.1(a) shall be amended and restated as follows:

         "(ii) Facility 1 Tranche B Loans. Subject to and upon the terms and conditions herein set forth (including the limitations set forth in Section 2.1(g)), each Facility 1 Lender agrees, severally and not jointly, at any time and from time to time from the Amendment Effective Date (as defined in the First Amendment) up to but excluding the date upon which the Facility 1 Commitments are terminated, to make Facility 1 Tranche B Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed the Facility 1 Commitment set forth opposite such Facility 1 Lender s name on the signature pages hereto, as such commitment may be reduced from time to time pursuant to Section 8.6(c); provided that the aggregate principal amount of Facility 1 Tranche B Loans plus the aggregate face amount of Facility 1 Acceptances outstanding at any time shall not exceed the then current Collateral Value of the Facility 1 Tranche B Borrowing Base. Subject to

Section 2.12, each Facility 1 Tranche B Loan shall be a Eurodollar Loan or a Fed Funds Loan. Subject to Section 2.2(a)(ii), each Facility 1 Borrowing shall be in an aggregate principal amount of at least $1,000,000 (or in any lesser amount equal to the unused Facility 1 Commitments) and shall be made ratably by the Facility 1 Lenders in proportion to their respective Facility 1 Commitments. Within the foregoing limits and subject to the conditions set forth in Article III, the Borrowers may borrow and reborrow Facility 1 Tranche B Loans under Section 2.2 and prepay Facility 1 Tranche B Loans under Section 2.9."

         (c) The reference to "Section 2.1(a)" in Section 2.1(e) shall be changed to "Section 2.1(g)" and the reference to "Facility 1 Loans" at the end of Section 2.1(e) shall be changed to "Facility 1 Tranche B Loans".

         (d) Clauses (i) and (ii) of Section 2.1(f) shall be amended and restated as follows:

                 "(i)     Subject to and upon the terms and conditions herein
                 set forth (including the limitations set forth in Sections 2.1(a)(ii) and 2.1(g)), the Borrowers, at any time and from time to time on or after the Amendment Effective Date (as defined in the First Amendment) up to but excluding the date on which the Facility 1 Commitments are terminated, may request that Bankers Trust accept a draft (a "Facility 1 Acceptance" or "Acceptance") as herein provided in lieu of borrowing additional sums under the Facility 1 Commitments in respect of Facility 1 Tranche B Loans in an aggregate face amount at any time outstanding not to exceed the aggregate Facility 1 Commitments, as such commitments may be reduced from time to time pursuant to Section 8.6(c); provided that the aggregate principal amount of Facility 1 Tranche B Loans plus the aggregate face amount of Facility 1 Acceptances outstanding at any time shall not exceed the then current Collateral Value of the Facility 1 Tranche B Borrowing Base.

                 (ii) Bankers Trust may create Facility 1 Acceptances in its sole and absolute discretion upon a request by the Borrowers delivered in accordance with clause (i) above, and each such Facility 1 Acceptance shall be created hereunder by Bankers Trust s accepting a draft, in substantially the form of Exhibit B-2 hereto (a "Draft"). Each Draft shall (a) be drawn by the Borrowers on Bankers Trust in accordance with the terms hereof and be payable in U.S. Dollars, (b) be payable only to the order of the Acceptance Agent, (c) be dated the date of acceptance of such Draft by Bankers Trust, (d) be in a face amount at least equal to $1,000,000 and (e) mature on a Business Day either thirty (30), sixty (60) or ninety (90) days after the date of such Draft; provided that in no event shall an Acceptance (i) be created unless the conditions set forth in Article III have been satisfied with respect to the issuance of such Facility 1 Acceptance, (ii) mature after the Maturity Date, or (iii) have a face amount, together with the aggregate face amount of all other then outstanding Facility 1 Acceptances, exceeding the limitations set forth in Sections 2.1(a)(ii) and 2.1(g)."

         (e) The following new Section 2.1(g) is added immediately following Section 2.1(f):

                 "(g)     Limitation on Aggregate Facility 1 Loans, Swing-Line
                 Loans and Facility 1 Acceptances. Notwithstanding anything contained herein, the aggregate principal amount of Facility 1 Loans and Swing-Line Loans of all of the Facility 1 Lenders and Bankers Trust at any time outstanding plus the aggregate face amount of Facility 1 Acceptances then outstanding shall not exceed the lesser of (i) the sum of the Facility 1 Commitments of all of the Facility 1 Lenders then in effect, and (ii) the Collateral Value of the Facility 1 Borrowing Base."

         (f)     Section 2.2(a) shall be amended and restated as follows:

                 "(a)     Whenever the Borrowers desire to make a Facility 1
                 Borrowing, a Facility 2 Borrowing or a Swing-Line Borrowing hereunder, to convert any Facility 1 Tranche B Loan pursuant to Section 2.3 or to continue any Facility 1 Tranche B Loan for an additional Eurodollar Interest Period pursuant to
                 Section 2.3, an Authorized Officer shall deliver to the Agent written notice of such proposed Borrowing, conversion or continuation (a "Notice of Borrowing" or "Notice of Conversion/Continuation," as the case may be), each such notice to be given (x) prior to 12:00 noon (New York City time) on the date of such proposed Borrowing or conversion, in the case of a Borrowing of Fed Funds Loans or LIBOR Loans or a conversion of Eurodollar Loans into Fed Funds Loans; and (y) prior to 12:00 noon (New York City time) on the third Eurodollar Business Day before the date of such proposed Borrowing, conversion or continuation (which date shall be a Eurodollar Business Day), in the case of a Borrowing of Eurodollar Loans, a conversion of Fed Funds Loans into Eurodollar Loans or a continuation of Eurodollar Loans for an additional Eurodollar Interest Period. Each such notice shall be irrevocable and shall be in the form of Exhibit I or J, as the case may be. Notwithstanding any other provision hereof to the contrary, (i) no more than four (4) Eurodollar Interest Periods for Facility 1Tranche B Loans may be in effect hereunder at any time; and (ii) no Facility 1 Tranche B Borrowing of Eurodollar Loans or LIBOR Loans shall be in an aggregate principal amount of less than $1,000,000."


         (g) The phrases "Facility 1 Loan" and "Facility 1 Loans" in Sections 2.3(a) and 2.8(g) shall be replaced with the phrases "Facility 1 Tranche B Loan" and "Facility 1 Tranche B Loans", respectively, wherever they appear.

         (h) The following proviso shall be added at the end of the first sentence of Section 2.4(a) immediately prior to the period: "; provided, that pursuant to a Borrower's request set forth in a Notice of Borrowing, the Facility 1 Lenders shall apply the proceeds of any Facility 1 Tranche A Borrowing directly to the repayment of outstanding Facility 1 Tranche B Loans, without any exchange of funds."

         (i) The second and third sentences of Section 2.4(e) shall be amended and restated as follows:

                 " All amounts made available to the Agent pursuant to this
                 Section 2.4(e) (including Bankers Trust s pro rata share of such amounts) shall be deemed Facility 1 Loans and shall be allocated to each Type of Facility 1 Loan in the following order of priority to the extent that such allocation can be made without breaching the provisions of Section 2.1 or causing a mandatory repayment under Section 2.8(c): first, to Facility 1 Tranche A Loans; and second, to Facility 1 Tranche B Loans. Each such Swing-Line Loan being refinanced as a Facility 1 Loan shall be a LIBOR Loan in the case of a refinancing with Facility 1 Tranche A Loans and a Fed Funds Loan in the case of a refinancing with Facility 1 Tranche B Loans."

         (j)     Section 2.6(a) shall be amended and restated as follows:

                 "(a) The Borrowers agree to pay interest in respect of the unpaid principal amount of each Facility 1 Tranche A Loan for each day during each month that such Facility 1 Tranche A Loan is outstanding at a rate per annum equal to sixty-five one-hundredths of one percent (0.65%) plus the Base LIBOR Rate for such month."

         (k)     Section 2.8(c) shall be amended and restated as follows:

                 "(c)     The Borrowers shall immediately prepay:  (i)
                 Facility 1 Tranche A Loans to the extent that the aggregate outstanding principal amount of Facility 1 Tranche A Loans exceeds the limitations set forth in Section 2.1(a)(i) or 2.1(g) or, provided no Potential Default or Event of Default has occurred and is continuing, deliver additional Collateral of the type described in the definition of "Collateral Value of the Facility 1 Tranche A Borrowing Base" in Section 1.1 as shall be necessary so that the aggregate principal amount of Facility 1 Tranche A Loans does not exceed such limitations,
                 (ii) Facility 1 Tranche B Loans and/or Acceptance Obligations to the extent that the aggregate outstanding principal amount of Facility 1 Tranche B Loans and the aggregate face amount of outstanding Facility 1 Acceptances exceeds the limitations set forth in Section 2.1(a)(ii) or 2.1(g) or, provided no Potential Default or Event of Default has occurred and is continuing, deliver additional Collateral of the type described in the definition of "Collateral Value of the Facility 1 Tranche B Borrowing Base" in Section 1.1 as shall be necessary so that the aggregate principal amount of Facility 1 Tranche B Loans and the aggregate face amount of outstanding Facility 1 Acceptances does not exceed such limitations, (iii) Swing-Line Loans to the extent that the aggregate outstanding principal amount of Swing-Line Loans exceeds the limitations set forth in Section 2.1(g), (iv) Facility 2 Tranche A Loans to the extent that the aggregate outstanding principal amount of Facility 2 Tranche A Loans exceeds the Facility 2 Tranche A Maximum Amount or, provided no Potential Default or Event of Default has occurred and is continuing, deliver additional Collateral of the type described in the definition of "Collateral Value of the Facility 2 Tranche A Borrowing Base" in Section 1.1 as shall be necessary so that the aggregate outstanding principal amount of Facility 2 Tranche A Loans does not exceed the Facility 2 Tranche A Maximum Amount , (v) Facility 2 Tranche B Loans to the extent that the aggregate outstanding principal amount of Facility 2 Tranche B Loans exceeds the Facility 2

                 Tranche B Maximum Amount, and (vi) Facility 2 Tranche C Loans to the extent that the aggregate outstanding principal amount of Facility 2 Tranche C Loans exceeds the Facility 2 Tranche C Maximum Amount."




         (l) The second and third sentences of Section 2.9 shall be amended and restated as follows:

                 "The Borrowers shall, at the time of making such prepayment, designate whether it is a prepayment of Facility 1 Tranche A Loans, Facility 1 Tranche B Loans, Facility 2 Tranche A Loans, Facility 2 Tranche B Loans or Facility 2 Tranche C Loans. If the Borrowers fail to make such a designation, any funds received as a prepayment pursuant to this Section 2.9 shall be applied first, to Facility 2 Tranche B Loans then outstanding; second, to Facility 2 Tranche A Loans then outstanding; third to Facility 2 Tranche C Loans then outstanding; fourth, to Facility 1 Tranche B Loans then outstanding; and fifth, to Facility 1 Tranche A Loans then outstanding."

         (m)     Section 2.10(f) shall be renumbered Section 2.10(g) and a new
Section 2.10(f) shall be added immediately following Section 2.10(e) as follows:

                 "        (f)     In respect of any Loan which was originally
                 made as a Facility 1 Tranche A Loan and which, after a completed review by the Warehousing Collateral Agent of the relevant Mortgage Loans included in the Facility 1 Tranche A Borrowing Base and the relevant documentation executed in connection therewith, should have constituted for any period a Facility 1 Tranche B Loan because the Collateral related thereto did not satisfy the Facility 1 Tranche A Borrowing Base requirements, the Borrowers agree to pay to the Agent for the account of each of the Facility 1 Lenders a gestation collateral reconciliation fee in an amount equal to the difference between (i) the interest payable hereunder in respect of such Loan had it been determined to be a Facility 1 Tranche B Loan for such period and (ii) the interest paid hereunder during such period in respect of such Loan as a Facility 1 Tranche A Loan."

         (n)     The following phrase shall be added at the beginning of
Section 2.11(e):

                 "Prior to the maturity of the Facility 1 Loans, Swing-Line Loans and Facility 1".

         (o) Section 2.12 and Section 2.13(a) shall be amended and restated as follows:

                 "SECTION 2.12 EURODOLLAR RATE OR BASE LIBOR RATE NOT DETERMINABLE; ILLEGALITY OR IMPROPRIETY.

                          (a) In the event, and on each occasion, that on or before the day on which the Eurodollar Rate or Base LIBOR Rate for a Facility 1 Borrowing that is to include

                 Eurodollar Loans or LIBOR Loans is to be determined, the Agent has determined in good faith that the Eurodollar Rate or Base LIBOR Rate, as applicable, cannot be determined for any reason, the Agent shall, as soon as practicable thereafter, give written notice of such determination to the Borrowers and the Lenders. Upon any such determination, any request by the Borrowers for a Eurodollar Loan or LIBOR Loan, as applicable, pursuant to Section 2.2 shall, until the Agent has advised the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Fed Funds Loan. Each determination by the Agent hereunder shall be conclusive and binding absent manifest error.

                 (b) If any Lender determines at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or the administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall make it unlawful or improper for such Lender to make, maintain or fund any Eurodollar Loan or LIBOR Loan as contemplated by this Agreement, then such Lender shall immediately give notice thereof to the Agent and the Borrowers describing such illegality or impropriety in reasonable detail. Effective thirty (30) days after the giving of such notice (or effective upon such earlier date as required by such Governmental Authority), the obligation of such Lender to make Eurodollar Loans or LIBOR Loans, as applicable, shall be suspended for the duration of such illegality or impropriety and, if and when such illegality or impropriety ceases to exist, such suspension shall cease and such Lender shall notify the Agent and the Borrowers thereof. If any such change makes it unlawful or improper for any Lender to maintain any Eurodollar Loan or LIBOR Loan, such Lender shall, upon the happening of such event, notify the Agent and the Borrowers thereof, and the Borrowers shall immediately, or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, no later than the date permitted thereby, convert each such Eurodollar Loan or LIBOR Loan, as applicable, into a Fed Funds Loan. If any Lender notifies the Agent and the Borrowers pursuant to this Section 2.12(b) that it is unlawful or improper for such Lender to make or maintain Eurodollar Loans or LIBOR Loans, as the case may be, but no other Lenders give similar notices, then the Borrowers may require such Lender to sell, pursuant to Section 8.6(c) all of its outstanding Loans and Commitments to another Lender (if any other Lender agrees, in its sole and absolute discretion, to purchase such Loans and Commitments) or to any other financial institution reasonably acceptable to the Agent that is willing to make and maintain Eurodollar Loans and LIBOR Loans. The purchase price for such Loans and Commitments shall be equal to the aggregate outstanding principal amount of the Loans of such Lender plus such Lender s pro rata share of all other accrued and unpaid Obligations (including obligations arising as a result of being an Acceptance Participant) minus the pro rata portion (based on the number of days in the applicable period) of such Lender s facility fees that relate to the period from the date of such sale to the next payment date for the facility fees.

                 SECTION 2.13  RESERVE REQUIREMENTS; CHANGE IN CIRCUMSTANCES.

                 (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) imposes any tax on or changes the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan or LIBOR Loan or the face amount of a Facility 1 Acceptance made by such Lender or any interest due on any Acceptance Obligations or any Fees or other amounts payable hereunder (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (except any such reserve requirement that is reflected in the Eurodollar Rate) or imposes on such Lender any other condition affecting this Agreement or Eurodollar Loans or LIBOR Loans or a Facility 1 Acceptances created by Bankers Trust, and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Eurodollar Loan or LIBOR Loan, becoming or remaining as an Acceptance Participant or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest, fee or otherwise) in respect thereof by an amount deemed by such Lender to be material, then the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. Any amount or amounts payable by the Borrowers to any Lender in accordance with the provisions of this Section 2.13(a) shall be paid by the Borrowers to such Lender within ten (10) Business Days of receipt by the Borrowers from such Lender of a statement setting forth in reasonable detail the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding absent manifest error."


                 Section 3. Amendments to Article 4 of the Credit Agreement. Articles 4 and 5 of the Credit Agreement shall be amended as follows:

         (a) The first sentence of Section 4.9 shall be amended and restated as follows:

                 "The proceeds of all Facility 1 Tranche A Loans shall be used by the Borrowers solely for the purpose of financing Eligible Gestation Mortgage Loans and Eligible Mortgage-Backed Securities. The proceeds of all Facility 1 Tranche B Loans shall be used by the Borrowers solely for the purpose of originating, acquiring or financing Eligible Conforming Mortgage Loans and/or Eligible Non-Conforming Mortgage Loans. The proceeds of all Swing-Line Loans shall be used by the Borrowers solely for the purpose of originating, acquiring or financing Eligible Gestation Mortgage Loans, Eligible Mortgage-Backed Securities, Eligible Conforming Mortgage Loans and/or Eligible Non-Conforming Mortgage Loans."

         (b) The reference to "Facility 1 Borrowing Base" in Section 5.2(n) of the Credit Agreement shall be changed to "Facility 1 Tranche A Borrowing Base."



                 Section 4. Amendments to Article 8 of the Credit Agreement. Clause (v) of Section 8.2 shall be amended and restated as follows:

                 "(v) change the percentage of the Commitments, the definitions of "Required Lenders," "Collateral Value of the Facility 1 Tranche A Borrowing Base," "Collateral Value of the Facility 1 Tranche B Borrowing Base," "Collateral Value of the Facility 2 Tranche A Borrowing Base," "Collateral Value of the Facility 2 Tranche B Borrowing Base," "Collateral Value of the Pledged Servicing Portfolio", "Eligible Conforming Mortgage Loan," "Eligible Gestation Mortgage Loan," "Eligible Mortgage-Backed Security," "Eligible Mortgage Loan," "Eligible Non-Conforming Mortgage Loan," "Eligible REO Property" or "Eligible Servicing Receivable" (or any definitions contained in such definitions), or the number or identity of Lenders that is required for any or all of the Lenders to take any action hereunder,".


                 Section 5. Amendments to the Warehousing Security Agreement. The Security Agreement shall be amended as follows:

         (a)     Section 2(b) shall be amended and restated as follows:

                 "        (b)     All Mortgage-Backed Securities described on
                 Schedule A to Attachment 1-B hereto, all right to the payment of monies and non-cash distributions on account thereof, all new, substituted and additional securities at any time issued (to the extent permitted by applicable law) with respect thereto and the Custodial Account, together with any and all Mortgaged-Backed Securities held therein or credited thereto and any and all rights of each Borrower to insurance payments made in respect of such Mortgage-Backed Securities or the Custodial Account; "

         (b)     Section 4 shall be amended and restated as follows:

                 "4.      Delivery of Collateral Documentation; Submission of
                 Collateral for Inclusion in Borrowing Base. From time to time, the Borrowers shall deliver or cause to be delivered the Collateral to the Collateral Agent as hereinafter provided. The Borrowers shall deliver or cause to be delivered the Collateral consisting of Mortgage Loans (the "Facility 1 Tranche A Mortgage Loans") and Mortgage- Backed Securities to be included in the Facility 1 Tranche A Borrowing Base by delivery to the Collateral Agent of a Facility 1 Tranche A Borrowing Base Addition Report in the form of Attachments 1- A and 1-B hereto, respectively, with all blanks completed in conformity therewith (a copy of which completed Facility 1 Tranche A Borrowing Base Addition Report shall be delivered to the Agent by the Collateral Agent upon its receipt thereof), together with those documents, instruments and agreements described on Attachment 2 hereto (the "Required Documents") for such Mortgage Loans or Mortgage-Backed Securities, as the case may be. The Borrowers shall deliver or cause to be delivered the Collateral consisting of Mortgage Loans to be included in the Facility 1 Tranche B Borrowing Base (the "Facility 1 Tranche B Mortgage Loans") by delivery to the Collateral Agent of a Facility 1 Tranche B Borrowing Base Addition Report in the form of Attachment 1-C hereto, with all blanks completed in conformity therewith (a copy of which completed Facility 1 Tranche B Borrowing Base Addition Report shall be delivered to the Agent by the Collateral Agent upon its receipt thereof), together with those documents, instruments and agreements described on Attachment 2 hereto (the "Required Documents") for such Mortgage Loans. At any time that additional Take-Out Commitments are assigned to the Secured Parties pursuant to this Agreement, the Borrowers shall immediately execute and deliver to the Agent an assignment supplement substantially in the form attached hereto as Attachment 1-D (the "Assignment Supplement"). The Borrowers may substitute other Mortgage Loans or Mortgage-Backed Securities held by the Collateral Agent as collateral, provided that the Mortgage Loans or Mortgage-Backed Securities transferred to the Collateral Agent will have a collateral value for purposes of determining the Collateral Value of the Facility 1 Tranche A Borrowing Base or the Collateral Value of the Facility 1 Tranche B Borrowing Base, as applicable, at least equal to the collateral value of the Mortgage Loans and Mortgage-Backed Securities for which they are substituted. Such substitution shall be made by transfer of such Mortgage Loans or Mortgage-Backed Securities to the Collateral Agent pursuant to a Facility 1 Tranche A Borrowing Base Addition Report or Facility 1 Tranche B Borrowing Base Addition Report, as applicable, in the form of Attachment 1-A, 1-B or 1-C, as applicable. No Collateral shall be released until the Collateral Agent has reviewed the substitute collateral and determined the collateral value therefor is equivalent. All documentation relating to or constituting Collateral delivered at any time to the Collateral Agent under this Agreement shall be held by the Collateral Agent in a fire resistant vault, drawer or other suitable depository maintained and controlled solely by the Collateral Agent in accordance with customary standards for such custody and conspicuously marked to show the interest of the Secured Parties therein. Mortgage-Backed Securities shall be held in the Custodial Account. Book-Entry MBS shall be held in accordance with Section 6(f)."

         (c) All references to "Mortgage Loans" in Sections 6(a), 6(b) and 6(c) shall be changed to "Facility 1 Tranche B Mortgage Loans" wherever they appear.

         (d) All references to "Facility 1 Borrowing Base" in Section 6(d) shall be changed to "Facility 1 Tranche B Borrowing Base" wherever they appear.

         (e) The following sentence shall be added at the end of Section 6(e) immediately following the last sentence thereof:

                 "The Secured Parties shall hold their security interests in and liens upon the Custodial Account and the other accounts referred to in Section 2(b) above and all

                 Mortgage-Backed Securities at any time held therein or credited thereto with all rights of a secured party under the New York Uniform Commercial Code and other applicable New York or federal law."

         (f) Attachments 1-A, 1-B and 1-C shall be deleted and Attachments 1-A, 1-B, 1-C and 1-D attached as Exhibit A hereto shall be substituted therefor.

         (g) The reference to "FACILITY 1 BORROWING BASE" in Attachment 2 shall be changed to "FACILITY 1 TRANCHE B BORROWING BASE" and the following new paragraph shall be added to Attachment 2:

                              "REQUIRED DOCUMENTS
                      FOR MORTGAGE LOANS TO BE INCLUDED IN
                      FACILITY 1 TRANCHE A BORROWING BASE


                 A copy of a FHLMC Custodial Certification Schedule, a FNMA Schedule of Mortgages or a GNMA Schedule of Pooled Mortgages, or such other documentation necessary under an applicable Agency Guide to be completed by the Certificating Custodian for purposes of initially certifying mortgage loans for inclusion in a pool supporting Mortgage-Backed Securities, in each case, listing such Mortgage Loans as Mortgage Loans to be pooled in a Mortgage-Backed Security and duly executed by the Certificating Custodian."

         (h) The heading "I. Mortgage Loans Included in the Facility 1 Borrowing Base." in Attachment 4 shall be changed to "I. Mortgage Loans Included in the Facility 1 Tranche B Borrowing Base."



                 Section 6. Amendments to Other Exhibits. Exhibits H-1, I and J shall be amended and restated in the forms of Exhibits B, C and D hereto, respectively.


                 Section 7. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

                 Section 8. Effectiveness. This Amendment shall become effective as of the date (the "Amendment Effective Date") on which each of the following conditions have been satisfied to the satisfaction of the Agent:

         (a) The Borrowers shall have delivered to the Agent, in form and substance and in quantities reasonably satisfactory to the Agent and its counsel, each of the following:

                 (i)  this , duly executed and delivered by the parties hereto;

                 (ii) a certified copy of resolutions of the Board of Directors of each of the Borrowers approving the execution, delivery and performance of all documents required to be delivered by such parties hereunder and the transactions contemplated therein; and

                 (iii) such other documents, instruments and agreements, duly executed, deemed necessary or appropriate by the Agent.

                 (b) All acts and conditions (including the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of this Amendment and for the same to constitute the legal, valid and binding obligations, enforceable in accordance with its terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to the Agent and waived by all of the Lenders in writing.

         If each of the above conditions has been satisfied, on the Amendment Effective Date, all Facility 1 Loans outstanding under the Original Credit Agreement shall remain outstanding and shall be deemed to be Loans of the appropriate Type under the Original Credit Agreement as amended by this Amendment, as determined by the Agent and the Warehousing Collateral Agent, governed by the terms hereof.


                 Section 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

                 Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 Section 11. Miscellaneous. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                          FIRST FINANCIAL CARIBBEAN CORPORATION,
                          as a Borrower

                          By:    /s/ MARIO S. LEVIS
                                 -------------------------------------
                          Name:  Mario S. Levis
                          Title: Vice President

                               DORAL MORTGAGE CORPORATION,
                               as a Borrower

                               By:    /s/ MARIO S. LEVIS
                                      ------------------------
                               Name:  Mario S. Levis
                               Title: Vice President


                               BANKERS TRUST COMPANY,
                               as Agent and as a Lender

                               By:    /s/ KEVIN M. McCANN
                                      ------------------------
                               Name:  Kevin M. McCann
                               Title: Vice President


                               BANCO POPULAR DE PUERTO RICO,
                               as Collateral Agent

                               By:    /s/ HECTOR RIVERA RIVERA
                                      ------------------------
                               Name:  Hector Rivera Rivera
                               Title: Vice President


                               FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as a Lender

                               By:     Illegible
                               Name:   _______________________
                               Title:  _______________________

                               THE BANK OF BOSTON,
                               as a Lender

                               By:    /s/ PAUL CHMIELINSKI
                                      ------------------------
                               Name:  Paul Chmielinsti
                               Title: Vice President



                               THE BANK OF NEW YORK,
                               as a Lender

                               By:    /s/ ROBERT A. TWEED
                                      ------------------------
                               Name:  Robert A. Tweed
                               Title: Vice President



                               NATIONAL CITY BANK OF KENTUCKY,
                               as a Lender

                               By:     Illegible
                               Name:   _____________________________________
                               Title:  _____________________________________

                                                                       EXHIBIT A




                                        ATTACHMENT 1-A
                                        TO SECURITY AGREEMENT
                                        (Warehousing Collateral)

                            (On Borrower Letterhead)
              FACILITY 1 TRANCHE A BORROWING BASE ADDITION REPORT
                      [Eligible Gestation Mortgage Loans]

No. _________



                                        __________ __, 199_

[Collateral Agent]
[Address]

Dear Sir or Madam:

                 As per the terms of the First Amended and Restated Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement") dated as of September 25, 1996 between the lenders party thereto, Bankers Trust Company, as Agent (the "Agent"), [insert name of other Borrower] and the undersigned, and the First Amended and Restated Security, Custody and Collateral Agency Agreement (Warehousing Collateral) (as amended, modified or supplemented from time to time, the "Security Agreement") dated as of October 10, 1996 between the Agent, the undersigned and Banco Popular de Puerto Rico, as Collateral Agent, we hereby add the Eligible Gestation Mortgage Loans listed on Schedule A attached hereto to the Facility 1 Tranche A Borrowing Base. The capitalized terms used herein but not defined shall have the respective meanings as set forth in the Credit Agreement.

                 With respect to each Mortgage Loan listed on the attached schedule, we hereby certify that each of the documents listed on Attachment 2 to the Security Agreement that are required to be delivered for Eligible Gestation Mortgage Loans has been delivered to you prior to (or is being delivered to you simultaneously with) the delivery of this report.

                 With respect to each Mortgage Loan listed on the attached schedule that was previously included in the Facility 1 Tranche B Borrowing Base, we hereby certify that such Mortgage Loan has not been rejected by the Certificating Custodian for pool formation following initial certification.

                 We hereby pledge to you the mortgage notes evidencing the Mortgage Loans listed on the attached schedule as Collateral under the Security Agreement for the benefit of the Secured Parties as security for the Obligations.


                                  [FIRST FINANCIAL CARIBBEAN CORPORATION

                                  By:      ____________________________________
                                  Name:    ____________________________________
                                  Title:   ____________________________________]

                                                            or

                                  [DORAL MORTGAGE CORPORATION

                                  By:      ____________________________________
                                  Name:    ____________________________________
                                  Title:   ____________________________________]

                                   AFFIDAVIT

Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of First Financial Caribbean Corporation, and ____________, of legal age, (single/married), property owner and resident of ____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in
_______________, Puerto Rico, on this ____ day of ________, 199__.



                                        ____________________________
                                        NOTARY PUBLIC


                                   AFFIDAVIT

Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of Doral Mortgage Corporation, and ____________, of legal age, (single/married), property owner and resident of
____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in _______________, Puerto Rico, on this ____ day of ________, 199__.



                                        ____________________________
                                        NOTARY PUBLIC

The attached schedule may be in any form mutually acceptable to the Borrowers, the Agent and the Collateral Agent, but shall include the following information: whether such Eligible Gestation Mortgage Loan was previously included in the Facility 1 Tranche B Borrowing Base, the mortgage loan number, the name of the obligor, the interest rate, the state (if other than Puerto
Rico), the type, the term, the original principal balance and the current principal balance.

                                   Schedule A

                       Eligible Gestation Mortgage Loans

                                        ATTACHMENT 1-B
                                        TO SECURITY AGREEMENT
                                        (Warehousing Collateral)


                            (On Borrower Letterhead)
              FACILITY 1 TRANCHE A BORROWING BASE ADDITION REPORT
                     [Eligible Mortgage-Backed Securities]

No. _________



                                        __________ __, 199_



[Collateral Agent]
[Address]

Dear Sir or Madam:

                 As per the terms of the First Amended and Restated Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement") dated as of September 25, 1996 between the lenders party thereto, Bankers Trust Company, as Agent (the "Agent"), [insert name of other Borrower] and the undersigned, and the First Amended and Restated Security, Custody and Collateral Agency Agreement (Warehousing Collateral) (as amended, modified or supplemented from time to time, the "Security Agreement") dated as of October 10, 1996 between the Agent, the undersigned and Banco Popular de Puerto Rico, as Collateral Agent, we hereby add the Eligible Mortgage-Backed Securities listed on Schedule A attached hereto to the Facility 1 Tranche A Borrowing Base. The capitalized terms used but not defined herein shall have the respective meanings as set forth in the Credit Agreement.

                 With respect to each Mortgage-Backed Security listed on the attached schedule, we hereby certify that each of the documents listed on Attachment 2 to the Security Agreement that are required to be delivered for Eligible Mortgage-Backed Securities has been delivered to you prior to (or is being delivered to you simultaneously with) the delivery of this report.

                 With respect to each Mortgage-Backed Security listed on the attached schedule, we hereby certify that (a) if such Mortgage-Backed Security is certificated, it has been (or is simultaneously herewith being) deposited with you or your designated agent, bailee or custodian, endorsed in blank for transfer, and (b) if such Mortgage-Backed Security is a Book-Entry Mortgage-Backed Security, such Mortgage-Backed Security is the subject of a Perfected Assignment.

                 We hereby pledge to you the Mortgage-Backed Securities listed on the attached schedule as Collateral under the Security Agreement for the benefit of the Secured Parties as security for the Obligations.


                               [FIRST FINANCIAL CARIBBEAN CORPORATION

                               By:     ____________________________________
                               Name:   ____________________________________
                               Title:  ___________________________________]

                                                        or

                               [DORAL MORTGAGE CORPORATION

                               By:     ____________________________________
                               Name:   ____________________________________
                               Title:  ___________________________________]

                                   AFFIDAVIT

Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of First Financial Caribbean Corporation, and ____________, of legal age, (single/married), property owner and resident of ____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in
_______________, Puerto Rico, on this ____ day of ________, 199__.



                                        ____________________________
                                        NOTARY PUBLIC


                                   AFFIDAVIT

Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of Doral Mortgage Corporation, and ____________, of legal age, (single/married), property owner and resident of
____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in _______________, Puerto Rico, on this ____ day of ________, 199__.



                                        ____________________________
                                        NOTARY PUBLIC

The attached schedule may be in any form mutually acceptable to Borrowers, the Agent and the Collateral Agent, but shall include the following information for each Eligible Mortgage-Backed Security:

         The MBS number, the interest rate, the term and the face amount of the Mortgage-Backed Security.

                                   Schedule A

                      Eligible Mortgage-Backed Securities

                                        ATTACHMENT 1-C
                                        TO SECURITY AGREEMENT
                                        (Warehousing Collateral)

                            (On Borrower Letterhead)
              FACILITY 1 TRANCHE B BORROWING BASE ADDITION REPORT
       [Eligible Conforming and Eligible Non-Conforming Mortgage Loans]

No. _________



                                        __________ __, 199_

[Collateral Agent]
[Address]

Dear Sir or Madam:

                 As per the terms of the First Amended and Restated Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement") dated as of September 25, 1996 between the lenders party thereto, Bankers Trust Company, as Agent (the "Agent"), [insert name of other Borrower] and the undersigned, and the First Amended and Restated Security, Custody and Collateral Agency Agreement (Warehousing Collateral) (as amended, modified or supplemented from time to time, the "Security Agreement") dated as of October 10, 1996 between the Agent, the undersigned and Banco Popular de Puerto Rico, as Collateral Agent, we hereby add the Eligible Conforming Mortgage Loans and the Eligible Non-Conforming Mortgage Loans listed on Schedule A attached hereto to the Facility 1 Tranche B Borrowing Base. The capitalized terms used herein but not defined shall have the respective meanings as set forth in the Credit Agreement.

                 With respect to each Mortgage Loan listed on the attached schedule, we hereby certify that each of the documents listed on Attachment 2 to the Security Agreement that are required to be delivered for Eligible Conforming Mortgage Loans or Eligible Non-Conforming Mortgage Loans, as applicable, has been delivered to you prior to (or is being delivered to you simultaneously with) the delivery of this report. We also certify that each such Mortgage Loan has closed.

                 With respect to each Eligible Conforming Mortgage Loan on the attached schedule that was previously included in the Facility 1 Tranche A Borrowing Base, we hereby certify that such Mortgage has been rejected by the Certificating Custodian for pool formation following initial certification thereof.

                 We hereby pledge to you the mortgage notes evidencing the Mortgage Loans listed on the attached schedule as Collateral under the Security Agreement for the benefit of the Secured Parties as security for the Obligations.


                                  [FIRST FINANCIAL CARIBBEAN CORPORATION

                                  By:      ____________________________________
                                  Name:    ____________________________________
                                  Title:   ____________________________________]

                                                            or

                                  [DORAL MORTGAGE CORPORATION

                                  By:      ____________________________________
                                  Name:    ____________________________________
                                  Title:   ____________________________________]

                                   AFFIDAVIT

Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of First Financial Caribbean Corporation, and ____________, of legal age, (single/married), property owner and resident of ____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in
_______________, Puerto Rico, on this ____ day of ________, 199__.



                                        ____________________________
                                        NOTARY PUBLIC


                                   AFFIDAVIT

Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of Doral Mortgage Corporation, and ____________, of legal age, (single/married), property owner and resident of
____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in _______________, Puerto Rico, on this ____ day of ________, 199__.



                                        ____________________________
                                        NOTARY PUBLIC

The attached schedule may be in any form mutually acceptable to the Borrowers, the Agent and the Collateral Agent, but shall include the following information: whether such Mortgage Loan was previously included in the Facility 1 Tranche A Borrowing Base, the mortgage loan number, the name of the obligor, the interest rate, the state (if other than Puerto Rico), the type, the term, the original principal balance and the current principal balance.

                                        ATTACHMENT 1-D
                                        TO SECURITY AGREEMENT
                                        (Warehousing Collateral)



                             Assignment Supplement


                 This document assigns those certain contracts more particularly described in Schedule A attached hereto and made a part hereof (the "Contracts"), pursuant to the terms of that certain [First Amended and Restated Security, Custody and Collateral Agency Agreement (Warehousing Collateral)] [First Amended and Restated Security and Custody Agreement (Servicing Collateral)] (as amended, modified or supplemented from time to time, the "Security Agreement") dated as of October 10, 1996 by and among the undersigned, [insert name of other Borrower], [and] Bankers Trust Company, as Agent,[ and the Collateral Agent]. Capitalized terms used and not defined herein have the meanings specified in the Security Agreement.

                 We hereby assign to you the Contracts as Collateral under the Security Agreement for the benefit of the Secured Parties as security for the Obligations.

                 We hereby represent that simultaneously with the execution and delivery of this Assignment Supplement we have delivered to each party to the Contracts other than the undersigned a notice in the form of Attachment [5] [2] to the Security Agreement.

                 IN WITNESS WHEREOF, this Assignment Supplement has been executed by the undersigned in __________, Puerto Rico, this ____ day of ________, 199__.


                          [FIRST FINANCIAL CARIBBEAN CORPORATION

                          By:       . . . . . . . . . . . . . . . . .
                          Name:     . . . . . . . . . . . . . . . . .
                          Title:    . . . . . . . . . . . . . . . . ]

                                           or

                          [DORAL MORTGAGE CORPORATION

                          By:       . . . . . . . . . . . . . . . . .
                          Name:     . . . . . . . . . . . . . . . . .
                          Title:    . . . . . . . . . . . . . . . . ]

                                   AFFIDAVIT


Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of First Financial Caribbean Corporation, and ____________, of legal age, (single/married), property owner and resident of ____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in
_______________, Puerto Rico, on this ____ day of ________, 199__.



                                        ____________________________
                                        NOTARY PUBLIC


                                   AFFIDAVIT

Affidavit No. ______________

         Subscribed and acknowledged before me by ______________, of legal age, (single/married), property owner and resident of ___________, ___________, in his/her capacity as (title) __________ of Doral Mortgage Corporation, and ____________, of legal age, (single/married), property owner and resident of
____________, ____________, in his/her capacity as (title) __________ of (name of corporation), both personally known to me, in _______________, Puerto Rico, on this ____ day of ________, 199__.



                                        ____________________________
                                        NOTARY PUBLIC

                                   Schedule A

                              Take-Out Commitments

                                                                       EXHIBIT B

                                                                     EXHIBIT H-1


                     FACILITY 1 BORROWING BASE CERTIFICATE

                                                                       EXHIBIT C


                                                                       EXHIBIT I


                              NOTICE OF BORROWING

                 1. We refer to the First Amended and Restated Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement") dated as of September 25, 1996 by and between First Financial Caribbean Corporation and Doral Mortgage Corporation, the Lenders party thereto and Bankers Trust Company, as Agent. Capitalized terms used herein without definitions shall have the meaning set forth in the Credit Agreement.

                 2. The undersigned, [First Financial Caribbean Corporation, a corporation duly organized under the laws of the Commonwealth of Puerto Rico,] [Doral Mortgage Corporation, a corporation duly organized under the laws of the Commonwealth of Puerto Rico] ("Borrower"), hereby requests a [Facility 1Tranche A] [Facility 1 Tranche B] [Facility 2 Tranche A] [Facility 2 Tranche B](1) [Facility 2 Tranche C] [Swing-Line] Borrowing in the aggregate principal amount of $__________(2) to be made on ________________, 199___.(3)
[Such Facility 1 Tranche B Borrowing shall consist of [Fed Funds] [Eurodollar] Loans.] [After giving effect to the Borrowing requested hereby, no more than four (4) Eurodollar Interest Periods will be in effect.] [The Eurodollar Interest Period for the Eurodollar Loan requested hereunder shall be [30] [60] [90] days.]

                 3. [The Collateral Value of the [ Facility 1 Tranche A] [Facility 1 Tranche B] Borrowing Base, as reported to the Borrowers by the Warehousing Collateral Agent on the date hereof, is $___________.] [The Collateral Value of the Facility 2 Tranche A Borrowing Base, as reported by the Borrowers on the most recent Facility 2 Tranche A Borrowing Base Certificate is $_____.] [The Collateral Value of the Facility 2 Tranche B Borrowing Base, as determined in accordance with the Credit Agreement, is $____.] The Borrower represents and warrants that it has no reason to believe that such amount is incorrect. The aggregate principal amount of the Facility 1 Tranche A Loans, Facility 1 Tranche B Loans, Swing-Line Loans and Facility 2





__________________________________

(1) No more than two Facility 2 Tranche B Borrowings may be outstanding simultaneously at any time.


(2) Minimum amount of $1,000,000 for each Facility 1 Borrowing and each Facility 2 Tranche B Borrowing. Minimum amount of $500,000 for each Facility 2 Tranche A Borrowing and each Facility 2 Tranche C Borrowing. No minimum amount for a Swing-Line Borrowing.

(3) Must be a Eurodollar Business Day for a Borrowing of Eurodollar Loans and a Business Day for a Borrowing of all other Loans.

Loans, and the aggregate face amount of Facility 1 Acceptances outstanding, after giving effect to the Borrowing requested hereby will not exceed the maximum amounts permitted under Sections 2.1 and 2.8 of the Credit Agreement.

                 4. The representations and warranties of the Borrowers contained in the Loan Documents are accurate and complete in all material respects on and as of the date hereof and will be accurate and complete in all material respects on and as of the date of the Borrowing requested hereunder both before and after giving effect to the Borrowing requested hereunder.

                 5. No Potential Default or Event of Default has occurred and is continuing on the date hereof and none will occur after giving effect to the Borrowing to be made in accordance with the terms hereof.

                 6. Since December 31, 1995, no material adverse change has occurred in the business, financial condition or results of operations of FFCC and its Subsidiaries, taken as a whole.

Date:  _________ __, 199_.


                           [FIRST FINANCIAL CARIBBEAN CORPORATION

                           By:     ____________________________________
                           Name:   ____________________________________
                           Title:  ____________________________________]

                                                    or

                           [DORAL MORTGAGE CORPORATION

                           By:     ____________________________________
                           Name:   ____________________________________
                           Title:  ____________________________________]

                                                                       EXHIBIT D

                                                                       EXHIBIT J


                       NOTICE OF CONVERSION/CONTINUATION

                 1. We refer to the First Amended and Restated Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement") dated as of September 25, 1996 by and between First Financial Caribbean Corporation and Doral Mortgage Corporation, the Lenders party thereto and Bankers Trust Company, as Agent. Capitalized terms used herein without definitions shall have the meaning set forth in the Credit Agreement.

                 2. The undersigned, [First Financial Caribbean Corporation, a corporation duly organized under the laws of the Commonwealth of Puerto Rico,] [Doral Mortgage Corporation, a corporation duly organized under the laws of the Commonwealth of Puerto Rico] ("Borrower"), hereby requests to [convert an aggregate principal amount of Facility 1 Tranche B Loans that constitute [Fed Funds] [Eurodollar] Loans equal to $__________(1) to [Fed Funds] [Eurodollar] Loans] [continue an aggregate principal amount of Facility 1 Tranche B Loans that constitute Eurodollar Loans equal to $_____________] on ________________, 199_.(2) [The Eurodollar Interest Period for such Eurodollar Loans following the requested [conversion] [continuation] shall be [30] [60] [90] days.] [After giving effect to the conversion or continuation requested hereby, no more than four (4) Eurodollar Interest Periods will be in effect.]]

                 3. The Collateral Value of the Facility 1 Tranche B Borrowing Base, as reported to the Borrowers by the Warehousing Collateral Agent on the date hereof, is $______. The aggregate principal amount of the Facility 1 Tranche A Loans, Facility 1 Tranche B Loans and Swing-Line Loans and the aggregate face amount of Facility 1 Acceptances outstanding after giving effect to the [conversion] [continuation] hereunder will not exceed the maximum amounts permitted under Sections 2.1 and 2.8 of the Credit Agreement.





__________________________________

    (1) Minimum amount of $1,000,000 for a conversion of Fed Funds Loans into Eurodollar Loans.

    (2) Must be a Eurodollar Business Day for a conversion into or continuation of Eurodollar Loans and a Business Day for conversions into or continuations of all other Loans.

                 4. No Potential Default or Event of Default has occurred and is continuing on the date hereof and none will occur after giving effect to the [conversion] [continuation] to be made pursuant to the terms hereof.(3)

Date:  _________ __, 199_.


                                 [FIRST FINANCIAL CARIBBEAN CORPORATION

                                 By:     ____________________________________
                                 Name:   ____________________________________
                                 Title:  ____________________________________]

                                                         or

                                 [DORAL MORTGAGE CORPORATION

                                 By:     ____________________________________
                                 Name:   ____________________________________
                                 Title:  ____________________________________]




__________________________________

(3) Only required for a conversion into or a continuation of a Eurodollar Loan.